VANGUARD
FIXED INCOME
SECURITIES FUND

Annual Report - January 31, 1998

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

     We recognize that it is our crew members--more than 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

     But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

     They, along with the rest of our valiant crew, look forward to serving you in the years ahead.


                           [PHOTO]

                   JOHN J. BRENNAN
                    Chairman & CEO


JOHN C. BOGLE
Senior Chairman

CONTENTS

    A MESSAGE TO OUR SHAREHOLDERS   . . . . . . . . . . . . . . . . .       1

    THE MARKETS IN PERSPECTIVE    . . . . . . . . . . . . . . . . . .       6

    REPORTS FROM THE ADVISERS   . . . . . . . . . . . . . . . . . . .       8

    PORTFOLIO PROFILES    . . . . . . . . . . . . . . . . . . . . . .      13

    PERFORMANCE SUMMARIES   . . . . . . . . . . . . . . . . . . . . .      23

    FINANCIAL STATEMENTS    . . . . . . . . . . . . . . . . . . . . .      33

    REPORT OF INDEPENDENT ACCOUNTANTS   . . . . . . . . . . . . . . .      52

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

Our fiscal year ended January 31, 1998, provided a near-perfect environment for fixed-income investments, and the nine Portfolios of Vanguard Fixed Income Securities Fund earned returns ranging from +7.1% to +16.8%. What is more, these fine absolute returns were also generally superior to those achieved by our peers.

      Returns from our Portfolios, of course, varied considerably according to their maturities. Just as you would expect in a year when long-term interest rates declined and prices of existing issues rose, our Long-Term U.S. Treasury Portfolio provided the highest return and our Short-Term U.S. Treasury and Short-Term Federal Portfolios provided the lowest.

-------------------------------------------------------------------------
                                     FISCAL YEAR ENDED JANUARY 31, 1998
                                     ----------------------------------
                                                COMPONENTS
                                              OF TOTAL RETURN
                                              ---------------
                                   TOTAL     INCOME     CAPITAL   CURRENT
                                  RETURN     RETURN     RETURN    YIELD*
-------------------------------------------------------------------------
SHORT-TERM PORTFOLIOS
  U.S. Treasury                    + 7.1%     +6.0%      +1.1%     5.25%
  Federal                          + 7.1      +6.3       +0.8      5.40
  Corporate                        + 7.5      +6.4       +1.1      5.83
-------------------------------------------------------------------------
INTERMEDIATE-TERM PORTFOLIOS
  U.S. Treasury                    +10.8%     +6.7%      +4.1%     5.43%
  Corporate                        +10.2      +6.9       +3.3      6.18
  GNMA                             + 9.9      +7.4       +2.5      6.68
-------------------------------------------------------------------------
LONG-TERM PORTFOLIOS
  U.S. Treasury                    +16.8%     +7.1%      +9.7%     5.72%
  Corporate                        +15.5      +7.6       +7.9      6.45
-------------------------------------------------------------------------
HIGH YIELD CORPORATE               +13.1%     +9.3%      +3.8%     8.03%
-------------------------------------------------------------------------

*SEC 30-day annualized yield.

      The adjacent table presents the total return (capital change plus reinvested dividends) for each Portfolio for the twelve months, broken down into its capital and income components. It also shows each Portfolio's yield as of January 31.

      Per-share figures for each Portfolio, including net asset values, income dividends, and any distributions from net realized capital gains, are presented in the table following this letter.

      On September 30, 1997, we introduced Institutional Shares for our Short-Term Corporate Portfolio, which are available for minimum investments of $50 million. During the brief period from their inception through the end of the fiscal year, the shares returned +2.8%; the Portfolio's benchmark index, the Lehman Brothers 1-5 Year Investment Grade Debt Index, returned +3.6.

THE FINANCIAL MARKETS IN BRIEF

The rare mixture of solid economic growth, low unemployment, and decelerating inflation was a tonic for U.S. financial markets during the fiscal year. While this environment was especially kind to stock investors, bond investors also earned solid returns thanks to the general decline in interest rates.

       As the fiscal year began, long-term interest rates were rising because many investors expected that the economy's robust growth would cause inflation to accelerate. But the rate rise was short-lived. The yield on the benchmark 30-year U.S. Treasury bond peaked at 7.17% in mid-April, then headed lower as the news on inflation got better rather than worse. Turmoil in Asia also gave a boost to the U.S. bond market in late 1997 as many investors--both foreign and domestic--sought the relative safety of bonds. On January 31, the 30-year bond's yield stood at 5.80%, nearly 100 basis points below the 6.79% level at which it began the fiscal year. When all was said and done, the price of the long bond was up about 9% for the twelve months.

      For very short-term securities, interest rates rose slightly on balance. The yield on three-month U.S. Treasury bills was 5.18% on January 31, 1998, up a tiny bit from 5.15% a year earlier. The spread between yields on three-month T-bills and 30-year Treasury bonds narrowed from 1.64 percentage points when the fiscal year began to a slim 0.62 percentage point at fiscal year-end. Such a "flattening" of the yield curve has more often than not been a precursor of a slowing economy.

      Overall, the U.S. bond market provided a return (as measured by the Lehman Aggregate Bond Index) of +10.7% for the fiscal year, a sturdy performance that was significantly higher than the fiscal 1997 return of +3.3%, but well shy of the +17.0% gain in fiscal 1996. The Lehman Index includes both government and high-grade corporate bonds, with maturities ranging from short to long.

      While the past year was wonderful for the bond market, it was even better for the stock market. U.S. stocks, as measured by the Wilshire 5000 Equity Index, provided a total return of +25.2% for the twelve months ended January 31, bringing the Index's three-year cumulative return to a remarkable +113.8%.

FISCAL 1998 PERFORMANCE OVERVIEW

Our Portfolios performed in line with the bond market segments in which they invest, with our Long-Term Portfolios benefiting the most from the bond-friendly interest-rate environment.

      Our Short-Term Portfolios, which are the least sensitive to changes in interest rates, received a slight boost from a rise in bond prices, but most of their total return came from interest income. Among our Intermediate-Term Portfolios, which are more than twice as sensitive to interest rate changes, bond price increases were significantly higher. The capital returns of our Long-Term Portfolios, which are twice again as sensitive as the Short-Term Portfolios, were higher still. In fact, the +9.7% capital return on our Long-Term U.S. Treasury Portfolio exceeded its +7.1% income return. Together, the two components combined for an excellent total return of +16.8% for the twelve months.

      Mortgage-backed securities outperformed intermediate-term bonds for most of the fiscal year, only to lag during the final two months, when falling interest rates dramatically increased the possibility that home owners would refinance their loans. These securities typically offer higher yields and have more moderate interest rate fluctuations than other intermediate-term securities, but are susceptible to the risk of prepayment when rates decline. So, while mortgage-backed securities generally earned more interest income than intermediate-term Treasury and corporate securities during the twelve months, their capital returns and total returns were slightly lower.

      The strength of the U.S. economy was helpful to high-yield bonds during the fiscal year. Higher-yielding bonds are lower-quality securities issued by companies whose finances are not strong enough to earn investment-grade credit ratings. While a strong economy often has a negative effect on bonds--economic growth can spur inflation, which drives down bond prices--it provides an excellent climate for high-yield corporate debt by reducing the risk that these "junk bond" issuers will default on their obligations.

       Overall, our fiscal 1998 performance was excellent in comparison with our competitors. Only one of our nine Portfolios failed to outperform its average peer. Our relative superiority was based largely on two factors: an environment that favored our policy of holding somewhat longer maturities than our peers, and our substantial cost advantage,


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

which enables us to deliver a significantly higher portion of our gross returns to our shareholders. Over the past 14 years, our Portfolios have provided superior annual returns relative to their competitors 81% of the time (in 74 comparisons out of 91--a total that reflects the varying lengths of time our Portfolios have existed).

      It's important to note the stark contrast between the returns on longer-term bonds this year versus last year. In our annual report for fiscal 1997, we told you about the damage that rising interest rates inflicted on long-term bonds. Our Long-Term U.S. Treasury Portfolio, which returned +16.8% in fiscal 1998, had a negative return of -1.8% during fiscal 1997--a powerful illustration of the short-term variability of bond returns. These returns include net interest income earned by the Portfolio; excluding income, the capital return of +9.7% in the past year compared with -8.2% a year earlier. As we have explained in previous reports, while our typically longer average maturities versus our peers lead to greater sensitivity to changes in interest rates, we believe this strategy is in the best interest of our long-term shareholders.

--------------------------------------------------------------------------
                                                TOTAL RETURNS
                                      FISCAL YEAR ENDED JANUARY 31, 1998
                                    --------------------------------------
                                                  AVERAGE
                                    VANGUARD     COMPETING
PORTFOLIO                             FUND          FUND       DIFFERENCE
--------------------------------------------------------------------------
Short-Term U.S. Treasury              + 7.1%       + 7.0%          +0.1%
Short-Term Federal                    + 7.1        + 6.9           +0.2
Short-Term Corporate                  + 7.5        + 7.0           +0.5
--------------------------------------------------------------------------
Intermediate-Term U.S. Treasury       +10.8%       + 9.7%          +1.1%
Intermediate-Term Corporate           +10.2        + 9.6           +0.6
GNMA                                  + 9.9        + 9.3           +0.6
--------------------------------------------------------------------------
Long-Term U.S. Treasury               +16.8%       +13.1%          +3.7%
Long-Term Corporate                   +15.5        +10.4           +5.1
--------------------------------------------------------------------------
High Yield Corporate                  +13.1%       +13.9%          -0.8%
--------------------------------------------------------------------------


       Our High Yield Corporate Portfolio was the only one to lag its average competitor in fiscal 1998. As noted earlier, the continuing strong economy provides the ideal environment for these securities. Our Portfolio's shortfall was due in large part to our higher credit quality--a significant drawback during a period when the risk of venturing down the credit-quality ladder was rewarded. Also, we had an extremely light commitment (about 3% of the Portfolio's assets) to bonds issued by telecommunications companies, a top-performing sector during the twelve months. Though our commitment to higher-quality, less-speculative bonds is a competitive handicap for our High Yield Portfolio when the economy is strong, we believe our investment policies are in the best interest of our long-term shareholders.

LONG-TERM PERFORMANCE OVERVIEW

The true measure of any mutual fund must be taken over many years. The Performance Summaries on pages 23 through 32 present the long-term results for our Portfolios, including charts showing each Portfolio's cumulative returns for the past ten years (or its lifetime) and year-by-year breakdowns of the income and capital returns earned by each. The table on page 4 summarizes the long-term total returns of each Portfolio relative to the average return of comparable fixed-income mutual funds during the same periods. It also shows how a $10,000 investment in each Portfolio would have grown over the periods involved.

       With only one exception, each of our Portfolios has outperformed its average competitor over these longer periods. For the Portfolios that have bested their average peer, our average annual margins of superiority range from +0.6% to +2.3%. These advantages amount to significant sums. As shown in the table, a hypothetical $10,000 investment made ten years ago in our Long-Term Corporate Portfolio would have grown to $27,288, compared with $22,276 in our average peer mutual fund--an advantage of $5,012, or more than half of the initial investment. We make no apology for the tiny shortfall of our High Yield Portfolio. It succeeded in providing competitive returns, all the while maintaining the highest-quality portfolio among its high-yield peers.

      We point out that for our Short-Term and Intermediate-Term U.S. Treasury Portfolios, the period since inception covers a little more than six years; for the Intermediate-Term Corporate Portfolio, just over four years.

      Low costs are largely responsible for the consistent and commanding edge we hold over our peers, and help us closely track our benchmark indexes. Our Portfolios' expense ratio (annual expenses as a percentage of average net assets) for the fiscal year averaged about 0.28%--$2.80 per $1,000 invested--a small fraction of the 1.04% in expenses charged each year by the average fixed-income mutual fund. While costs are a critical element in the long-term performance of mutual funds in general, they matter especially for bond funds. Because a fixed-income fund's operating costs come directly out of the income that would otherwise flow to shareholders, differences in cost account for much of the long-term difference in returns between bond funds of comparable credit quality and maturity. While bond fund returns will fluctuate unpredictably year to year as interest rates change, costs are a relatively predictable influence on net return. The simple message of our comparative advantage is: Costs matter.

      Though most of our Portfolios failed to keep up with their Indexes over the decade, low costs helped to hold our shortfalls to a minimum. The Indexes are notoriously tough standards for actively managed bond funds because such benchmarks exist only on paper and are not burdened by the operating, advisory, and securities-transaction costs that all mutual funds must incur.

      Two other keys to our fine absolute and relative performance are the skill of our investment advisers and our policy of maintaining the maturities of our Portfolios within well-defined limits.

--------------------------------------------------------------------------------------------------------------------------
                                                                         TOTAL RETURNS
                                                                10 YEARS ENDED JANUARY 31, 1998
                                     -------------------------------------------------------------------------------------
                                               AVERAGE ANNUAL RATE             FINAL VALUE OF A $10,000 INITIAL INVESTMENT
                                     ---------------------------------------   -------------------------------------------
                                                     AVERAGE                                      AVERAGE
                                     VANGUARD       COMPETING      VANGUARD       VANGUARD       COMPETING      VANGUARD
PORTFOLIO                            PORTFOLIO        FUND         ADVANTAGE      PORTFOLIO        FUND         ADVANTAGE
--------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury*             + 6.3%        + 5.7%           +0.6%         $14,649       $14,129            $  520
Short-Term Federal                    + 7.4         + 6.7            +0.7           20,375        19,093             1,282
Short-Term Corporate                  + 7.8         + 6.9            +0.9           21,218        19,528             1,690
--------------------------------------------------------------------------------------------------------------------------
Intermediate-Term U.S. Treasury*      + 8.4%        + 7.2%           +1.2%         $16,551       $15,471            $1,080
Intermediate-Term Corporate*          + 6.8         + 6.0            +0.8           13,237        12,797               440
GNMA                                  + 8.9         + 8.0            +0.9           23,521        21,523             1,998
--------------------------------------------------------------------------------------------------------------------------
Long-Term U.S. Treasury               +10.3%        + 8.2%           +2.1%         $26,573       $21,978            $4,595
Long-Term Corporate                   +10.6         + 8.3            +2.3           27,288        22,276             5,012
--------------------------------------------------------------------------------------------------------------------------
High Yield Corporate                  +10.4%        +10.4%            0.0%         $26,808       $26,884            $  (76)
--------------------------------------------------------------------------------------------------------------------------

*Since inception: Short-Term U.S. Treasury and Intermediate-Term U.S. Treasury,
 October 1991; Intermediate-Term Corporate, November 1993.

      We point out that future returns of the Portfolios of Vanguard Fixed Income Securities Fund may be higher or lower than those shown. The period since the inceptions of the Portfolios has been a generally good one for longer-term bonds (with the notable exception of 1994), as interest rates have declined on balance. With long-term bond yields now below 6%, it would be unrealistic to expect future returns to be as high as those earned during the past decade.

IN SUMMARY

The stock market is now in the 16th year of a truly remarkable bull run. An unfortunate side effect of this amazing performance is that some investors may have become convinced that bonds serve only to dilute the returns from their stocks. This is a dangerous notion. Bonds provide higher current income than stocks. And the performance leadership among the asset classes shifts from time to time, often unpredictably. We believe that constructing a balanced portfolio that includes not just stock funds but also bond funds and money market funds is a prudent course for long-term investors, no matter how powerful the allure of the "hottest" asset class.

       For the bond portion of your investment program, Vanguard Fixed Income Securities Fund will continue to provide skillfully managed, clearly defined Portfolios at the lowest costs in the industry. We will stay the course with our proven strategy, and we suggest you do the same with a diversified, balanced investment program.

/s/ JOHN C. BOGLE                                     /s/ JOHN J. BRENNAN

John C. Bogle                                         John J. Brennan
Senior Chairman                                       Chairman and
                                                      Chief Executive Officer

February 18, 1998


PORTFOLIO STATISTICS

---------------------------------------------------------------------------------------------------------------------
                                                             NET ASSET
                                                          VALUE PER SHARE           TWELVE MONTHS
                                                    ------------------------    ------------------------
                                                      JAN. 31,      JAN. 31,     INCOME         CAPITAL      CURRENT
PORTFOLIO                                               1997          1998      DIVIDENDS        GAINS*       YIELD**
---------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury                               $10.16        $10.27      $0.590          $0.00         5.25%
Short-Term Federal                                      10.11         10.19       0.611           0.00         5.40
Short-Term Corporate                                    10.75         10.87       0.664           0.00         5.83
Short-Term Corporate (Institutional Shares)                --         10.87       0.229           0.00         5.95
---------------------------------------------------------------------------------------------------------------------
Intermediate-Term U.S. Treasury                        $10.37        $10.80      $0.647          $0.00         5.43%
Intermediate-Term Corporate                              9.72         10.03       0.638          0.011         6.18
GNMA                                                    10.23         10.48       0.718          0.003         6.68
---------------------------------------------------------------------------------------------------------------------
Long-Term U.S. Treasury                                $ 9.84        $10.79      $0.643          $0.00         5.72%
Long-Term Corporate                                      8.71          9.32       0.613          0.075         6.45
---------------------------------------------------------------------------------------------------------------------
High Yield Corporate                                   $ 7.87        $ 8.17      $0.688          $0.00         8.03%
---------------------------------------------------------------------------------------------------------------------

 *Includes long-term and short-term capital gains distributions.

**SEC 30-day annualized yield.

THE MARKETS IN PERSPECTIVE
Year Ended January 31, 1998

U.S. EQUITY MARKETS

Overall, the fiscal year that ended in January again provided U.S. equity investors with exceptional returns, as illustrated by the 26.9% advance of the S&P 500 Index. Investors' mettle was tested several times, however, and most severely by the upheavals that devastated a number of Asian markets toward the end of 1997. The region's turmoil created a high degree of uncertainty about which countries and companies would be most affected. At a deeper level, investors also were concerned about how local and global economic growth might ultimately be affected by the Asian currency devaluations. As a result, beginning in late October, the U.S. market grew increasingly volatile.

      While the dust continued to settle, many investors sought the traditional havens for periods of high uncertainty: large-capitalization issues and particularly the "defensive" sectors of the stock market, such as utilities and health care. The last four months of the fiscal year saw a broad advance in these "safe" sectors, with utilities gaining 23.2% and health care 17.1%. By contrast, concern regarding slowing economic activity in Asia had a pronounced effect on oil prices and on the stocks of oil and oil-service companies. From early October through mid-January, oil prices fell from nearly $23 a barrel to less than $16, but ultimately recovered to $17.21. During this period, integrated-oils stocks declined 8.8% and those of oil-service firms dropped 12.5%. The troubles in Asia also affected small-company stocks generally: After posting strong results during the summer, these stocks fell 4.9% from September through January.

      Despite the recent changes in the investment environment, the fiscal year that ended January 31 remained a stellar one for U.S. stock investors. The best-performing sector, to the surprise of many analysts, was utilities, which rose 38.6%. Utilities benefited from a number of factors, including the strength of the economy, falling interest rates, and merger activity--plus, as noted, a boost from investors hoping to avoid anything connected with Asia. In contrast, the commodity-oriented materials & processing sector posted a gain of 9.1%. Despite the late-year rockiness, small-cap stocks also fared well overall, as illustrated by the 18.1% increase of the Russell 2000 Index. Small-company technology issues were a glaring exception, falling 2.3%.

----------------------------------------------------------------------------
                                               AVERAGE ANNUALIZED RETURNS
                                            PERIODS ENDED JANUARY 31, 1998
                                          ----------------------------------
                                           1 YEAR      3 YEARS       5 YEARS
----------------------------------------------------------------------------
EQUITY
   S&P 500 Index                            26.9%        30.5%        20.3%
   Russell 2000 Index                       18.1         22.2         15.3
   MSCI EAFE Index                          10.6          9.6         12.7
----------------------------------------------------------------------------
FIXED INCOME
   Lehman Aggregate Bond Index              10.7%        10.2%         7.3%
   Lehman 10-Year Municipal Bond Index      10.0          9.7          7.4
   Salomon Brothers Three-Month
      U.S. Treasury Bill Index               5.3          5.4          4.7
----------------------------------------------------------------------------
OTHER
   Consumer Price Index                      1.6%         2.4%         2.5%
----------------------------------------------------------------------------

U.S. FIXED-INCOME MARKETS

In a fiscal year characterized by exceptionally low inflation, interest rates fell, providing investors with very attractive total returns. The Lehman Aggregate Bond Index, for example, posted a total return of 10.7% for the period, comprising 7.2% in income return and 3.5% in capital appreciation. The decline in rates can be attributed largely to better-than-expected reports about the inflation rate. Early in the year, economists were projecting a 2.9% increase in the Consumer Price Index (CPI) during 1997. In March, the Federal Reserve grew sufficiently concerned to boost interest rates by 0.25% in an effort to temper economic growth and thereby ward off inflation. The worries seemed to have been unnecessary, as the actual CPI increase for calendar 1997 was a mere 1.7%.

      The bond market gradually gathered strength during the year as investors grew more confident that four seemingly strange bedfellows--strong economic growth, reasonable inflation, low unemployment, and stable wage growth--would continue to coexist peace-fully. The market also was bolstered, in the final months of 1997, by the drop in oil prices and by the "flight to quality" among investors concerned about Asia's problems. Overall, the longest-maturity issues benefited most from the decline in interest rates. The yield on the 30-year U.S. Treasury bond closed the fiscal year at 5.80%, compared with 6.79% on January 31, 1997. Falling rates flattened the yield curve considerably: Only 0.62% separated the yield on Treasury bills from that on the 30-year issue, down from a spread of 1.64% one year ago. This "tighter spread" reflects expectations that inflation will remain modest.

      The best-performing sector in 1997 was long-term Treasuries, as illustrated by the exceptional 15.1% return of the Lehman Long U.S. Treasury Index. Investors in lower-quality securities also fared well, with the Lehman High Yield Bond Index generating a 12.8% gain. The strength of the economy, together with the lack of inflationary pressure, created an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

Arguably, investors' greatest disappointments were in international markets--especially, of course, those in Asia. Despite improved returns during January 1998, the Morgan Stanley Capital International (MSCI) Pacific Index declined by 14.7% in U.S. dollar terms over the fiscal year. Among individual markets, the 12-month period saw sharp declines (in U.S. dollar terms) in Singapore, down 43.8%, and Malaysia, down 72.3%. Many Asian markets continued to reel from the problems that began in midsummer with currency devaluations by a number of countries. The key issue in the region's markets is whether price levels now fairly, excessively, or insufficiently reflect the challenges these economies face.

      By contrast, the European markets continued to provide U.S. investors with solid returns, although they, too, stumbled in late October and subsequently recovered. The MSCI Europe Index posted a gain of 28.6% for the 12 months ended January 31. The robust character of the European markets reflected strong corporate earnings and optimism that the European Monetary Union would provide a solid framework for future fiscal responsibility and economic growth.

REPORT FROM VANGUARD FIXED INCOME GROUP
Short-Term U.S. Treasury, Federal, and Corporate Portfolios;
Intermediate-Term U.S. Treasury and Corporate Portfolios; and
Long-Term U.S. Treasury Portfolio

THE WINDS OF CHANGE

The fiscal year ended January 31, 1998, was a remarkable one from a number of perspectives. It was a period of continued buoyancy in our capital markets, as both stock and bond prices neared or surpassed record highs. It was a period of dramatic growth in the domestic economy and of dramatic improvements in consumer price inflation. It was a time when millions of new investors adopted mutual funds as their savings and investment vehicles of choice, placing billions of dollars into funds of all varieties. Lastly, it was a time of global economic upheaval, particularly in Asia.

      What made the last 12 months so fascinating was the way in which these forces and events interacted, at times harmonizing to intensify their relative effects, at other times opposing so as to nullify each other's impacts. Just as the East and West Coasts were beset by storms spawned by "El Nino," the capital markets were buffeted by winds blowing both domestically and from abroad. For the most part the winds were at our backs. The Portfolios of Vanguard Fixed Income Securities Fund not only weathered the economic turbulence but prospered from these strong tailwinds.

PORTFOLIO REVIEWS

The seventh year of domestic economic expansion is behind us, making this period of prosperity the third longest since World War II. Such expansions boost earnings and strengthen the balance sheets of corporate America. These improving financial conditions for corporate borrowers translate, for investors in corporate bonds, into a diminished sensitivity to credit risk. In other words, corporate bond holders enjoy expansions because they perceive a reduction in the risks attached to those bonds, and the bonds' prices improve relative to higher-quality U.S. Treasury and agency bonds.

      This was certainly the case for most of the fiscal year just ended, and what was good for corporate bonds was also good for shareholders of corporate-bond mutual funds--particularly Vanguard's Short-Term, Intermediate-Term, and Long-Term Corporate Portfolios (the first two of which we manage). As perceived credit risk diminished over the last six years, these Portfolios outperformed their higher-quality brethren: the Short-Term U.S. Treasury and Federal Portfolios and the Intermediate-Term and Long-Term U.S. Treasury Portfolios.

      However, the improved creditworthiness of corporate borrowers was not the only tailwind blowing steady and fair for our Portfolios. Indeed, strong impetus was provided to all bond funds by two unrelated but powerful factors. The first was a welcome, if somewhat puzzling, improvement in consumer price inflation that occurred in fiscal 1998 despite robust strength in the economy and steadily increasing employment and employment costs. The unemployment rate reached a 24-year low, and consumer prices rose a mere 1.6% during the 12 months ended January 31. Such a rare combination of good news on both the economy and inflation is to be savored.

      Given the rapid unwinding of both inflation and inflationary expectations over the last nine months of the fiscal year, it is perhaps difficult to remember that the year began on a much less sanguine note. In the winter of 1996-1997, people were expecting the Federal Reserve Board to tighten monetary policy to slow economic growth and avert inflationary excesses. On March 25 the Fed did raise the federal funds rate (at which banks lend to each other) from 5.25% to 5.50%. Over the subsequent four weeks, bond investment professionals sold securities in quantities sufficient to raise long- and intermediate-term interest rates by about 0.4 percentage point. The yield to maturity of the "garden variety" long-term Treasury bond, which began the year at 6.8%, rose to about 7.2% by mid-April. While it was not at all apparent at the time, April would prove to be the bond market's "cruelest month." Thereafter, the market experienced one pleasant surprise after another. During spring and summer, the markets were blessed by continued (albeit moderate) growth in the economy and good inflation news. The 30-year Treasury bond's yield descended from the mid-April peak, hovering around 6.5% from June to October. In late October, Fed policymakers again began to voice concern that the sustained rapid growth in employment might cause labor costs to escalate.

      The market's reaction, not surprisingly, produced an irregular decline in bond prices and a rise in interest rates. However, this development was abruptly halted by an astonishing, intense, and rapid deterioration in the Pacific Rim economies.

NOTES (MOSTLY SOUR) FROM ABROAD

From October through January, financial markets were treated to a seemingly unending stream of news reports detailing the "meltdown" of many Asian economies. The apparently isolated popping in the summer of a real estate bubble in Thailand had, by autumn, infected the economies and affected the currencies of Malaysia, Indonesia, Hong Kong, South Korea, the Philippines, and even (to a lesser degree) Japan. The world economic picture had changed strikingly. Uncharacteristically, the U.S. bond market turned its attention away from our own economy and focused on events across the Pacific.

      The Portfolios of Vanguard Fixed Income Fund were major beneficiaries of this shift in focus. First, the turmoil abroad prompted an almost knee-jerk "flight to quality," as investors dumped risky securities and bought Treasury bonds. As the bad news unfolded, long-term interest rates descended progressively from 6.4% to 5.8%. At present, they appear to have stabilized within a 5.7%-6.0% trading range.

      The flight to quality would have been transitory were it not for some sobering implications of the Asian crisis. Bond market participants understood that the Fed would have to modulate its formerly militant monetary stance in light of the weakness in Asian economies. The "Asian contagion," they realized, would affect the U.S. economy by depressing exports, stimulating consumption of imported goods, and further shrinking the already-small inflation rate. Those prospects buoyed bond prices and thus also the net asset values of your Portfolios' shares. In short, it was yet another good year to be a bondholder. The dark lining to this silver cloud is that the bond market's gains over the past three years make it that much harder for the new fiscal year to be as rewarding as fiscal 1998.

RISKS AHEAD

The markets now reflect very optimistic investor expectations. Inflation in calendar-year 1997 was 1.7%. Corporate bond yields reflect negligible concern over credit risk. Interest rates are at their lowest levels in decades. Can things get better than this?

      It's possible. The "real" rate of interest (the current interest rate minus the inflation rate), at 4% or so, remains high by historic comparisons. Bonds could gain either if the real rate shrinks while inflation is stable or if inflation is reduced even further. That said, it's difficult to envision a market environment that will produce bond returns near or above 10% in the coming fiscal year, if only because the interest-income component of returns is now below 6%. To replicate the returns of recent years, bond prices would have to rise more than 4%, an outcome that is less likely, particularly with the economy and employment still so strong.

      In conclusion, we recommend caution and prudence. The Portfolios of Vanguard Fixed Income Securities Fund offer investors low-cost investment choices of varying risk/return characteristics that can be used with a fairly high degree of precision to fine-tune an overall investment program. The future is unknowable. Sticking to one's long-range plan is the best technique for confronting the future's uncertainties.

Ian A. MacKinnon, Managing Director
Robert F. Auwaerter, Principal
John W. Hollyer, Principal
Stephen J. Mahoney, Assistant Portfolio Manager

February 9, 1998


INVESTMENT PHILOSOPHY

The Fund reflects a belief that no one bond portfolio is right for all investors. The Fund offers an array of Portfolios with specific maturity and quality characteristics so investors can select the Portfolio or combination of Portfolios appropriate to their needs.

REPORT FROM WELLINGTON MANAGEMENT COMPANY, LLP
GNMA Portfolio, Long-Term Corporate Portfolio, and High Yield Corporate
Portfolio

The direction of interest rates is the most important factor in the absolute performance of the GNMA, Long-Term Corporate, and High Yield Corporate Portfolios. All three Portfolios are fixed-income investments with intermediate- to long-term maturities. The degree to which changes in rates affect each Portfolio varies.

      During the second half of the fiscal year ended January 31, 1998, intermediate- and long-term rates declined 50 basis points (0.50%), which created a favorable environment for fixed-income securities. Long-term bonds with call protection performed better than intermediate-term securities. One of the pleasant surprises amidst the rate decline during the fiscal year was the excellent behavior of the GNMA Portfolio, which could have stumbled as investors became concerned that lower rates would lead to large prepayments of mortgages as homeowners refinanced home loans. This concern surfaced in the mortgage securities market only very late in the year. As rates fell in response to Asia's economic crisis, investors in high-yield bonds might have become troubled about the possibility of an economic slowdown. This concern did not overtly surface either, however, and the popularity of high-yield bonds continued to grow.

      Since the Federal Reserve Board raised short-term rates last March, fixed-income investors have generally believed that the Fed would continue to fight inflation responsibly and that the market conditions for bonds would remain sound. As the Asian crisis spread, the demand for U.S. bonds increased, boosting prices across all sectors.

      For long-term, investment-grade corporate bonds, risk premiums--the yields in excess of those on risk-free U.S. Treasuries--rose slightly during the second half of the fiscal year but should stabilize if the economy continues to grow moderately. Mortgage-backed securities continue to offer a generous yield premium to reward investors for the risks posed by interest-rate volatility. If rates stay in a trading range over the next six months, as we expect, the extra yields available from high-yield bonds, long-term corporate bonds, and GNMA securities offer reasonable value.

GNMA PORTFOLIO

The GNMA Portfolio performed well during the 12 months ended January 31, 1998, particularly in light of the year's substantial decline in interest rates. Often, declining rates cause GNMA security prices to rise more slowly than the prices of other fixed-income securities, as investors focus on the negative aspects of mortgage refinancing. Although refinancing activity, as stated earlier, rose during the last quarter of the fiscal year, the effect on GNMA prices was less dramatic than many had expected, primarily because yields remained attractive. Price performance is determined by the market's assessment of the trade-off between refinancing risk on the one hand and incremental yield on the other. For much of fiscal 1998, attractive yields won the tug of war.

       Refinancing has accelerated and is likely to continue at a high level so long as interest rates do not rise from current levels. However, the effects of prepayments on the GNMA Portfolio should be much less dramatic than during prior refinancing periods. We have taken steps to reduce the Portfolio's exposure to the negatives associated with prepayments. In summary, we expect your GNMA Portfolio to continue to do what it has done for many years: provide competitive total return and a high level of current income. Prepayments are part of owning a GNMA portfolio, a factor that comes and goes but has not diminished the long-term attractiveness of GNMAs.

LONG-TERM CORPORATE PORTFOLIO

The Long-Term Corporate Portfolio's average maturity is approximately 20 years, in keeping with its charter as an investment-grade, long-term corporate bond fund. The Portfolio's average duration is also long, at more than 9 years. The Portfolio remains extremely sensitive to changes in long-term rates, and shareholders should understand this sensitivity. For example, if interest rates move up or down by 100 basis points (1 percentage point), the Portfolio's net asset value would fluctuate by approximately 9%. Because rates fell over the past 12 months, the Portfolio's return improved over that for fiscal 1997, when rates were rising. The Portfolio has excellent call protection, which implies that most of the higher-coupon securities we hold cannot be redeemed by their issuers if interest rates decline. Thus, the Portfolio's income stream has some protection from falling interest rates.

       As always, the major risk to the Long-Term Corporate Portfolio is a rise in long-term interest rates. Over half of the Portfolio is now invested (and is intended always to be so) in corporate bonds with an average maturity longer than 15 years. We hold minimal cash. The second risk ever present in this Portfolio is deterioration in the creditworthiness of corporate issuers. To mitigate this risk, the Portfolio is well-diversified by issuer and industry. Over 80% of the value of the Portfolio is invested in high-quality issues, those rated A or better. The Portfolio owns no below-investment-grade corporate bonds, emerging market debt, or foreign bonds denominated in non-U.S. currencies. We generally purchase bonds of well-established, larger companies with stable operating histories.

HIGH YIELD CORPORATE PORTFOLIO

Bonds with credit ratings below investment-grade continue to be popular with investors as the annual default rate by corporate issuers has fallen to historically low levels. Below-investment-grade bonds usually outperform higher-quality issues when investors are anticipating strong economic growth and interest rates are rising moderately. Because rates have been falling recently, the high-yield market has lagged noncallable, long-term, investment-grade bonds.

      We expect economic growth to slow a bit this year, although not enough to cause the default rate to rise sharply. Companies with stable cash flows should outperform issuers that are more economically sensitive. We do not anticipate any major economic problems that would cause the High Yield Corporate Portfolio to suffer meaningful deterioration in credit quality.

      We remain very selective when examining the large number of new issues. With strong cash flows into high-yield mutual funds, the quality of the companies coming to market is shifting. Companies in the early stages of development, which previously had to rely exclusively on public or private equity for financing, are now able to raise money by selling high-yield bonds. We are avoiding the smaller start-up companies and continue to emphasize the higher-quality segment of the below-investment-grade market.

      We conduct in-depth credit research on a company-by-company basis and emphasize diversification. The Portfolio owns bonds issued by a broad range of industries and companies. Its holdings continue to be focused on cash-paying issues rated B or better. We maintain a modest reserve of U.S. Treasury securities in the event that liquidity is necessary.

Paul D. Kaplan, Senior Vice President and Portfolio Manager
Earl E. McEvoy, Senior Vice President and Portfolio Manager

February 9, 1998

PORTFOLIO PROFILE
Short-Term U.S. Treasury Portfolio



This Profile provides a snapshot of the Portfolio's characteristics as of January 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 14.

FINANCIAL ATTRIBUTES
--------------------------------------------------
Number of Issues                                30
Yield                                         5.3%
Yield to Maturity                             5.3%
Average Coupon                                6.5%
Average Maturity                         2.4 years
Average Quality                      U.S. Treasury
Average Duration                         2.2 years
Expense Ratio                                0.27%
Cash Reserves                                 1.7%

INVESTMENT FOCUS
--------------------------------------------------
[GRAPH]

VOLATILITY MEASURES
--------------------------------------------------
                        SHORT-TERM          LEHMAN
                     U.S. TREASURY          INDEX*
--------------------------------------------------
R-Squared                     0.93            1.00
Beta                          0.46            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------------
U.S. Treasury                               100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
--------------------------------------------------
Under 1 Year                                  1.2%
1-3 Years                                     61.6
3-5 Years                                     29.7
Over 5 Years                                   7.5
--------------------------------------------------
Total                                       100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. U.S. Treasury securities are considered to have the highest credit quality.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing instruments. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY COUPON. A breakdown of the securities in a portfolio according to coupon rate--the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or "called") early by the issuer.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a portfolio's holdings by type of issuer or type of instrument.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PORTFOLIO PROFILE
Short-Term Federal Portfolio



This Profile provides a snapshot of the Portfolio's characteristics as of January 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 14.

FINANCIAL ATTRIBUTES
--------------------------------------------------
Number of Issues                                88
Yield                                         5.4%
Yield to Maturity                             5.5%
Average Coupon                                6.5%
Average Maturity                         2.5 years
Average Quality                             Agency
Average Duration                         2.2 years
Expense Ratio                                0.27%
Cash Reserves                                 1.8%

VOLATILITY MEASURES
--------------------------------------------------
                        SHORT-TERM          LEHMAN
                           FEDERAL          INDEX*
--------------------------------------------------
R-Squared                     0.93            1.00
Beta                          0.45            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
--------------------------------------------------
Under 1 Year                                 14.3%
1-3 Years                                    44.9
3-5 Years                                    21.6
Over 5 Years                                 19.2
--------------------------------------------------
Total                                       100.0%

INVESTMENT FOCUS
--------------------------------------------------
[GRAPH]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------------
U.S. TREASURY                                14.8%
AGENCY                                       85.2
--------------------------------------------------
Total                                       100.0%

PORTFOLIO PROFILE
Short-Term Corporate Portfolio



This Profile provides a snapshot of the Portfolio's characteristics as of January 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 14.

FINANCIAL ATTRIBUTES
--------------------------------------------------
Number of Issues                               260
Yield--Investor Shares                        5.8%
Yield--Institutional Shares                   6.0%
Yield to Maturity                             5.9%
Average Coupon                                6.8%
Average Maturity                         2.6 years
Average Quality                                 A1
Average Duration                         2.1 years
Expense Ratio--Investor Shares               0.28%
Expense Ratio--Institutional Shares         0.15%*
Cash Reserves                                 1.3%

*Annualized.

VOLATILITY MEASURES
--------------------------------------------------
                        SHORT-TERM          LEHMAN
                         CORPORATE          INDEX*
                   INVESTOR SHARES
--------------------------------------------------
R-Squared                     0.94            1.00
Beta                          0.47            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
--------------------------------------------------
Under 1 Year                                  9.0%
1-3 Years                                    46.9
3-5 Years                                    33.7
Over 5 Years                                 10.4
--------------------------------------------------
Total                                       100.0%

INVESTMENT FOCUS
--------------------------------------------------
[GRAPH]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------------
Aaa                                          20.9%
Aa                                           14.3
A                                            40.5
Baa                                          23.2
Ba                                            0.0
B                                             0.0
Not Rated                                     1.1
--------------------------------------------------
Total                                       100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
--------------------------------------------------
Asset-Backed                                  9.6%
Finance                                       49.3
Foreign                                        7.9
Industrial                                    18.0
Mortgage                                       5.9
U.S. Government and Agency                     1.8
U.S. Treasury                                  0.1
Utilities                                      7.4
--------------------------------------------------
Total                                       100.0%

PORTFOLIO PROFILE
Intermediate-Term U.S. Treasury Portfolio



This Profile provides a snapshot of the Portfolio's characteristics as of January 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 14.

FINANCIAL ATTRIBUTES
--------------------------------------------------
Number of Issues                                25
Yield                                         5.4%
Yield to Maturity                             5.5%
Average Coupon                                8.1%
Average Maturity                         7.0 years
Average Quality                      U.S. Treasury
Average Duration                         5.3 years
Expense Ratio                                0.27%
Cash Reserves                                 2.4%

VOLATILITY MEASURES
--------------------------------------------------
                 INTERMEDIATE-TERM          LEHMAN
                     U.S. TREASURY          INDEX*
--------------------------------------------------
R-Squared                     0.99            1.00
Beta                          1.23            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
--------------------------------------------------
Under 1 Year                                  0.6%
1-5 Years                                     1.8
5-10 Years                                   75.5
10-20 Years                                  22.1
20-30 Years                                   0.0
Over 30 Years                                 0.0
--------------------------------------------------
Total                                       100.0%

INVESTMENT FOCUS
--------------------------------------------------
[GRAPH]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------------
U.S. Treasury                               100.0%

PORTFOLIO PROFILE
Intermediate-Term Corporate Portfolio



This Profile provides a snapshot of the Portfolio's characteristics as of January 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 14.

FINANCIAL ATTRIBUTES
--------------------------------------------------
Number of Issues                               164
Yield                                         6.2%
Yield to Maturity                             6.3%
Average Coupon                                7.2%
Average Maturity                         7.0 years
Average Quality                                 A2
Average Duration                         5.3 years
Expense Ratio                                0.26%
Cash Reserves                                 2.2%

VOLATILITY MEASURES
--------------------------------------------------
                 INTERMEDIATE-TERM          LEHMAN
                         CORPORATE          INDEX*
--------------------------------------------------
R-Squared                     0.99            1.00
Beta                          1.21            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
--------------------------------------------------
Under 1 Year                                  0.5%
1-5 Years                                    20.9
5-10 Years                                   70.0
10-20 Years                                   8.6
20-30 Years                                   0.0
Over 30 Years                                 0.0
--------------------------------------------------
Total                                        100.0%

INVESTMENT FOCUS
--------------------------------------------------
[GRAPH]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------------
Aaa                                           6.6%
Aa                                           15.3
A                                            54.0
Baa                                          23.0
Ba                                            0.0
B                                             0.0
Not Rated                                     1.1
--------------------------------------------------
Total                                       100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
--------------------------------------------------
Asset-Backed                                  4.3%
Finance                                      46.4
Foreign                                      14.1
Industrial                                   28.0
Mortgage                                      0.0
U.S. Government and Agency                    0.0
U.S. Treasury                                 1.1
Utilities                                     6.1
--------------------------------------------------
Total                                       100.0%

PORTFOLIO PROFILE
GNMA Portfolio



This Profile provides a snapshot of the Portfolio's characteristics as of January 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 14.

FINANCIAL ATTRIBUTES
--------------------------------------------------
Number of Issues                                25
Yield                                         6.7%
Yield to Maturity                             6.6%
Average Coupon                                7.3%
Average Maturity                         6.3 years
Average Quality                      U.S. Treasury
Average Duration                         3.5 years
Expense Ratio                                0.31%
Cash Reserves                                 2.0%

VOLATILITY MEASURES
--------------------------------------------------
                                            LEHMAN
                              GNMA          INDEX*
--------------------------------------------------
R-Squared                     0.95            1.00
Beta                          0.81            1.00

*Lehman Aggregate Bond Index.

INVESTMENT FOCUS
--------------------------------------------------
[GRAPH]

DISTRIBUTION BY COUPON (% OF PORTFOLIO)
--------------------------------------------------
Under 6%                                      0.0%
6%-7%                                        18.5
7%-8%                                        57.5
8%-9%                                        18.3
9%-10%                                        5.6
Over 10%                                      0.1
--------------------------------------------------
Total                                       100.0%

PORTFOLIO PROFILE
Long-Term U.S. Treasury Portfolio



This Profile provides a snapshot of the Portfolio's characteristics as of January 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 14.

FINANCIAL ATTRIBUTES
--------------------------------------------------
Number of Issues                                12
Yield                                         5.7%
Yield to Maturity                             5.8%
Average Coupon                                8.0%
Average Maturity                        20.4 years
Average Quality                      U.S. Treasury
Average Duration                        10.3 years
Expense Ratio                                0.27%
Cash Reserves                                 6.9%

VOLATILITY MEASURES
--------------------------------------------------
                         LONG-TERM          LEHMAN
                     U.S. TREASURY          INDEX*
--------------------------------------------------
R-Squared                     0.96            1.00
Beta                          2.07            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
--------------------------------------------------
Under 1 Year                                  4.7%
1-5 Years                                     0.0
5-10 Years                                    0.8
10-20 Years                                  29.5
20-30 Years                                  65.0
Over 30 Years                                 0.0
--------------------------------------------------
Total                                       100.0%

INVESTMENT FOCUS
--------------------------------------------------
[GRAPH]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------------
U.S. Treasury                               100.0%

PORTFOLIO PROFILE
Long-Term Corporate Portfolio



This Profile provides a snapshot of the Portfolio's characteristics as of January 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 14.

FINANCIAL ATTRIBUTES
--------------------------------------------------
Number of Issues                               154
Yield                                         6.5%
Yield to Maturity                             6.7%
Average Coupon                                7.5%
Average Maturity                        19.4 years
Average Quality                                 A1
Average Duration                         9.4 years
Expense Ratio                                0.32%
Cash Reserves                                 3.1%

VOLATILITY MEASURES
--------------------------------------------------
                         LONG-TERM          LEHMAN
                         CORPORATE          INDEX*
--------------------------------------------------
R-Squared                     0.95            1.00
Beta                          1.75            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
--------------------------------------------------
Under 1 Year                                  4.0%
1-5 Years                                     2.7
5-10 Years                                   20.9
10-20 Years                                  21.0
20-30 Years                                  48.4
Over 30 Years                                 3.0
--------------------------------------------------
Total                                       100.0%

INVESTMENT FOCUS
--------------------------------------------------
[GRAPH]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------------
Aaa                                          17.2%
Aa                                           17.9
A                                            47.6
Baa                                          17.3
Ba                                            0.0
B                                             0.0
Not Rated                                     0.0
--------------------------------------------------
Total                                       100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
--------------------------------------------------
Asset-Backed                                  0.0%
Finance                                      22.8
Foreign                                       8.2
Industrial                                   48.9
Mortgage                                      0.0
U.S. Government and Agency                    0.0
U.S. Treasury                                 5.4
Utilities                                    14.7
--------------------------------------------------
Total                                       100.0%

PORTFOLIO PROFILE
High Yield Corporate Portfolio



This Profile provides a snapshot of the Portfolio's characteristics as of January 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 14.

FINANCIAL ATTRIBUTES
--------------------------------------------------
Number of Issues                               216
Yield                                         8.0%
Yield to Maturity                             8.2%
Average Coupon                                9.2%
Average Maturity                         6.3 years
Average Quality                                Ba3
Average Duration                         4.5 years
Expense Ratio                                0.28%
Cash Reserves                                 3.3%

VOLATILITY MEASURES
--------------------------------------------------
                        HIGH YIELD          LEHMAN
                         CORPORATE          INDEX*
--------------------------------------------------
R-Squared                     0.45            1.00
Beta                          0.58            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
--------------------------------------------------
Under 1 Year                                  1.2%
1-5 Years                                    30.4
5-10 Years                                   63.0
10-20 Years                                   5.4
20-30 Years                                   0.0
Over 30 Years                                 0.0
--------------------------------------------------
Total                                       100.0%

INVESTMENT FOCUS
--------------------------------------------------
[GRAPH]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------------
Aaa                                           5.6%
Aa                                            0.0
A                                             0.0
Baa                                           0.0
Ba                                           37.2
B                                            57.0
Not Rated                                     0.2
--------------------------------------------------
Total                                       100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
--------------------------------------------------
Asset-Backed                                  0.0%
Finance                                       3.7
Foreign                                       0.0
Industrial                                   85.1
Mortgage                                      0.0
U.S. Government & Agency                      0.0
U.S. Treasury                                 5.2
Utilities                                     6.0
--------------------------------------------------
Total                                       100.0%

PERFORMANCE SUMMARY
Short-Term U.S. Treasury Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate, so an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: OCTOBER 28, 1991-JANUARY 31, 1998
------------------------------------------------------------
            SHORT-TERM U.S. TREASURY PORTFOLIO       LEHMAN*
FISCAL       CAPITAL        INCOME       TOTAL        TOTAL
YEAR         RETURN         RETURN      RETURN       RETURN
------------------------------------------------------------
1992           1.2%          1.4%         2.6%          3.0%
1993           3.3           5.4          8.7           9.0
1994           0.8           4.7          5.5           6.1
1995          -4.8           5.2          0.4          -0.1
1996           4.8           6.6         11.4          12.0
1997          -1.9           5.8          3.9           4.1
1998           1.1           6.0          7.1           7.9
------------------------------------------------------------

*Lehman 1-5 Year U.S. Treasury Index.

See Financial Highlights table on page 43 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: OCTOBER 28, 1991-JANUARY 31, 1998
---------------------------------------------------------
                                AVERAGE        LEHMAN
               SHORT-TERM      SHORT-TERM     1-5 YEAR
              U.S. TREASURY     TREASURY    U.S. TREASURY
                PORTFOLIO         FUND          INDEX
---------------------------------------------------------
10/28/91          10000           10000         10000
1991 10           10045           10045         10045
1992 01           10260           10271         10302
1992 04           10357           10360         10404
1992 07           10767           10685         10834
1992 10           10893           10783         10965
1993 01           11157           10975         11225
1993 04           11425           11170         11481
1993 07           11473           11234         11587
1993 10           11650           11393         11793
1994 01           11775           11499         11912
1994 04           11513           11288         11607
1994 07           11662           11419         11764
1994 10           11681           11434         11751
1995 01           11822           11560         11897
1995 04           12199           11885         12291
1995 07           12550           12195         12677
1995 10           12820           12439         12958
1996 01           13165           12757         13327
1996 04           13019           12611         13182
1996 07           13182           12759         13350
1996 10           13520           13067         13715
1997 01           13677           13194         13870
1997 04           13791           13287         13984
1997 07           14145           13633         14402
1997 10           14368           13823         14652
1998 01           14649           14129         14966
---------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS
                                             PERIODS ENDED JANUARY 31, 1998
                                           ----------------------------------
                                                                      SINCE     FINAL VALUE OF A
                                           1 YEAR      5 YEARS      INCEPTION  $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury Portfolio          7.11%        5.60%        6.29%          $14,649
Average Short-Term U.S. Treasury Fund       6.97         5.28         5.68            14,129
Lehman 1-5 Year U.S. Treasury Index         7.90         5.92         6.65            14,966
-------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997*

-------------------------------------------------------------------------------------------------------------------
                                                                                            SINCE INCEPTION
                                          INCEPTION                                  ------------------------------
                                             DATE         1 YEAR      5 YEARS        CAPITAL     INCOME       TOTAL
-------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury Portfolio        10/28/1991       6.39%       5.67%          0.56%       5.63%       6.19%
-------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
Short-Term Federal Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate, so an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: DECEMBER 31, 1987-JANUARY 31, 1998
----------------------------------------------------------
              SHORT-TERM FEDERAL PORTFOLIO         LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
----------------------------------------------------------
1988           0.5%        0.5%        1.0%          1.9
1989          -2.7         8.4         5.7           5.0
1990           1.1         9.0        10.1          10.5
1991           1.9         8.6        10.5          11.1
1992           3.1         7.5        10.6          11.3
1993           2.3         6.2         8.5           8.9
1994           1.1         5.1         6.2           6.1
1995          -5.6         5.4        -0.2          -0.1
1996           5.0         6.4        11.4          12.0
1997          -1.7         6.2         4.5           4.1
1998           0.8         6.3         7.1           7.9
----------------------------------------------------------

*Lehman 1-5 Year U.S. Government Index.

See Financial Highlights table on page 43 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: JANUARY 31, 1988-JANUARY 31, 1998
---------------------------------------------------------
                                AVERAGE        LEHMAN
                SHORT-TERM     SHORT-TERM   1-5 YEAR U.S.
                 FEDERAL       GOVERNMENT    GOVERNMENT
                PORTFOLIO         FUND         INDEX
---------------------------------------------------------
1988 01           10000           10000         10000
1988 04           10110           10089         10093
1988 07           10212           10194         10182
1988 10           10467           10453         10456
1989 01           10565           10518         10502
1989 04           10768           10698         10720
1989 07           11338           11187         11322
1989 10           11508           11343         11476
1990 01           11631           11462         11606
1990 04           11726           11563         11686
1990 07           12200           11992         12197
1990 10           12437           12223         12467
1991 01           12848           12618         12898
1991 04           13114           12874         13191
1991 07           13369           13100         13435
1991 10           13877           13570         14002
1992 01           14211           13844         14357
1992 04           14362           13969         14501
1992 07           14957           14438         15094
1992 10           15125           14561         15276
1993 01           15418           14862         15633
1993 04           15781           15136         15990
1993 07           15941           15301         16137
1993 10           16219           15524         16420
1994 01           16379           15647         16586
1994 04           15982           15251         16165
1994 07           16156           15348         16386
1994 10           16137           15325         16370
1995 01           16343           15488         16571
1995 04           16878           15928         17119
1995 07           17357           16350         17654
1995 10           17756           16713         18047
1996 01           18211           17140         18555
1996 04           18087           16935         18358
1996 07           18311           17118         18597
1996 10           18798           17547         19105
1997 01           19032           17742         19323
1997 04           19185           17875         19486
1997 07           19691           18345         20064
1997 10           19995           18620         20412
1998 01           20375           19093         20840
---------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                             AVERAGE ANNUAL TOTAL RETURNS
                                            PERIODS ENDED JANUARY 31, 1998
                                           ---------------------------------    FINAL VALUE OF A
                                           1 YEAR      5 YEARS      10 YEARS   $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------
Short-Term Federal Portfolio                7.06%        5.73%        7.38%          $20,375
Average Short-Term Government Fund          6.89         5.02         6.68            19,093
Lehman 1-5 Year U.S. Government Index       7.85         5.92         7.62            20,840
-------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997*

-------------------------------------------------------------------------------------------------------------------
                                                                                                10 YEARS
                                          INCEPTION                                 -------------------------------
                                             DATE         1 YEAR      5 YEARS       CAPITAL      INCOME       TOTAL
-------------------------------------------------------------------------------------------------------------------
Short-Term Federal Portfolio              12/31/1987       6.46%       5.83%          0.48%       6.89%       7.37%
-------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
Short-Term Corporate Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate, so an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: OCTOBER 29, 1982-JANUARY 31, 1998
----------------------------------------------------------
             SHORT-TERM CORPORATE PORTFOLIO        LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
----------------------------------------------------------
1983           0.5%         2.7%       3.2%          4.6%
1984          -1.1         10.6        9.5          10.9
1985           2.3         11.7       14.0          14.1
1986           3.7         10.5       14.2          14.6
1987           2.9          8.7       11.6          11.9
1988          -2.2          7.4        5.2           6.8
1989          -1.9          8.2        6.3           6.5
1990           1.1          9.1       10.2          10.7
1991           1.5          9.0       10.5           9.8
1992           3.6          8.1       11.7          13.4
1993           2.6          6.7        9.3           9.5
1994           0.4          5.7        6.1           7.9
1995          -4.9          5.5        0.6           0.3
1996           5.2          6.8       12.0          13.8
1997          -1.7          6.2        4.5           4.6
1998           1.1          6.4        7.5           8.0
----------------------------------------------------------

*Lehman 1-5 Year Investment Grade Index.

See Financial Highlights table on page 44 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: JANUARY 31, 1988-JANUARY 31, 1998
---------------------------------------------------------
                                 AVERAGE        LEHMAN
               SHORT-TERM      SHORT-TERM      1-5 YEAR
                CORPORATE       CORPORATE     INVESTMENT
                PORTFOLIO         FUND        GRADE INDEX
---------------------------------------------------------
1988 01           10000           10000         10000
1988 04           10142           10124         10152
1988 07           10249           10239         10296
1988 10           10511           10483         10572
1989 01           10631           10598         10652
1989 04           10852           10793         10855
1989 07           11416           11258         11469
1989 10           11577           11443         11662
1990 01           11713           11581         11792
1990 04           11832           11714         11900
1990 07           12309           12120         12437
1990 10           12538           12300         12553
1991 01           12939           12697         12947
1991 04           13297           13026         13434
1991 07           13544           13268         13723
1991 10           14083           13740         14297
1992 01           14453           14067         14686
1992 04           14606           14207         14874
1992 07           15246           14680         15532
1992 10           15381           14818         15660
1993 01           15796           15084         16074
1993 04           16137           15373         16525
1993 07           16258           15537         16753
1993 10           16556           15781         17087
1994 01           16761           15947         17342
1994 04           16397           15628         16867
1994 07           16628           15775         17165
1994 10           16641           15805         17165
1995 01           16863           15934         17389
1995 04           17438           16379         18058
1995 07           17967           16826         18691
1995 10           18370           17179         19160
1996 01           18878           17605         19780
1996 04           18725           17463         19543
1996 07           18965           17672         19817
1996 10           19480           18119         20421
1997 01           19731           18337         20682
1997 04           19900           18487         20856
1997 07           20477           18997         21574
1997 10           20795           19265         21889
1998 01           21218           19528         22338
---------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                             AVERAGE ANNUAL TOTAL RETURNS
                                            PERIODS ENDED JANUARY 31, 1998
                                           ---------------------------------    FINAL VALUE OF A
                                           1 YEAR      5 YEARS      10 YEARS   $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------
Short-Term Corporate Portfolio              7.53%        6.08%        7.81%          $21,218
Average Short-Term Corporate Fund           6.97         5.45         6.92            19,528
Lehman 1-5 Year Investment Grade Index      8.01         6.80         8.37            22,338
-------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997*

-------------------------------------------------------------------------------------------------------------------
                                                                                               10 YEARS
                                          INCEPTION                                  ------------------------------
                                             DATE         1 YEAR      5 YEARS        CAPITAL     INCOME       TOTAL
-------------------------------------------------------------------------------------------------------------------
Short-Term Corporate Portfolio            10/29/1982       6.95%       6.21%          0.70%       7.17%       7.87%
-------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
Short-Term Corporate Portfolio

Institutional Shares

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate, so an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS:
SEPTEMBER 30, 1997-JANUARY 31, 1998

-----------------------------------------------------------
             SHORT-TERM CORPORATE PORTFOLIO-
                  INSTITUTIONAL SHARES              LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL          TOTAL
PERIOD       RETURN      RETURN      RETURN         RETURN
-----------------------------------------------------------
1998          0.6%        2.2%         2.8%          3.6%
-----------------------------------------------------------

*Lehman 1-5 Year Investment Grade Index.

See Financial Highlights table on page 44 for dividend and capital gains information since the Portfolio's inception.


AVERAGE ANNUAL TOTAL RETURN: PERIOD ENDED DECEMBER 31, 1997*

---------------------------------------------------------------------------------------------------------------
                                                                                     SINCE INCEPTION
                                                             INCEPTION      -----------------------------------
                                                               DATE         CAPITAL       INCOME          TOTAL
---------------------------------------------------------------------------------------------------------------
Short-Term Corporate Portfolio-Institutional Shares          9/30/1997       0.09%         1.60%          1.69%
---------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
Intermediate-Term U.S. Treasury Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: OCTOBER 28, 1991-JANUARY 31, 1998

----------------------------------------------------------
                   INTERMEDIATE-TERM
                 U.S. TREASURY PORTFOLIO           LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
----------------------------------------------------------
1992          1.9%        1.7%         3.6%          4.0%
1993          6.1         7.0         13.1          13.2
1994          4.1         6.0         10.1          10.6
1995         -9.6         5.7         -3.9          -4.5
1996         11.7         7.3         19.0          19.6
1997         -4.9         6.2          1.3           1.3
1998          4.1         6.7         10.8          11.7
-----------------------------------------------------------

*Lehman 5-10 Year U.S. Treasury Index.

See Financial Highlights table on page 45 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: OCTOBER 28, 1991-JANUARY 31, 1998
---------------------------------------------------------
                                AVERAGE
              INTERMEDIATE-  INTERMEDIATE-     LEHMAN
                TERM U.S.        TERM         5-10 YEAR
                TREASURY     U.S. TREASURY  U.S. TREASURY
                PORTFOLIO        FUND           INDEX
---------------------------------------------------------
10/28/91          10000           10000         10000
1991 10           10105           10105         10105
1992 01           10359           10359         10396
1992 04           10376           10381         10424
1992 07           11128           11025         11184
1992 10           11260           11127         11316
1993 01           11721           11497         11764
1993 04           12178           11856         12202
1993 07           12431           12066         12525
1993 10           12793           12426         12935
1994 01           12904           12496         13015
1994 04           12144           11907         12194
1994 07           12331           12047         12382
1994 10           12115           11934         12141
1995 01           12401           12100         12435
1995 04           12993           12503         13060
1995 07           13636           12928         13732
1995 10           14185           13337         14288
1996 01           14753           13806         14874
1996 04           14098           13313         14199
1996 07           14268           13446         14364
1996 10           14849           13900         14984
1997 01           14941           13995         15072
1997 04           14999           14010         15091
1997 07           15711           14635         15916
1997 10           16045           14919         16294
1998 01           16551           15471         16834

----------------------------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED JANUARY 31, 1998
                                               ---------------------------------
                                                                         SINCE     FINAL VALUE OF A
                                               1 YEAR      5 YEARS     INCEPTION  $10,000 INVESTMENT
----------------------------------------------------------------------------------------------------
Intermediate-Term U.S. Treasury Portfolio      10.78%        7.15%        8.38%          $16,551
Average Intermediate-Term U.S. Treasury Fund    9.69         6.30         7.22            15,471
Lehman 5-10 Year U.S. Treasury Index           11.69         7.43         8.68            16,834
----------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997*

-------------------------------------------------------------------------------------------------------------------
                                                                                             SINCE INCEPTION
                                               INCEPTION                              -----------------------------
                                                  DATE        1 YEAR     5 YEARS      CAPITAL     INCOME      TOTAL
-------------------------------------------------------------------------------------------------------------------
Intermediate-Term U.S. Treasury Portfolio      10/28/1991      8.96%      7.35%       1.75%        6.45%      8.20%
-------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
Intermediate-Term Corporate Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: NOVEMBER 1, 1993-JANUARY 31, 1998

----------------------------------------------------------
                   INTERMEDIATE-TERM
                   CORPORATE PORTFOLIO             LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
----------------------------------------------------------
1994          0.4%        1.3%         1.7%          2.4%
1995         -9.7         6.0         -3.7          -4.0
1996         12.1         7.8         19.9          21.1
1997         -4.2         6.5          2.3           2.7
1998          3.3         6.9         10.2          10.4
----------------------------------------------------------

*Lehman 5-10 Year Investment Grade Index.

See Financial Highlights table on page 45 for dividend and capital gains information since the Portfolio's inception.

---------------------------------------------------------
CUMULATIVE PERFORMANCE: NOVEMBER 1, 1993-JANUARY 31, 1998
---------------------------------------------------------
                               AVERAGE         LEHMAN
              INTERMEDIATE-  INTERMEDIATE-    5-10 YEAR
                TERM U.S.        TERM        INVESTMENT
                CORPORATE      CORPORATE        GRADE
                  FUND           FUND           INDEX
---------------------------------------------------------
11/1/93           10000           10000         10000
1994 01           10166           10148         10244
1994 04           9583            9661          9576
1994 07           9718            9773          9782
1994 10           9563            9663          9605
1995 01           9787            9842          9831
1995 04           10300           10242         10401
1995 07           10834           10651         10953
1995 10           11267           10996         11398
1996 01           11738           11363         11903
1996 04           11246           11028         11421
1996 07           11388           11159         11565
1996 10           11884           11559         12099
1997 01           12007           11678         12220
1997 04           12054           11740         12251
1997 07           12674           12282         12968
1997 10           12906           12481         13154
1998 01           13237           12797         13491
---------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                             AVERAGE ANNUAL TOTAL RETURNS
                                            PERIODS ENDED JANUARY 31, 1998       FINAL VALUE OF A
                                           1 YEAR           SINCE INCEPTION    $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------
Intermediate-Term Corporate Portfolio       10.24%                 6.82%             $13,237
Average Intermediate-Term Corporate Fund     9.58                  5.98               12,797
Lehman 5-10 Year Investment Grade Index     10.40                  7.30               13,491
-------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997*

-----------------------------------------------------------------------------------------------------
                                                                              SINCE INCEPTION
                                          INCEPTION                    ------------------------------
                                            DATE           1 YEAR      CAPITAL      INCOME      TOTAL
-----------------------------------------------------------------------------------------------------
Intermediate-Term Corporate Portfolio     11/1/1993        8.93%       -0.07%       6.67%       6.60%
-----------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
GNMA Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: JUNE 27, 1980-JANUARY 31, 1998

---------------------------------------------------------
                     GNMA PORTFOLIO               LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL        TOTAL
YEAR         RETURN      RETURN      RETURN       RETURN
---------------------------------------------------------
1981          -12.5%       6.2%       -6.3%        -8.8%
1982           -9.5       13.5         4.0          1.7
1983           16.3       15.8        32.1         39.6
1984           -0.1       12.3        12.2         12.0
1985            0.5       13.0        13.5         15.4
1986            7.2       12.4        19.6         22.6
1987            1.9       10.3        12.2         13.6
1988           -4.1        9.4         5.3          6.8
1989           -3.6        9.4         5.8          6.6
1990            2.1        9.9        12.0         12.9
1991            3.2        9.7        12.9         13.2
1992            4.1        8.9        13.0         12.9
1993            2.4        8.0        10.4         10.1
1994           -1.0        6.2         5.2          6.1
1995           -6.5        6.9         0.4         -0.3
1996            7.6        8.0        15.6         15.5
1997           -2.1        7.3         5.2          5.6
1998            2.5        7.4         9.9          9.8
---------------------------------------------------------

*Lehman GNMA Index.

See Financial Highlights table on page 46 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: JANUARY 31, 1988-JANUARY 31, 1998
---------------------------------------------------------
                                 AVERAGE        LEHMAN
                  GNMA            GNMA           GNMA
                PORTFOLIO         FUND          INDEX
---------------------------------------------------------
1988 01           10000           10000         10000
1988 04           9968            10009         10003
1988 07           10140           10143         10192
1988 10           10610           10533         10698
1989 01           10580           10514         10662
1989 04           10729           10650         10840
1989 07           11559           11358         11722
1989 10           11755           11520         11920
1990 01           11848           11607         12036
1990 04           11814           11576         12026
1990 07           12557           12250         12826
1990 10           12668           12365         12910
1991 01           13370           12995         13621
1991 04           13684           13255         13963
1991 07           14030           13550         14345
1991 10           14823           14209         15115
1992 01           15108           14476         15382
1992 04           15289           14627         15597
1992 07           15983           15275         16206
1992 10           16187           15396         16445
1993 01           16680           15877         16941
1993 04           16955           16184         17268
1993 07           17262           16522         17601
1993 10           17325           16646         17691
1994 01           17545           16811         17970
1994 04           16932           16117         17277
1994 07           17281           16390         17639
1994 10           17068           16133         17419
1995 01           17608           16543         17925
1995 04           18398           17229         18760
1995 07           19089           17906         19505
1995 10           19702           18403         20065
1996 01           20362           18970         20700
1996 04           19972           18565         20437
1996 07           20254           18791         20712
1996 10           21055           19424         21499
1997 01           21411           19695         21861
1997 04           21587           19827         22078
1997 07           22487           20698         22976
1997 10           22989           21054         23479
1998 01           23521           21523         23993
---------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS
                                             PERIODS ENDED JANUARY 31, 1998     FINAL VALUE OF A
                                           1 YEAR      5 YEARS      10 YEARS   $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------
GNMA Portfolio                              9.86%        7.12%        8.93%          $23,521
Average GNMA Fund                           9.28         6.27         7.97            21,523
Lehman GNMA Index                           9.75         7.21         9.15            23,993
-------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997*

-------------------------------------------------------------------------------------------------------------------
                                                                                                10 YEARS
                                          INCEPTION                                   -----------------------------
                                             DATE          1 YEAR      5 YEARS        CAPITAL     INCOME      TOTAL
-------------------------------------------------------------------------------------------------------------------
GNMA Portfolio                            6/27/1980         9.47%       7.18%         1.11%       8.18%       9.29%
-------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
Long-Term U.S. Treasury Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: MAY 19, 1986-JANUARY 31, 1998

-----------------------------------------------------------
            LONG-TERM U.S. TREASURY PORTFOLIO      LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
-----------------------------------------------------------
1987          3.1%         5.5%         8.6%        11.9%
1988         -7.7          8.0          0.3          1.5
1989         -2.2          8.6          6.4          5.1
1990          2.7          8.6         11.3         12.3
1991          2.2          8.8         11.0         11.6
1992          4.1          8.3         12.4         13.4
1993          6.1          8.0         14.1         14.6
1994          8.9          7.2         16.1         16.7
1995        -13.0          6.3         -6.7         -7.5
1996         18.7          8.0         26.7         27.4
1997         -8.2          6.4         -1.8         -1.6
1998          9.7          7.1         16.8         18.3
-----------------------------------------------------------

*Lehman Long U.S. Treasury Index.

See Financial Highlights table on page 46 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: JANUARY 31, 1988-JANUARY 31, 1998
---------------------------------------------------------
                                 AVERAGE        LEHMAN
              LONG-TERM U.S.  LONG-TERM U.S.   LONG U.S.
                 TREASURY       TREASURY       TREASURY
                PORTFOLIO         FUND          INDEX
---------------------------------------------------------
1988  01          10000           10000         10000
1988  04           9776            9740          9630
1988  07           9824            9821          9689
1988  10          10495           10202         10394
1989  01          10643           10299         10512
1989  04          10825           10469         10666
1989  07          12083           11392         11967
1989  10          12205           11517         12153
1990  01          11849           11292         11803
1990  04          11447           11047         11438
1990  07          12319           11747         12359
1990  10          12189           11701         12249
1991  01          13153           12415         13168
1991  04          13425           12635         13445
1991  07          13504           12723         13531
1991  10          14376           13499         14471
1992  01          14789           13861         14937
1992  04          14708           13828         14842
1992  07          15888           14627         16118
1992  10          15911           14640         16141
1993  01          16878           15298         17124
1993  04          17585           15820         17873
1993  07          18643           16471         18990
1993  10          19570           17089         19966
1994  01          19593           17189         19989
1994  04          17859           16044         18107
1994  07          18149           16232         18419
1994  10          17425           15803         17648
1995  01          18284           16235         18491
1995  04          19233           16871         19518
1995  07          20620           17680         20918
1995  10          22061           18503         22389
1996  01          23170           19409         23564
1996  04          21209           18361         21606
1996  07          21552           18567         21955
1996  10          22715           19320         23161
1997  01          22742           19454         23191
1997  04          22717           19431         23149
1997  07          24595           20661         25258
1997  10          25327           21146         26084
1998  01          26573           21978         27426
---------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                               AVERAGE ANNUAL TOTAL RETURNS
                                              PERIODS ENDED JANUARY 31, 1998
                                            ---------------------------------   FINAL VALUE OF A
                                            1 YEAR      5 YEARS      10 YEARS  $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------
Long-Term U.S. Treasury Portfolio           16.85%       9.50%        10.27%         $26,573
Average Long-Term U.S. Treasury Fund        13.10        7.54          8.19           21,978
Lehman Long U.S. Treasury Index             18.26        9.88         10.62           27,426
-------------------------------------------------------------------------------------------------

Average Annual Total Returns: Periods Ended December 31, 1997*

--------------------------------------------------------------------------------------------------------------------
                                                                                                 10 YEARS
                                           INCEPTION                                  ------------------------------
                                             DATE          1 YEAR     5 YEARS         CAPITAL     INCOME       TOTAL
--------------------------------------------------------------------------------------------------------------------
Long-Term U.S. Treasury Portfolio         5/19/1986        13.90%      9.70%          2.78%       7.78%       10.56%
--------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
Long-Term Corporate Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: JANUARY 31, 1978-JANUARY 31, 1998

----------------------------------------------------------
              LONG-TERM CORPORATE PORTFOLIO        LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
----------------------------------------------------------
1979          -4.8%       8.5%        3.7%           2.6%
1980         -13.8        8.8        -5.0          -12.0
1981          -3.5       11.7         8.2            3.0
1982          -4.7       13.2         8.5           -0.8
1983          13.3       15.0        28.3           43.4
1984          -2.0       12.3        10.3            9.9
1985           0.0       13.4        13.4           17.4
1986           7.4       12.9        20.3           25.1
1987           5.6       10.9        16.5           21.1
1988          -7.5        9.3         1.8            3.0
1989          -2.5        9.6         7.1            6.6
1990           1.1        9.6        10.7           11.2
1991           0.3        9.5         9.8           11.2
1992           7.6        9.5        17.1           15.5
1993           6.6        8.5        15.1           13.8
1994           6.5        7.3        13.8           12.6
1995         -11.9        6.8        -5.1           -5.3
1996          15.3        8.3        23.6           23.9
1997          -6.0        6.9         0.9            0.7
1998           7.9        7.6        15.5           15.6
----------------------------------------------------------

*Lehman Long Corporate AA or Better Bond Index.

See Financial Highlights table on page 47 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: JANUARY 31, 1988-JANUARY 31, 1998
---------------------------------------------------------
                                 AVERAGE      LEHMAN LONG
                                LONG-TERM      CORPORATE
                LONG-TERM       CORPORATE        AA OR
                CORPORATE        A-RATED      BETTER BOND
                PORTFOLIO         FUND           INDEX
---------------------------------------------------------
1988 01           10000           10000         10000
1988 04           9892            10014         9817
1988 07           10002           10127         9962
1988 10           10571           10510         10581
1989 01           10713           10568         10659
1989 04           10854           10775         10844
1989 07           11893           11551         11846
1989 10           12032           11661         12038
1990 01           11856           11547         11850
1990 04           11612           11505         11629
1990 07           12508           12149         12465
1990 10           12170           12072         12390
1991 01           13019           12650         13172
1991 04           13588           13123         13640
1991 07           13820           13308         13903
1991 10           14697           13989         14760
1992 01           15244           14356         15218
1992 04           15374           14533         15308
1992 07           16633           15411         16455
1992 10           16621           15419         16455
1993 01           17540           15961         17311
1993 04           18302           16599         17889
1993 07           19043           17076         18612
1993 10           19816           17578         19338
1994 01           19966           17654         19499
1994 04           18559           16707         18053
1994 07           18813           16879         18349
1994 10           18218           16533         17697
1995 01           18944           16881         18460
1995 04           20005           17699         19562
1995 07           21173           18447         20709
1995 10           22399           19146         21858
1996 01           23421           19754         22876
1996 04           22014           19065         21471
1996 07           22335           19327         21826
1996 10           23479           20069         23006
1997 01           23622           20185         23042
1997 04           23637           20297         23083
1997 07           25766           21428         25078
1997 10           26350           21778         25569
1998 01           27288           22276         26637
---------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                             AVERAGE ANNUAL TOTAL RETURNS
                                            PERIODS ENDED JANUARY 31, 1998
                                           ---------------------------------    FINAL VALUE OF A
                                           1 YEAR      5 YEARS      10 YEARS   $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------
Long-Term Corporate Portfolio               15.52%       9.24%        10.56%         $27,288
Average Long-Term Corporate A-Rated Fund    10.36        6.89          8.34           22,276
Lehman Long Corporate AA
   or Better Bond Index                     15.60        9.00         10.29           26,637
-------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997*

--------------------------------------------------------------------------------------------------------------------
                                                                                                10 YEARS
                                          INCEPTION                                   ------------------------------
                                            DATE           1 YEAR     5 YEARS         CAPITAL     INCOME       TOTAL
--------------------------------------------------------------------------------------------------------------------
Long-Term Corporate Portfolio             7/9/1973         13.79%      9.55%          2.48%       8.41%       10.89%
--------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
High Yield Corporate Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: DECEMBER 27, 1978-JANUARY 31, 1998

-----------------------------------------------------------
               HIGH YIELD CORPORATE PORTFOLIO       LEHMAN*
FISCAL        CAPITAL       INCOME       TOTAL        TOTAL
YEAR          RETURN        RETURN      RETURN       RETURN
-----------------------------------------------------------
1979            3.3%          0.0%        3.3%         2.0%
1980          -10.4          11.9         1.5         -8.7
1981           -8.2          13.0         4.8          4.6
1982           -7.3          15.3         8.0          3.3
1983           13.7          18.6        32.3         39.7
1984            0.1          14.1        14.2         11.8
1985           -5.0          14.4         9.4         10.0
1986            3.8          14.6        18.4         22.6
1987            6.9          13.2        20.1         20.7
1988           -8.6          11.1        2.5           4.2
1989           -1.1          12.5       11.4          10.8
1990          -13.4          11.6       -1.8          -3.0
1991          -15.3          12.1       -3.2          -5.1
1992           17.4          13.9       31.3          47.3
1993            4.0          10.7       14.7          15.1
1994            7.7           9.8       17.5          16.3
1995          -11.1           8.6       -2.5          -1.8
1996            9.0          10.0       19.0          19.7
1997           -0.3           9.3        9.0          10.5
1998            3.8           9.3       13.1          13.7
------------------------------------------------------------

*Lehman Mutual Fund BBB Rated or Better Bond Index through January 1984; Lehman High Yield Bond Index thereafter.

See Financial Highlights table on page 47 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: JANUARY 31, 1988-JANUARY 31, 1998
---------------------------------------------------------
                HIGH YIELD    AVERAGE HIGH   LEHMAN HIGH
                CORPORATE      YIELD BOND     YIELD BOND
                PORTFOLIO*        FUND          INDEX
---------------------------------------------------------
1988 01           10000           10000         10000
1988 04           10321           10307         10294
1988 07           10628           10628         10529
1988 10           10847           10839         10775
1989 01           11144           11089         11081
1989 04           11103           11094         11065
1989 07           11531           11436         11405
1989 10           11199           10930         10985
1990 01           10939           10502         10744
1990 04           10940           10368         10780
1990 07           11597           10989         11557
1990 10           10147           9569          9573
1991 01           10588           9742          10200
1991 04           11906           11388         12474
1991 07           12485           12018         13278
1991 10           13219           12919         14232
1992 01           13899           13621         15023
1992 04           14317           14221         15644
1992 07           15035           14825         16255
1992 10           15015           14982         16402
1993 01           15940           15794         17287
1993 04           16691           16468         17973
1993 07           17441           17280         18749
1993 10           18162           17989         19338
1994 01           18736           18774         20099
1994 04           17456           17812         19158
1994 07           17766           17811         19390
1994 10           17935           17915         19574
1995 01           18264           17777         19733
1995 04           19417           18798         21156
1995 07           20304           19652         22163
1995 10           20945           20195         22589
1996 01           21736           20990         23621
1996 04           21510           21244         23669
1996 07           21857           21596         24118
1996 10           22794           22750         25096
1997 01           23695           23611         26098
1997 04           23837           23636         26405
1997 07           25333           25339         28092
1997 10           25789           26040         28539
1998 01           26808           26884         29669
---------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS
                                             PERIODS ENDED JANUARY 31, 1998
                                            --------------------------------    FINAL VALUE OF A
                                            1 YEAR      5 YEARS     10 YEARS   $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------
High Yield Corporate Portfolio*             13.14%       10.96%       10.36%         $26,808
Average High Yield Bond Fund                13.86        11.22        10.39           26,884
Lehman High Yield Bond Index                13.68        11.41        11.49           29,669
-------------------------------------------------------------------------------------------------

*Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than 1 year.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997*

--------------------------------------------------------------------------------------------------------------------
                                                                                                 10 YEARS
                                           INCEPTION                                  ------------------------------
                                             DATE          1 YEAR     5 YEARS         CAPITAL     INCOME       TOTAL
--------------------------------------------------------------------------------------------------------------------
High Yield Corporate Portfolio**          12/27/1978       11.91%      11.16%         -0.29%      10.84%      10.55%
--------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than 1 year.

FINANCIAL STATEMENTS
January 31, 1998


The Statements of Net Assets, integral parts of the Financial Statements for each of the Vanguard Fixed Income Securities Fund Portfolios, are included as an insert to this report (except for the GNMA Portfolio, whose Statement of Net Assets is provided below).

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, foreign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

        At the end of the Statement of Net Assets of each Portfolio, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                         FACE             MARKET
                                                                              MATURITY                 AMOUNT             VALUE*
GNMA PORTFOLIO                                   COUPON                           DATE                  (000)              (000)
--------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS (98.0%)
--------------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.               6.00%           10/15/2023-12/15/2027 (1)       $    532,849       $    521,514
Government National Mortgage Assn.               6.50%             7/15/2008-1/15/2028 (1)          1,086,578          1,088,531
Government National Mortgage Assn.               7.00%             5/15/2007-8/15/2027 (1)          2,444,535          2,490,199
Government National Mortgage Assn.               7.25%            12/15/2026-2/15/2027 (1)              4,833              4,953
Government National Mortgage Assn.               7.50%            12/15/2001-9/15/2027 (1)          2,417,752          2,501,110
Government National Mortgage Assn.               7.75%                       2/15/2027 (1)             17,998             18,654
Government National Mortgage Assn.               8.00%             5/15/2001-9/15/2026 (1)          1,145,002          1,199,126
Government National Mortgage Assn.               8.25%             8/15/2004-7/15/2008 (1)              4,954              5,222
Government National Mortgage Assn.               8.50%             1/20/2005-5/15/2026 (1)            369,452            394,203
Government National Mortgage Assn.               9.00%             9/15/2001-2/15/2023 (1)            293,582            321,099
Government National Mortgage Assn.               9.25%             5/15/2016-6/15/2018 (1)              2,224              2,411
Government National Mortgage Assn.               9.50%           12/15/2000-12/15/2022 (1)            145,003            158,885
Government National Mortgage Assn.              10.00%             7/20/2014-8/20/2018 (1)              2,918              3,211
Government National Mortgage Assn.              11.00%             2/15/2010-2/20/2016 (1)                946              1,064
Government National Mortgage Assn.              11.25%             6/15/2013-2/20/2016 (1)                561                633
Government National Mortgage Assn.              11.50%            6/15/2010-11/20/2015 (1)              1,045              1,182
Government National Mortgage Assn.              12.00%            10/15/2010-1/20/2016 (1)              1,616              1,868
Government National Mortgage Assn.              12.50%            12/20/2013-7/20/2015 (1)                955              1,114
Government National Mortgage Assn.              12.75%            8/15/2014-12/15/2014 (1)                 97                113
Government National Mortgage Assn.              13.00%             1/15/2011-1/20/2015 (1)                889              1,042
Government National Mortgage Assn.              13.25%            8/15/2014-10/15/2014 (1)                130                151
Government National Mortgage Assn.              13.50%            5/15/2010-12/15/2014 (1)                289                341
Government National Mortgage Assn.              13.75%                       9/20/2014 (1)                  9                 11

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                         FACE            MARKET
                                                                              MATURITY                 AMOUNT            VALUE*
GNMA PORTFOLIO                                  COUPON                            DATE                  (000)             (000)
--------------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.              14.00%             6/15/2011-9/15/2012 (1)    $           199   $           236
Government National Mortgage Assn.              15.00%             9/15/2011-5/15/2012 (1)                140               166
--------------------------------------------------------------------------------------------------------------------------------
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS
  (COST $8,411,961)                                                                                                   8,717,039
--------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (3.3%)
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account
  (COST $291,655)                                5.60%                        2/2/1998                291,655           291,655
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.3%)
  (COST $8,703,616)                                                                                                   9,008,694
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.3%)
--------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                    177,556
Liabilities                                                                                                            (292,184)
                                                                                                                     -----------
                                                                                                                       (114,628)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------------
Applicable to 848,524,213 outstanding $.001 par value shares
  (authorized 2,100,000,000 shares)                                                                                  $8,894,066
================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                $10.48
================================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

----------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------------------------------------
                                                                                                       AMOUNT            PER
                                                                                                        (000)          SHARE
----------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                    $8,587,318         $10.12
Undistributed Net Investment Income                                                                        --             --
Accumulated Net Realized Gains                                                                          1,670             --
Unrealized Appreciation--Note F                                                                       305,078            .36
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                         $8,894,066         $10.48
============================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows interest earned by each Portfolio during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a Portfolio invested in futures contracts during the period, the results of these investments are shown separately.


----------------------------------------------------------------------------------------------------------------------
                                                   SHORT-TERM        SHORT-TERM         SHORT-TERM   INTERMEDIATE-TERM
                                                U.S. TREASURY           FEDERAL          CORPORATE       U.S. TREASURY
                                                    PORTFOLIO         PORTFOLIO          PORTFOLIO           PORTFOLIO
                                               -----------------------------------------------------------------------
                                                                           YEAR ENDED JANUARY 31, 1998
                                               -----------------------------------------------------------------------
                                                        (000)             (000)              (000)               (000)
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                           $59,636           $86,693           $302,326          $  87,701
                                               -----------------------------------------------------------------------
       Total Income                                    59,636            86,693            302,326             87,701
                                               -----------------------------------------------------------------------
EXPENSES
   Investment Advisory Fees--Note B                       147               205                698                199
   The Vanguard Group--Note C
       Management and Administrative                      803             1,084              6,367               1,302
       Shareholder Account Maintenance(1)               1,251             1,797              3,938               1,560
       Marketing and Distribution(1)                      300               364              1,456                 373
   Taxes (other than income taxes)                         74               103                351                 101
   Custodian Fees                                          12                36                 85                  13
   Legal Fees                                              --                --                 36                  --
   Auditing Fees                                            6                 7                 10                   7
   Shareholders' Reports(1)                                27                60                112                  42
   Annual Meeting and Proxy Costs(1)                       10                15                 32                  14
   Directors' Fees and Expenses                             2                 3                 10                   3
                                               -----------------------------------------------------------------------
       Total Expenses                                   2,632             3,674             13,095               3,614
----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                  57,004            83,019            289,231              84,087
----------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                           3,904             5,665              8,202                (538)
   Futures Contracts                                       79                --             (6,923)             (4,921)
----------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                3,983             5,665              1,279              (5,459)
----------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                6,845             5,862             53,925              63,116
   Futures Contracts                                       --                --             (1,194)                 --
----------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                                       6,845             5,862             52,731              63,116
----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                          $67,832           $94,546           $343,241            $141,744
======================================================================================================================

The Statements of Net Assets for the Short-Term U.S. Treasury, Short-Term Federal, Short-Term Corporate, and Intermediate-Term U.S. Treasury Portfolios, integral parts of the Financial Statements for each Portfolio, and the Report of Independent Accountants are included as an insert to this report.

(1) Expenses of the Short-Term Corporate Portfolio by class of shares are:

------------------------------------------------------------------------------------------------------
                                                                          (000)
                                               -------------------------------------------------------
                                               INVESTOR           INSTITUTIONAL
                                                 SHARES                  SHARES                  TOTAL
------------------------------------------------------------------------------------------------------
Class-Specific Expenses:
   Shareholder Account Maintenance             $  3,938                   $  --               $  3,938
   Marketing and Distribution                     1,446                      10                  1,456
   Shareholders' Reports                            112                      --                    112
   Annual Meeting and Proxy Costs                    32                      --                     32
                                               -------------------------------------------------------
Total Class-Specific Expenses                     5,528                      10                  5,538
All Other Portfolio Expenses                      7,435                     122                  7,557
------------------------------------------------------------------------------------------------------
Total Expenses                                 $ 12,963                   $ 132               $ 13,095
======================================================================================================

See Note D in Notes to Financial Statements.


--------------------------------------------------------------------------------------------------------------
                                        INTERMEDIATE-TERM                          LONG-TERM         LONG-TERM
                                                CORPORATE              GNMA    U.S. TREASURY         CORPORATE
                                                PORTFOLIO         PORTFOLIO        PORTFOLIO         PORTFOLIO
                                        ----------------------------------------------------------------------
                                                                YEAR ENDED JANUARY 31, 1998
                                        ----------------------------------------------------------------------
                                                    (000)             (000)            (000)             (000)
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                       $48,441          $583,653        $  61,448          $244,839
                                        ----------------------------------------------------------------------
       Total Income                                48,441           583,653           61,448           244,839
                                        ----------------------------------------------------------------------
EXPENSES
   Investment Advisory Fees--Note B                   102             1,067              136               963
   The Vanguard Group--Note C
       Management and Administrative                  954            11,076              635             4,497
       Shareholder Account Maintenance                512             8,847            1,296             4,232
       Marketing and Distribution                     221             1,746              250               765
   Taxes (other than income taxes)                     53               597               69               254
   Custodian Fees                                      16               839               24                41
   Legal Fees                                          --                --               --                24
   Auditing Fees                                        6                13                6                 9
   Shareholders' Reports                               15               228               36               104
   Annual Meeting and Proxy Costs                       5                77               11                35
   Directors' Fees and Expenses                         1                19                2                 8
                                        ----------------------------------------------------------------------
       Total Expenses                               1,885            24,509            2,465            10,932
--------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                              46,556           559,144           58,983           233,907
--------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                       2,817             1,871            2,646            61,205
   Futures Contracts                               (1,734)               --           (3,347)               --
--------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                            1,083             1,871             (701)           61,205
--------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)
   Investment Securities                           24,555           202,766           88,314           204,284
   Futures Contracts                                   --                --               --                --
--------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                                  24,555           202,766           88,314           204,284
--------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                      $72,194          $763,781        $ 146,596          $499,396
==============================================================================================================

The Statements of Net Assets for the Intermediate-Term Corporate, Long-Term U.S. Treasury, and Long-Term Corporate Portfolios, integral parts of the Financial Statements for each Portfolio, and the Report of Independent Accountants are included as an insert to this report.


------------------------------------------------------------------------------------
                                                                          HIGH YIELD
                                                                           CORPORATE
                                                                           PORTFOLIO
                                                                    ----------------
                                                                          YEAR ENDED
                                                                    JANUARY 31, 1998
                                                                    ----------------
                                                                               (000)
------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                                                 $367,616
                                                                    ----------------
      Total Income                                                           367,616
                                                                    ----------------
EXPENSES
   Investment Advisory Fees--Note B                                            1,593
   The Vanguard Group--Note C
      Management and Administrative                                            4,529
      Shareholder Account Maintenance                                          3,737
      Marketing and Distribution                                                 902
   Taxes (other than income taxes)                                               306
   Custodian Fees                                                                 30
   Legal Fees                                                                    193
   Auditing Fees                                                                   9
   Shareholders' Reports                                                          99
   Annual Meeting and Proxy Costs                                                 34
   Directors' Fees and Expenses                                                    9
                                                                    ----------------
      Total Expenses                                                          11,441
------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                        356,175
------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                                 55,757
   Futures Contracts                                                              --
------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                      55,757
------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                     105,470
   Futures Contracts                                                              --
------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                             105,470
------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $517,402
====================================================================================

The Statement of Net Assets for the High Yield Corporate Portfolio, an integral part of the Financial Statements for the Portfolio, and the Report of Independent Accountants are included as an insert to this report.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the Portfolio distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement. Distributions, Capital Share Transactions, and Shares Issued and Redeemed are shown separately for each class of shares.

-----------------------------------------------------------------------------------------------------------------
                                                                   SHORT-TERM                SHORT-TERM
                                                             U.S. TREASURY PORTFOLIO      FEDERAL PORTFOLIO
                                                            --------------------------  -------------------------
                                                                             YEAR ENDED JANUARY 31,
                                                            -----------------------------------------------------
                                                                    1998          1997         1998         1997
                                                                   (000)         (000)        (000)        (000)
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                      $   57,004      $ 54,617   $   83,019   $   82,143
   Realized Net Gain (Loss)                                        3,983         5,716        5,665        1,232
   Change in Unrealized Appreciation
      (Depreciation)                                               6,845       (23,065)       5,862      (25,088)
                                                              ---------------------------------------------------
      Net Increase (Decrease) in Net Assets
         Resulting from Operations                                67,832        37,268       94,546       58,287
                                                              --------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                         (57,004)      (54,617)     (83,019)     (82,143)
   Realized Capital Gain                                              --            --           --           --
                                                              --------------------------------------------------
      Total Distributions                                        (57,004)      (54,617)     (83,019)     (82,143)
                                                              ---------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                        310,935       748,942      399,771      378,599
   Issued in Lieu of Cash Distributions                           50,737        48,587       71,077       69,751
   Redeemed                                                     (332,999)     (729,642)    (369,801)    (478,368)
                                                              ---------------------------------------------------
      Net Increase (Decrease) from Capital
         Share Transactions                                       28,673        67,887      101,047      (30,018)
-----------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                                      39,501        50,538      112,574      (53,874)
-----------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                             969,742       919,204    1,347,862    1,401,736
                                                              --------------------------------------------------
   End of Year                                                $1,009,243      $969,742   $1,460,436   $1,347,862
================================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                         30,582        73,794       39,559       37,486
   Issued in Lieu of Cash Distributions                            4,990         4,793        7,036        6,914
   Redeemed                                                      (32,757)      (71,920)     (36,610)     (47,354)
                                                               --------------------------------------------------
      Net Increase (Decrease) in
         Shares Outstanding                                        2,815         6,667        9,985       (2,954)
=================================================================================================================


-----------------------------------------------------------------------------------------------------------------
                                                                                             SHORT-TERM
                                                                                         CORPORATE PORTFOLIO
                                                                               ----------------------------------
                                                                                        YEAR ENDED JANUARY 31,
                                                                               ----------------------------------
                                                                                      1998                  1997
                                                                                     (000)                 (000)
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                                       $   289,231           $   257,866
   Realized Net Gain (Loss)                                                          1,279                   749
   Change in Unrealized Appreciation (Depreciation)                                 52,731               (68,454)
                                                                               ----------------------------------
      Net Increase (Decrease) in Net Assets Resulting from Operations              343,241               190,161
                                                                               ----------------------------------
DISTRIBUTIONS
   Net Investment Income
      Investor Shares                                                             (283,686)             (257,866)
      Institutional Shares                                                          (5,545)                   --
   Realized Capital Gain
      Investor Shares                                                                   --                    --
      Institutional Shares                                                              --                    --
                                                                               ----------------------------------
         Total Distributions                                                      (289,231)             (257,866)
                                                                               ----------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
   Issued                                                                        1,761,294             1,951,629
   Issued in Lieu of Cash Distributions                                            245,843               220,371
   Redeemed                                                                     (1,881,581)           (1,446,570)
                                                                               ----------------------------------
      Net Increase--Investor Shares                                                125,556               725,430
                                                                               ----------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)
   Issued                                                                          273,772                    --
   Issued in Lieu of Cash Distributions                                              5,544                    --
   Redeemed                                                                        (18,443)                   --
                                                                               ----------------------------------
      Net Increase--Institutional Shares                                           260,873                    --
-----------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                                                       440,439               657,725
-----------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                                             4,530,738             3,873,013
                                                                               ----------------------------------
   End of Year                                                                  $4,971,177            $4,530,738
=================================================================================================================

(1)Shares Issued (Redeemed)--Investor Shares
   Issued                                                                          163,623               181,913
   Issued in Lieu of Cash Distributions                                             22,845                20,549
   Redeemed                                                                       (174,866)             (134,781)
                                                                               ----------------------------------
      Net Increase (Decrease) in Shares Outstanding                                 11,602                67,681
=================================================================================================================

(2)Shares Issued (Redeemed)--Institutional Shares
   Issued                                                                           25,348                    --
   Issued in Lieu of Cash Distributions                                                512                    --
   Redeemed                                                                         (1,706)                   --
                                                                               ---------------------------------
      Net Increase (Decrease) in Shares Outstanding                                 24,154                    --
================================================================================================================


------------------------------------------------------------------------------------------------------------------
                                                                    INTERMEDIATE-TERM         INTERMEDIATE-TERM
                                                                 U.S. TREASURY PORTFOLIO     CORPORATE PORTFOLIO
                                                               ---------------------------   ---------------------
                                                                               YEAR ENDED JANUARY 31,
                                                               ---------------------------------------------------
                                                                     1998          1997         1998         1997
                                                                    (000)         (000)        (000)        (000)
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                        $   84,087    $   77,367     $ 46,556     $ 34,252
  Realized Net Gain (Loss)                                         (5,459)       (1,557)       1,083          (49)
  Change in Unrealized Appreciation
     (Depreciation)                                                63,116       (60,573)      24,555      (17,521)
                                                              ----------------------------------------------------
     Net Increase (Decrease) in Net Assets
  Resulting from Operations                                       141,744        15,237       72,194       16,682
                                                              ----------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                           (84,087)      (77,367)     (46,556)     (34,252)
  Realized Capital Gain                                                --            --         (952)        (929)
                                                              ----------------------------------------------------
     Total Distributions                                          (84,087)      (77,367)     (47,508)     (35,181)
                                                              ----------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
  Issued                                                          602,871       462,699      415,063      462,553
  Issued in Lieu of Cash Distributions                             61,945        57,839       39,277       28,621
  Redeemed                                                       (406,226)     (406,183)    (171,911)    (304,839)
                                                              ----------------------------------------------------
     Net Increase (Decrease) from Capital
         Share Transactions                                       258,590       114,355      282,429      186,335
------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                       316,247        52,225      307,115      167,836
------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                                             1,278,585     1,226,360      591,773      423,937
                                                              ----------------------------------------------------
  End of Year                                                  $1,594,832    $1,278,585     $898,888     $591,773
==================================================================================================================

(1)Shares Issued (Redeemed)
  Issued                                                           57,416        44,418       42,302       47,700
  Issued in Lieu of Cash Distributions                              5,919         5,590        4,003        2,960
  Redeemed                                                        (38,931)      (39,225)     (17,547)     (31,479)
                                                               ---------------------------------------------------
     Net Increase (Decrease) in
        Shares Outstanding                                         24,404        10,783       28,758       19,181
==================================================================================================================


--------------------------------------------------------------------------------------------------------------------
                                                                                               LONG-TERM
                                                               GNMA PORTFOLIO             U.S. TREASURY PORTFOLIO
                                                       ----------------------------   ------------------------------
                                                                             YEAR ENDED JANUARY 31,
                                                       -------------------------------------------------------------
                                                                1998            1997             1998           1997
                                                               (000)           (000)            (000)          (000)
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                 $   559,144     $   510,249     $     58,983      $  59,745
   Realized Net Gain (Loss)                                    1,871           7,036             (701)        (7,503)
   Change in Unrealized Appreciation
      (Depreciation)                                         202,766        (151,270)          88,314        (66,655)
                                                       --------------------------------------------------------------
      Net Increase (Decrease) in Net Assets
         Resulting from Operations                           763,781         366,015          146,596        (14,413)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                    (559,144)       (510,249)         (58,983)       (59,745)
   Realized Capital Gain                                      (1,985)             --               --         (1,178)
                                                       --------------------------------------------------------------
      Total Distributions                                   (561,129)       (510,249)         (58,983)       (60,923)
                                                       --------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                  2,326,765       1,577,178          389,064        341,995
   Issued in Lieu of Cash Distributions                      424,132         388,322           45,242         47,495
   Redeemed                                               (1,459,563)     (1,419,326)        (358,440)      (331,974)
                                                       --------------------------------------------------------------
      Net Increase (Decrease) from Capital
         Share Transactions                                1,291,334         546,174           75,866         57,516
--------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                               1,493,986         401,940          163,479        (17,820)
---------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                       7,400,080       6,998,140          897,943        915,763
                                                       --------------------------------------------------------------
   End of Year                                            $8,894,066      $7,400,080       $1,061,422       $897,943
====================================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                    225,661         155,134           38,081         34,824
   Issued in Lieu of Cash Distributions                       41,195          38,301            4,478          4,844
   Redeemed                                                 (141,703)       (139,855)         (35,474)       (33,750)
                                                            ---------------------------------------------------------
      Net Increase (Decrease) in
         Shares Outstanding                                  125,153          53,580            7,085          5,918
====================================================================================================================


---------------------------------------------------------------------------------------------------------------------
                                                                   LONG-TERM                      HIGH YIELD
                                                              CORPORATE PORTFOLIO             CORPORATE PORTFOLIO
                                                       ----------------------------------  --------------------------
                                                                              YEAR ENDED JANUARY 31,
                                                       --------------------------------------------------------------
                                                                1998            1997             1998           1997
                                                               (000)           (000)            (000)          (000)
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                 $   233,907     $   235,167      $   356,175    $   289,283
   Realized Net Gain (Loss)                                   61,205          36,899           55,757         19,951
   Change in Unrealized Appreciation
      (Depreciation)                                         204,284        (242,281)         105,470        (20,017)
                                                       --------------------------------------------------------------
      Net Increase (Decrease) in Net Assets
         Resulting from Operations                           499,396          29,785          517,402        289,217
                                                       --------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                    (233,907)       (235,167)        (356,175)      (289,283)
   Realized Capital Gain                                     (29,076)        (58,376)              --             --
                                                       --------------------------------------------------------------
      Total Distributions                                   (262,983)       (293,543)        (356,175)      (289,283)
                                                       --------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                    811,295         801,372        1,300,054      1,071,470
   Issued in Lieu of Cash Distributions                      216,458         241,994          249,424        200,065
   Redeemed                                                 (867,427)       (832,158)        (637,696)      (604,106)
                                                       --------------------------------------------------------------
      Net Increase (Decrease) from Capital
         Share Transactions                                  160,326         211,208          911,782        667,429
---------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                                 396,739         (52,550)       1,073,009        667,363
---------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                       3,323,539       3,376,089        3,673,942      3,006,579
                                                       --------------------------------------------------------------
   End of Year                                            $3,720,278      $3,323,539       $4,746,951     $3,673,942
=====================================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                     90,509          91,142          162,853        138,649
   Issued in Lieu of Cash Distributions                       24,157          27,646           31,269         25,903
   Redeemed                                                  (97,058)        (95,201)         (80,332)       (78,406)
                                                       --------------------------------------------------------------
      Net Increase (Decrease) in
         Shares Outstanding                                   17,608          23,587          113,790         86,146
=====================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year.


--------------------------------------------------------------------------------------------------------------------------------
                                                                                     SHORT-TERM U.S. TREASURY PORTFOLIO
                                                                                           YEAR ENDED JANUARY 31,
                                                                          ------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                                1998       1997         1996       1995        1994
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                        $10.16     $10.36      $  9.89     $10.41      $10.41
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                    .590       .586         .625       .532        .486
   Net Realized and Unrealized Gain (Loss) on Investments                   .110      (.200)        .470      (.500)       .079
                                                                          ------------------------------------------------------
      Total from Investment Operations                                      .700       .386        1.095       .032        .565
                                                                          ------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                    (.590)     (.586)       (.625)     (.532)      (.486)
   Distributions from Realized Capital Gains                                  --         --           --      (.020)      (.079)
                                                                          ------------------------------------------------------
      Total Distributions                                                  (.590)     (.586)       (.625)     (.552)      (.565)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                              $10.27     $10.16       $10.36    $  9.89      $10.41
================================================================================================================================

TOTAL RETURN                                                               7.11%      3.89%       11.37%      0.40%       5.54%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                                     $1,009       $970         $919       $754        $729
   Ratio of Total Expenses to Average Net Assets                           0.27%      0.25%        0.27%      0.28%       0.26%
   Ratio of Net Investment Income to Average Net Assets                    5.80%      5.77%        6.14%      5.33%       4.64%
   Portfolio Turnover Rate                                                   83%        86%          93%       126%         86%
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                                                                                        SHORT-TERM FEDERAL PORTFOLIO
                                                                                           YEAR ENDED JANUARY 31,
                                                                          ------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                                1998       1997         1996       1995        1994
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                        $10.11     $10.28      $  9.79     $10.38      $10.38
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                    .611       .615         .601       .550        .522
   Net Realized and Unrealized Gain (Loss) on Investments                   .080      (.170)        .490      (.580)       .110
                                                                            ----------------------------------------------------
      Total from Investment Operations                                      .691       .445        1.091      (.030)       .632
                                                                            ----------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                    (.611)     (.615)       (.601)     (.550)      (.522)
   Distributions from Realized Capital Gains                                  --         --           --      (.010)      (.110)
                                                                              --------------------------------------------------
      Total Distributions                                                  (.611)     (.615)       (.601)     (.560)      (.632)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                              $10.19     $10.11       $10.28    $  9.79      $10.38
================================================================================================================================

TOTAL RETURN                                                               7.06%      4.51%       11.43%     -0.21%       6.23%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                                     $1,460     $1,348       $1,402     $1,474      $1,936
   Ratio of Total Expenses to Average Net Assets                           0.27%      0.25%        0.27%      0.28%       0.26%
   Ratio of Net Investment Income to Average Net Assets                    6.04%      6.09%        5.93%      5.53%       4.98%
   Portfolio Turnover Rate                                                   94%        57%          74%        57%         49%
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                               SHORT-TERM CORPORATE PORTFOLIO-INVESTOR SHARES
                                                                                           YEAR ENDED JANUARY 31,
                                                                          ------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                                1998       1997         1996       1995        1994
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                        $10.75     $10.94       $10.40     $10.94      $10.99
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                    .664       .663         .671       .596        .605
   Net Realized and Unrealized Gain (Loss) on Investments                   .120      (.190)        .540      (.540)       .049
                                                                          ------------------------------------------------------
      Total from Investment Operations                                      .784       .473        1.211       .056        .654
                                                                          ------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                    (.664)     (.663)       (.671)     (.596)      (.605)
   Distributions from Realized Capital Gains                                  --         --           --         --       (.099)
                                                                          ------------------------------------------------------
      Total Distributions                                                  (.664)     (.663)       (.671)     (.596)      (.704)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                              $10.87     $10.75       $10.94     $10.40      $10.94
================================================================================================================================

TOTAL RETURN                                                               7.53%      4.52%       11.95%      0.60%       6.11%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                                     $4,709     $4,531       $3,873     $2,924      $3,573
   Ratio of Total Expenses to Average Net Assets                           0.28%      0.25%        0.27%      0.28%       0.26%
   Ratio of Net Investment Income to Average Net Assets                    6.17%      6.18%        6.23%      5.66%       5.48%
   Portfolio Turnover Rate                                                   45%        45%          62%        69%         61%
--------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                                          SHORT-TERM CORPORATE PORTFOLIO-INSTITUTIONAL SHARES
                                                                                                           SEP. 30, 1997,* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                                   JAN. 31, 1998
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                                   $10.80
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                                                                 .229
   Net Realized and Unrealized Gain (Loss) on Investments                                                                .070
                                                                                                                    ----------
      Total from Investment Operations                                                                                   .299
                                                                                                                    ----------
DISTRIBUTIONS
   Dividends from Net Investment Income                                                                                 (.229)
   Distributions from Realized Capital Gains                                                                               --
                                                                                                                    ----------
      Total Distributions                                                                                               (.229)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                         $10.87
==============================================================================================================================

TOTAL RETURN                                                                                                            2.79%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                                                                                  $263
   Ratio of Total Expenses to Average Net Assets                                                                      0.15%**
   Ratio of Net Investment Income to Average Net Assets                                                               6.28%**
   Portfolio Turnover Rate                                                                                                45%
------------------------------------------------------------------------------------------------------------------------------

*Inception.

**Annualized.


-------------------------------------------------------------------------------------------------------------------------------
                                                                                  INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO
                                                                                           YEAR ENDED JANUARY 31,
                                                                         -------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                                1998       1997         1996       1995        1994
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                        $10.37     $10.90      $  9.76     $10.82      $10.79
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                    .647       .649         .662       .603        .617
   Net Realized and Unrealized Gain (Loss) on Investments                   .430      (.530)       1.140     (1.033)       .443
                                                                         -------------------------------------------------------
      Total from Investment Operations                                     1.077       .119        1.802      (.430)      1.060
                                                                         -------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                    (.647)     (.649)       (.662)     (.603)      (.617)
   Distributions from Realized Capital Gains                                  --         --           --      (.027)      (.413)
                                                                         -------------------------------------------------------
      Total Distributions                                                  (.647)     (.649)       (.662)     (.630)     (1.030)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                              $10.80     $10.37       $10.90    $  9.76      $10.82
================================================================================================================================

TOTAL RETURN                                                              10.78%      1.28%       18.96%     -3.90%      10.09%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                                     $1,595     $1,279       $1,226       $848      $1,007
   Ratio of Total Expenses to Average Net Assets                           0.27%      0.25%        0.28%      0.28%       0.26%
   Ratio of Net Investment Income to Average Net Assets                    6.19%      6.26%        6.34%      6.05%       5.55%
   Portfolio Turnover Rate                                                   30%        42%          56%       128%        118%
--------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  INTERMEDIATE-TERM CORPORATE PORTFOLIO
                                                                                  YEAR ENDED JANUARY 31,
                                                                ------------------------------------------------  NOV. 1, 1993,* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                      1998         1997         1996          1995      JAN. 31, 1994
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $  9.72       $10.17      $  9.07        $10.04             $10.00
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                            .638         .639         .658          .587               .125
   Net Realized and Unrealized Gain (Loss) on Investments           .321        (.430)       1.100         (.970)              .040
                                                                --------------------------------------------------------------------
      Total from Investment Operations                              .959         .209        1.758         (.383)              .165
                                                                --------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                            (.638)       (.639)       (.658)        (.587)             (.125)
   Distributions from Realized Capital Gains                       (.011)       (.020)          --            --                 --
                                                                --------------------------------------------------------------------
      Total Distributions                                          (.649)       (.659)       (.658)        (.587)             (.125)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $10.03      $  9.72       $10.17       $  9.07             $10.04
====================================================================================================================================

TOTAL RETURN                                                      10.24%        2.29%       19.94%        -3.73%              1.66%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                             $899         $592         $424          $163                $85
   Ratio of Total Expenses to Average Net Assets                   0.26%        0.25%        0.28%         0.28%            0.25%**
   Ratio of Net Investment Income to Average Net Assets            6.51%        6.61%        6.70%         6.46%            5.11%**
   Portfolio Turnover Rate                                           69%          85%          78%           97%                74%
-----------------------------------------------------------------------------------------------------------------------------------

*Commencement of operations.

**Annualized.


--------------------------------------------------------------------------------------------------------------------------------
                                                                                         GNMA PORTFOLIO
                                                                                     YEAR ENDED JANUARY 31,
                                                                  --------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                        1998         1997         1996          1995           1994
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $10.23       $10.45      $  9.71        $10.39         $10.50
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                            .718         .727         .734          .693           .641
   Net Realized and Unrealized Gain (Loss) on Investments           .253        (.220)        .740         (.673)         (.110)
                                                                  --------------------------------------------------------------
      Total from Investment Operations                              .971         .507        1.474          .020           .531
                                                                  --------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                            (.718)       (.727)       (.734)        (.693)         (.641)
   Distributions from Realized Capital Gains                       (.003)          --           --         (.007)            --
                                                                  --------------------------------------------------------------
      Total Distributions                                          (.721)       (.727)       (.734)        (.700)         (.641)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $10.48       $10.23       $10.45       $  9.71         $10.39
================================================================================================================================

TOTAL RETURN                                                       9.86%        5.15%       15.64%         0.36%          5.18%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                             $8,894       $7,400       $6,998        $5,851         $7,043
   Ratio of Total Expenses to Average Net Assets                   0.31%        0.27%        0.29%         0.30%          0.28%
   Ratio of Net Investment Income to Average Net Assets            6.97%        7.16%        7.22%         7.04%          6.19%
   Portfolio Turnover Rate                                            3%          12%           7%           35%             2%
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                                                                                LONG-TERM U.S. TREASURY PORTFOLIO
                                                                                     YEAR ENDED JANUARY 31,
                                                                 ---------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                        1998         1997         1996          1995           1994
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                               $  9.84       $10.73      $  9.23        $10.75         $10.04
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                            .643         .655         .669          .665           .685
   Net Realized and Unrealized Gain (Loss) on Investments           .950        (.877)       1.725        (1.401)          .886
                                                                 ---------------------------------------------------------------
      Total from Investment Operations                             1.593        (.222)       2.394         (.736)         1.571
                                                                 ---------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                            (.643)       (.655)       (.669)        (.665)         (.685)
   Distributions from Realized Capital Gains                          --        (.013)       (.225)        (.119)         (.176)
                                                                 ---------------------------------------------------------------
      Total Distributions                                          (.643)       (.668)       (.894)        (.784)         (.861)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $10.79      $  9.84       $10.73       $  9.23         $10.75
================================================================================================================================

TOTAL RETURN                                                      16.85%      -1.85 %       26.72%        -6.68%         16.09%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                             $1,061         $898        $916          $671           $829
   Ratio of Total Expenses to Average Net Assets                   0.27%        0.25%        0.27%         0.28%          0.26%
   Ratio of Net Investment Income to Average Net Assets            6.38%       6.66%         6.57%         7.02%          6.44%
   Portfolio Turnover Rate                                           18%          31%         105%           85%             7%
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                  LONG-TERM CORPORATE PORTFOLIO
                                                                                     YEAR ENDED JANUARY 31,
                                                                 ---------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                        1998         1997         1996          1995           1994
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                 $8.71        $9.43        $8.18         $9.36          $9.04
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                            .613         .619         .627          .617           .632
   Net Realized and Unrealized Gain (Loss) on Investments           .685        (.566)       1.250        (1.108)          .579
                                                                 ---------------------------------------------------------------
      Total from Investment Operations                             1.298         .053        1.877         (.491)         1.211
                                                                 ---------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                            (.613)       (.619)       (.627)        (.617)         (.632)
   Distributions from Realized Capital Gains                       (.075)       (.154)          --         (.072)         (.259)
                                                                  --------------------------------------------------------------
      Total Distributions                                          (.688)       (.773)       (.627)        (.689)         (.891)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                       $9.32        $8.71        $9.43         $8.18          $9.36
================================================================================================================================

TOTAL RETURN                                                      15.52%        0.86%       23.64%        -5.12%         13.83%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                             $3,720       $3,324       $3,376        $2,607         $3,166
   Ratio of Total Expenses to Average Net Assets                   0.32%        0.28%        0.31%         0.32%          0.30%
   Ratio of Net Investment Income to Average Net Assets            6.87%        7.06%        7.03%         7.37%          6.71%
   Portfolio Turnover Rate                                           33%          30%          49%           43%            77%
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                                                                                 HIGH YIELD CORPORATE PORTFOLIO
                                                                                    YEAR ENDED JANUARY 31,
                                                                  --------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                        1998         1997         1996          1995           1994
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                 $7.87        $7.89        $7.24         $8.14          $7.56
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                            .688         .688         .678          .679           .695
   Net Realized and Unrealized Gain (Loss) on Investments           .300        (.020)        .650         (.900)          .580
                                                                  --------------------------------------------------------------
      Total from Investment Operations                              .988         .668        1.328         (.221)         1.275
                                                                  --------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                            (.688)       (.688)       (.678)        (.679)         (.695)
   Distributions from Realized Capital Gains                          --           --           --            --             --
                                                                  --------------------------------------------------------------
      Total Distributions                                          (.688)       (.688)       (.678)        (.679)         (.695)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                       $8.17        $7.87        $7.89         $7.24          $8.14
================================================================================================================================

TOTAL RETURN*                                                     13.14%        9.01%       19.01%        -2.52%         17.54%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                             $4,747       $3,674       $3,007        $2,162         $2,625
   Ratio of Total Expenses to Average Net Assets                   0.28%        0.29%        0.34%         0.34%          0.32%
   Ratio of Net Investment Income to Average Net Assets            8.63%        8.92%        8.85%         9.13%          8.81%
   Portfolio Turnover Rate                                           45%          23%          38%           33%            51%
--------------------------------------------------------------------------------------------------------------------------------

*Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

NOTES TO FINANCIAL STATEMENTS

Vanguard Fixed Income Securities Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund, and comprises the Short-Term U.S. Treasury, Short-Term Federal, Short-Term Corporate, Intermediate-Term U.S. Treasury,Intermediate-Term Corporate, GNMA, Long-Term U.S. Treasury, Long-Term Corporate, and High Yield Corporate Portfolios. Certain of the Fund's investments are in corporate debt instruments; the issuers' abilities to meet these obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

   1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and credit ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

   2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

   3. REPURCHASE AGREEMENTS: Each Portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   4. FUTURES CONTRACTS: Each Portfolio, except the Short-Term Federal Portfolio, may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk and minimizing transaction costs. The Portfolios may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The Portfolios may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Portfolios and the prices of futures contracts, and the possibility of an illiquid market.

   Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

   5. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

   6. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes investment advisory services to the Short-Term U.S. Treasury, Short-Term Federal, Short-Term Corporate, Intermediate-Term U.S. Treasury, Intermediate-Term Corporate, and Long-Term U.S. Treasury Portfolios on an at-cost basis.

   Wellington Management Company, LLP provides investment advisory services to the GNMA, Long-Term Corporate, and High Yield Corporate Portfolios for fees calculated at an annual percentage rate of average net assets. For the year ended January 31, 1998, the investment advisory fees of the GNMA, Long-Term Corporate, and High Yield Corporate Portfolios represented effective annual rates of 0.01%, 0.03%, and 0.04%, respectively, of average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, shareholder account maintenance, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At January 31, 1998, the Fund had contributed capital aggregating $1,802,000 to Vanguard (included in Other Assets), representing 9.0% of Vanguard's capitalization. The Fund's Directors and officers are also Directors and officers of Vanguard.

D. Effective September 30, 1997, the Short-Term Corporate Portfolio offers two classes of shares, Investor Shares and Institutional Shares. Institutional Shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $50 million. Investor Shares are offered to all other investors. Both classes of shares have equal rights to assets and earnings, except that each class bears certain class-specific expenses related to its shareholder activity. Class-specific expenses for the period from September 30, 1997, through January 31, 1998, represented the following percentages of average net assets:


-------------------------------------------------------------------------------------------------------
PORTFOLIO                                                    INVESTOR SHARES       INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------
Short-Term Corporate                                              0.13%*                  0.01%*
-------------------------------------------------------------------------------------------------------

*Annualized.

Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

E. During the year ended January 31, 1998, purchases and sales of investment securities other than U.S. government securities and temporary cash investments were:


------------------------------------------------------------------------------------------------
                                                                             (000)
                                                            ------------------------------------
PORTFOLIO                                                     PURCHASES                 SALES
------------------------------------------------------------------------------------------------
Short-Term Corporate                                          $2,434,851              $1,719,995
Intermediate-Term Corporate                                      561,809                 264,198
Long-Term Corporate                                              906,751                 762,945
High Yield Corporate                                           2,502,848               1,593,600
------------------------------------------------------------------------------------------------

Purchases and sales of U.S. government securities were:


   ---------------------------------------------------------------------------------------------
                                                                              (000)
                                                          --------------------------------------
   PORTFOLIO                                                  PURCHASES                 SALES
   ---------------------------------------------------------------------------------------------
   Short-Term U.S. Treasury                                  $   820,544             $   791,946
   Short-Term Federal                                          1,406,596               1,257,417
   Short-Term Corporate                                          263,928                 291,128
   Intermediate-Term U.S. Treasury                               641,880                 396,072
   Intermediate-Term Corporate                                   176,593                 198,796
   GNMA                                                        2,336,442                 270,903
   Long-Term U.S. Treasury                                       213,343                 154,330
   Long-Term Corporate                                           282,927                 313,226
   High Yield Corporate                                          226,831                 196,466
   ---------------------------------------------------------------------------------------------

   At January 31, 1998, the Portfolios had the following capital losses available to offset future net capital gains:


   ---------------------------------------------------------------------------------------------
                                                               EXPIRATION
                                                             FISCAL YEAR(s)             AMOUNT
   PORTFOLIO                                               ENDING JANUARY 31,            (000)
   ---------------------------------------------------------------------------------------------
   Short-Term U.S. Treasury                                    2003-2004                $  4,362
   Short-Term Federal                                          2003-2004                  25,371
   Short-Term Corporate                                        2003-2004                  27,840
   Intermediate-Term U.S. Treasury                             2003-2006                  30,935
   Long-Term U.S. Treasury                                          2005                   4,788
   High Yield Corporate                                             2000                  25,958
   ---------------------------------------------------------------------------------------------

F. At January 31, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:


   -------------------------------------------------------------------------------------------------
                                                                      (000)
                                              ------------------------------------------------------
                                                APPRECIATED        DEPRECIATED        NET UNREALIZED
   PORTFOLIO                                    SECURITIES         SECURITIES          APPRECIATION
   -------------------------------------------------------------------------------------------------
   Short-Term U.S. Treasury                     $    9,468         $    (248)         $    9,220
   Short-Term Federal                               14,635            (1,322)             13,313
   Short-Term Corporate                             68,070            (2,425)             65,645
   Intermediate-Term U.S. Treasury                  71,191               (79)             71,112
   Intermediate-Term Corporate                      27,567            (1,674)             25,893
   GNMA                                            314,908            (9,830)            305,078
   Long-Term U.S. Treasury                         122,725               (46)            122,679
   Long-Term Corporate                             269,219            (1,681)            267,538
   High Yield Corporate                            198,540            (4,999)            193,541
----------------------------------------------------------------------------------------------------

   At January 31, 1998, the aggregate settlement value of open futures contracts expiring in March 1998 and the related unrealized depreciation were:


---------------------------------------------------------------------------------------------------
                                                                                 (000)
                                                                -----------------------------------
                                                    NUMBER OF       AGGREGATE
                                                      SHORT        SETTLEMENT           UNREALIZED
PORTFOLIO/FUTURES CONTRACTS                         CONTRACTS         VALUE            Depreciation
---------------------------------------------------------------------------------------------------
Short-Term Corporate/
5-Year U.S. Treasury Note                              685           $75,329             $(1,194)
---------------------------------------------------------------------------------------------------

G. The market values of securities on loan to brokers/dealers at January 31, 1998, and collateral received with respect to such loans, were:


-----------------------------------------------------------------------------------------------------
                                                                      (000)
                                              -------------------------------------------------------
                                                                       COLLATERAL RECEIVED
                                                                 ------------------------------------
                                                MARKET VALUE
                                                  OF LOANED                           U.S. TREASURY
PORTFOLIO                                        SECURITIES           CASH             SECURITIES
-----------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury                         $  78,977         $  28,030           $  53,873
Short-Term Corporate                                23,601            23,988                  --
Intermediate-Term
  U.S. Treasury                                     97,321                --             100,042
Intermediate-Term
  Corporate                                         17,832            11,550               6,624
Long-Term U.S. Treasury                             30,786            15,598              15,802
Long-Term Corporate                                105,936            54,250              54,453
High Yield Corporate                               216,607           223,687                  --
-----------------------------------------------------------------------------------------------------

Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and
Board of Directors of
Vanguard Fixed Income Securities Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GNMA Portfolio (a separate portfolio of Vanguard Fixed Income Securities Fund, hereafter referred to as the "Fund") at January 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

   We have also audited the financial statements of the other portfolios included in the Fund at January 31, 1998, and we have issued our report thereon. An insert to this Annual Report containing our report on the financial statements of the other portfolios is available from the Fund.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

March 6, 1998

SPECIAL 1998 TAX INFORMATION (UNAUDITED) VANGUARD FIXED INCOME SECURITIES FUND

This information for the fiscal year ended January 31, 1998, is included pursuant to provisions of the Internal Revenue Code.

   The GNMA Portfolio designates $1,736,000 as capital gain dividends (from net long-term capital gains), which will be distributed in March 1998. All of the capital gain dividend is designated as a 20% rate gain distribution.

   The Intermediate-Term Corporate Portfolio designates $425,000 as capital gain dividends (from net long-term capital gains), which will be distributed in March 1998. Of the $425,000 capital gain dividends, the Portfolio designates $405,000 as a 20% rate gain distribution.

   The Long-Term Corporate Portfolio designates $56,724,000 as capital gain dividends (from net long-term capital gains), of which $23,719,000 was distributed to shareholders in December 1997 and $33,005,000 will be distributed in March 1998. Of the $56,724,000 capital gain dividends, the Portfolio designates $52,454,000 as a 20% rate gain distribution.

DIRECTORS AND OFFICERS

JOHN C. BOGLE
Senior Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


 "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and
    "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
      Company is the owner of trademarks and copyrights relating to the
           Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                      trademarks of Wilshire Associates.

VANGUARD FAMILY OF FUNDS

STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
  Aggressive Growth Portfolio
  Capital Opportunity Portfolio
  Global Equity Portfolio
Index Trust
  500 Portfolio
  Extended Market Portfolio
  Growth Portfolio
  Small Capitalization Stock
    Portfolio
  Total Stock Market Portfolio
  Value Portfolio
Institutional Index Fund
International Equity Index Fund
  Emerging Markets Portfolio
  European Portfolio
  Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
  Energy Portfolio
  Gold & Precious Metals
    Portfolio
  Health Care Portfolio
  REIT Index Portfolio
  Utilities Income Portfolio
Tax-Managed Fund
  Capital Appreciation
    Portfolio
  Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
  U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Horizon Fund
  Global Asset Allocation
    Portfolio
LifeStrategy Portfolios
  Conservative Growth
    Portfolio
  Growth Portfolio
  Income Portfolio
  Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
  Balanced Portfolio
Wellesley Income Fund
Wellington Fund

BOND FUNDS
Admiral Funds
  Intermediate-Term U.S.
    Treasury Portfolio
  Long-Term U.S. Treasury
    Portfolio
  Short-Term U.S. Treasury
    Portfolio
Bond Index Fund
  Intermediate-Term Bond
    Portfolio
  Long-Term Bond Portfolio
  Short-Term Bond Portfolio
  Total Bond Market Portfolio
Fixed Income Securities Fund
  GNMA Portfolio
  High Yield Corporate Portfolio
  Intermediate-Term Corporate
    Portfolio
  Intermediate-Term U.S.
    Treasury Portfolio
  Long-Term Corporate
    Portfolio
  Long-Term U.S. Treasury
    Portfolio
  Short-Term Corporate
    Portfolio
  Short-Term Federal Portfolio
  Short-Term U.S. Treasury
    Portfolio
Municipal Bond Fund
  High-Yield Portfolio
  Insured Long-Term Portfolio
  Intermediate-Term Portfolio
  Limited-Term Portfolio
  Long-Term Portfolio
  Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
  (CA, FL, NJ, NY, OH, PA)

MONEY MARKET FUNDS
Admiral Funds
  U.S. Treasury Money Market
    Portfolio
Money Market Reserves
  Federal Portfolio
  Prime Portfolio
Municipal Bond Fund
  Money Market Portfolio
Treasury Money Market Portfolio
State Tax-Free Funds
  (CA, NJ, NY, OH, PA)


Q280-1/1998

(C) 1998 Vanguard Marketing
    Corporation, Distributor

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482


FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

VANGUARD FIXED INCOME SECURITIES FUND FINANCIAL STATEMENTS

January 31, 1998


The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, all of which appear in the accompanying report. The Statement of Net Assets for the GNMA Portfolio begins on page 33 of that report.

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, foreign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets of each Portfolio, you will find a table displaying the composition of the Portfolio's net assets. Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.


CONTENTS
Short-Term U.S. Treasury Portfolio  . . . . . . . . . . . . . . . . . . .      1
Short-Term Federal Portfolio  . . . . . . . . . . . . . . . . . . . . . .      3
Short-Term Corporate Portfolio  . . . . . . . . . . . . . . . . . . . . .      6
Intermediate-Term U.S. Treasury Portfolio   . . . . . . . . . . . . . . .     12
Intermediate-Term Corporate Portfolio   . . . . . . . . . . . . . . . . .     13
Long-Term U.S. Treasury Portfolio   . . . . . . . . . . . . . . . . . . .     18
Long-Term Corporate Portfolio   . . . . . . . . . . . . . . . . . . . . .     19
High Yield Corporate Portfolio  . . . . . . . . . . . . . . . . . . . . .     23



--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE          MARKET
                                                                                MATURITY                 AMOUNT          VALUE*
SHORT-TERM U.S. TREASURY PORTFOLIO                               COUPON             DATE                  (000)           (000)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (98.4%)
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Inflation-Indexed Note                             3.625%        7/15/2002             $   19,765      $   19,685
U.S. Treasury Note                                               5.625%        2/28/2001                 65,452          65,933
U.S. Treasury Note                                                5.75%       10/31/2002                 71,700          72,666
U.S. Treasury Note                                               5.875%        8/31/1999                 73,163          73,779
U.S. Treasury Note                                               5.875%       11/30/2001                 29,900          30,376
U.S. Treasury Note                                               6.125%       12/31/2001                 19,700          20,188
U.S. Treasury Note                                                6.25%        4/30/2001                  4,000           4,103
U.S. Treasury Note                                               6.375%        4/30/1999                150,607         152,541
U.S. Treasury Note                                                6.50%        5/31/2001                 13,200          13,643
U.S. Treasury Note                                                6.50%        8/31/2001                  9,600           9,938
U.S. Treasury Note                                                6.75%        6/30/1999                116,700         118,975
U.S. Treasury Note                                               6.875%        8/31/1999                117,000         119,726
U.S. Treasury Note                                               7.125%        2/29/2000                  5,300           5,482
U.S. Treasury Note                                                7.50%       11/15/2001                 38,700          41,437
U.S. Treasury Note                                                7.75%       11/30/1999                 77,900          81,117

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE          MARKET
                                                                                MATURITY                 AMOUNT          VALUE*
SHORT-TERM U.S. TREASURY PORTFOLIO                               COUPON             DATE                  (000)           (000)
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note                                                7.75%       12/31/1999             $   11,200     $    11,683
U.S. Treasury Note                                                7.75%        1/31/2000                 27,600          28,838
U.S. Treasury Note                                               7.875%        8/15/2001                  4,500           4,853
U.S. Treasury Note                                               7.875%       11/15/2004                 32,300          36,587
Bariven, SA Eximbank Guaranteed Export Financing
   (U.S. Government Guaranteed)                                  6.277%        4/15/2001 (1)(3)          11,900          12,012
Banco Nacional de Comercio Exterior
   (U.S. Government Guaranteed)                                   4.62%       10/15/1998 (1)(2)           4,000           3,990
Banco Nacional de Comercio Exterior
   (U.S. Government Guaranteed)                                  6.475%        5/15/2000 (1)              6,500           6,556
Banco Nacional de Comercio Exterior
   (U.S. Government Guaranteed)                                   6.82%        4/15/1999 (1)(2)           2,143           2,159
Banco Nacional de Comercio Exterior
   (U.S. Government Guaranteed)                                  8.038%        1/15/2000 (1)              6,000           6,164
Government Export Trust (U.S. Government Guaranteed)              5.69%         2/1/1998                  1,200           1,200
Government Export Trust (U.S. Government Guaranteed)              7.75%         1/1/2000 (1)(2)           5,333           5,431
Guaranteed Export Certificates (U.S. Government Guaranteed)      4.743%        9/15/1998 (1)              5,200           5,185
Guaranteed Trade Trust (U.S. Government Guaranteed)              6.104%        7/15/2003 (1)             24,292          24,520
Overseas Private Investment Corp.
   (U.S. Government Guaranteed)                                  5.696%        2/15/2005 (1)              8,000           7,950
Private Export Funding Corp. (U.S. Government Guaranteed)         5.65%        3/15/2003 (1)              5,848           5,869
--------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
   (COST $983,366)                                                                                                      992,586
--------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.9%)
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                            5.60%         2/2/1998                  1,666           1,666
Collateralized By U.S. Government Obligations in a
   Pooled Cash Account--Note G                                    5.60%         2/2/1998                 28,030          28,030
--------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $29,696)                                                                                                        29,696
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.3%)
   (COST $1,013,062)                                                                                                  1,022,282
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.3%)
--------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                     18,084
Liabilities--Note G                                                                                                     (31,123)
                                                                                                                     -----------
                                                                                                                        (13,039)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------------
Applicable to 98,239,553 outstanding $.001 par value shares
   (authorized 1,250,000,000 shares)                                                                                 $1,009,243
================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                $10.27
================================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 1998, the aggregate value of these securities was $11,580,000, representing 1.1% of net assets.

(3) Restricted security representing 1.2% of net assets at January 31, 1998.

--------------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                         AMOUNT            PER
                                                                                                          (000)          SHARE
--------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                      $1,004,444         $10.23
Undistributed Net Investment Income                                                                          --             --
Accumulated Net Realized Losses--Note E                                                                  (4,421)          (.05)
Unrealized Appreciation--Note F                                                                           9,220            .09
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                           $1,009,243         $10.27
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE          MARKET
                                                                                MATURITY                 AMOUNT          VALUE*
SHORT-TERM FEDERAL PORTFOLIO                                     COUPON             DATE                  (000)           (000)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (98.2%)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (14.5%)
Agency For International Development
   (U.S. Government Guaranteed)                                   7.75%         4/1/1998 (1)         $    4,120        $  4,135
Banco Nacional de Comercio Exterior
   (U.S. Government Guaranteed)                                   5.10%        4/15/1998 (1)(3)           1,151           1,149
 Banco Nacional de Comercio Exterior
   (U.S. Government Guaranteed)                                   6.82%        4/15/1999 (1)(3)           1,676           1,688
Banco Nacional de Comercio Exterior
   (U.S. Government Guaranteed)                                  8.038%        1/15/2000 (1)              6,000           6,164
Government Export Trust (U.S. Government Guaranteed)              4.61%         9/1/1998 (1)              4,800           4,786
Government Export Trust (U.S. Government Guaranteed)              5.41%         3/1/1999 (1)(3)           2,659           2,657
Government Export Trust (U.S. Government Guaranteed)              5.69%         2/1/1998 (1)              3,262           3,262
Government Export Trust (U.S. Government Guaranteed)              6.61%        9/15/1999 (1)              8,774           8,834
Guaranteed Export Certificates (U.S. Government Guaranteed)       4.43%        6/15/1998 (1)              3,473           3,460
Guaranteed Export Certificates (U.S. Government Guaranteed)      4.743%        9/15/1998 (1)                751             749
Guaranteed Export Certificates (U.S. Government Guaranteed)      4.813%       12/15/1998 (1)              3,063           3,051
Guaranteed Export Certificates (U.S. Government Guaranteed)       5.23%        5/15/2005 (1)             17,234          16,952
Guaranteed Trade Trust (U.S. Government Guaranteed)               4.86%         4/1/1998 (1)              1,580           1,578
Overseas Private Investment Corp.
   (U.S. Government Guaranteed)                                  7.815%       11/15/2001 (1)              5,000           5,204
Overseas Private Investment Corp.
   (U.S. Government Guaranteed)                                  8.75 %       11/15/2001 (1)              7,500           7,939
Private Export Funding Corp. (U.S. Government Guaranteed)         5.75%        4/30/1998                  9,800           9,805
Private Export Funding Corp. (U.S. Government Guaranteed)         6.31%        9/30/2004                 10,000          10,317
Private Export Funding Corp. (U.S. Government Guaranteed)         7.03%       10/31/2003                  5,000           5,340
Private Export Funding Corp. (U.S. Government Guaranteed)         9.45%       12/31/1999                 33,580          35,972
U.S. Government Trust Certificates
   (U.S. Government Guaranteed)                                   7.50%        8/15/2000 (1)              8,310           8,487
U.S. Government Trust Certificates
   (U.S. Government Guaranteed)                                   8.00%        5/15/1998 (1)              1,545           1,554
U.S. Treasury Inflation-Indexed Note                             3.625%        7/15/2002                 69,077          68,796
                                                                                                                     -----------
                                                                                                                        211,879
                                                                                                                     -----------
AGENCY BONDS & NOTES (67.4%)
Federal Farm Credit Bank                                          5.70%        1/18/2005                 20,000          19,800
Federal Farm Credit Bank                                          5.90%        1/10/2005                 55,890          56,315
Federal Farm Credit Bank                                          6.10%        11/4/2004                  5,000           5,101
Federal Home Loan Bank                                            5.20%       10/20/2000                 31,000          30,959
Federal Home Loan Bank                                            5.37%        1/14/1999                 73,000          72,992
Federal Home Loan Bank                                            5.37%        1/16/2003                 15,000          14,813
Federal Home Loan Bank                                           5.402%        2/25/1998 (2)             25,000          24,771
Federal Home Loan Bank                                            5.43%        2/25/1999                 10,000           9,997
Federal Home Loan Bank                                            5.97%       12/12/2000                 10,000          10,126
Federal Home Loan Bank                                            9.30%        1/25/1999                 40,050          41,495
Federal Home Loan Mortgage Corp.                                 5.875%        3/22/2000                 15,000          15,115
Federal Home Loan Mortgage Corp.                                  6.43%        2/25/2012 (1)             48,000          48,367
Federal Home Loan Mortgage Corp.                                 6.505%         7/1/2004                  8,645           9,009
Federal Home Loan Mortgage Corp.                                  6.53%       11/25/2010 (1)             16,733          16,906
Federal Home Loan Mortgage Corp.                                  6.59%        6/25/2012 (1)             40,000          40,331
Federal Home Loan Mortgage Corp.                                 6.747%        8/23/2001                 19,350          19,665
Federal Home Loan Mortgage Corp.                                  6.92%        1/25/2012 (1)             15,000          15,206
Federal National Mortgage Assn.                                   5.72%         1/9/2001                 10,000          10,052
Federal National Mortgage Assn.                                   5.72%        3/13/2001                  9,000           9,048
Federal National Mortgage Assn.                                   5.83%       10/16/2000                 15,000          15,127
Federal National Mortgage Assn.                                   5.90%       11/20/2000                  2,800           2,829
Federal National Mortgage Assn.                                   5.94%        9/10/1999                 40,000          40,288
Federal National Mortgage Assn.                                   5.97%        10/2/2000                 11,000          11,129
Federal National Mortgage Assn.                                   6.14%        11/1/1999                 19,000          19,212
Federal National Mortgage Assn.                                   6.14%        9/18/2000                 15,000          15,236
Federal National Mortgage Assn.                                   6.18%       12/10/2001                 10,000          10,070
Federal National Mortgage Assn.                                   6.26%        7/22/2002                 15,000          15,401
Federal National Mortgage Assn.                                   6.29%        2/11/2002                 31,400          32,212

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE          MARKET
                                                                                MATURITY                 AMOUNT          VALUE*
SHORT-TERM FEDERAL PORTFOLIO                                     COUPON             DATE                  (000)           (000)
--------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                                  6.375%       10/13/2000             $    9,000      $    9,062
Federal National Mortgage Assn.                                   6.40%         5/2/2001                 18,630          19,103
Federal National Mortgage Assn.                                   6.43%        4/11/1999                 23,500          23,756
Federal National Mortgage Assn.                                   6.44%       11/15/2001                 28,635          28,983
Federal National Mortgage Assn.                                   6.45%        2/14/2002                 10,000          10,162
Federal National Mortgage Assn.                                   6.58%        10/2/2001                 13,000          13,440
Federal National Mortgage Assn.                                   6.59%        4/17/2000                 10,000          10,226
Federal National Mortgage Assn.                                   6.60%        6/24/1999                 30,000          30,450
Federal National Mortgage Assn.                                   6.70%        8/10/2001                 30,000          30,457
Federal National Mortgage Assn.                                   6.74%         5/7/2001                 10,000          10,142
Federal National Mortgage Assn.                                   7.23%        9/15/1999                 15,000          15,404
Federal National Mortgage Assn.                                  7.375%        3/28/2005                 15,650          17,103
Federal National Mortgage Assn.                                   7.50%        2/11/2002                  8,590           9,182
Federal National Mortgage Assn.                                   8.25%       12/18/2000                 32,755          35,132
Federal National Mortgage Assn.                                   8.35%       11/10/1999                 10,270          10,764
Federal National Mortgage Assn.                                   8.45%        7/12/1999                 17,845          18,576
Federal National Mortgage Assn.                                   9.05%        4/10/2000                  8,955           9,604
Federal National Mortgage Assn.                                  11.50%        11/1/1999                 46,000          50,566
                                                                                                                     -----------
                                                                                                                        983,684
                                                                                                                     -----------
MORTGAGE-BACKED SECURITIES (16.3%)
Federal Home Loan Mortgage Corp.                                  5.50%         2/5/1998 (1)              3,436           3,437
Federal Home Loan Mortgage Corp.                                  5.50%         5/1/1999 (1)              6,427           6,426
Federal Home Loan Mortgage Corp.                                  5.50%        11/1/2000 (1)             12,248          12,179
Federal Home Loan Mortgage Corp.                                  5.50%         1/1/2001 (1)             10,200          10,137
Federal Home Loan Mortgage Corp.                                  6.00%         7/1/1998 (1)              7,761           7,768
Federal Home Loan Mortgage Corp.                                  6.00%         9/1/1998 (1)             19,017          19,035
Federal Home Loan Mortgage Corp.                                  6.00%        10/1/1998 (1)             14,685          14,698
Federal Home Loan Mortgage Corp.                                  6.00%         1/1/1999 (1)              4,708           4,712
Federal Home Loan Mortgage Corp.                                  6.00%         3/1/1999 (1)              5,324           5,330
Federal Home Loan Mortgage Corp.                                  6.00%         5/1/2000 (1)              8,181           8,196
Federal Home Loan Mortgage Corp.                                  6.00%         9/1/2000 (1)              8,664           8,682
Federal Home Loan Mortgage Corp.                                  6.00%        11/1/2000 (1)             33,672          33,724
Federal Home Loan Mortgage Corp.                                  6.00%         6/1/2003 (1)             13,750          13,760
Federal Home Loan Mortgage Corp.
   (Collateralized Mortgage Obligations)                          6.50%        9/25/2000 (1)             20,630          20,741
Federal National Mortgage Assn.                                   6.00%         1/1/2001 (1)             36,078          36,116
Federal National Mortgage Assn.                                   6.00%         7/1/2002 (1)             17,733          17,733
Federal National Mortgage Assn.                                   6.00%         9/1/2002 (1)              5,121           5,119
Federal National Mortgage Assn.                                   6.00%         5/1/2004 (1)              3,231           3,237
Federal National Mortgage Assn.
   (Collateralized Mortgage Obligations)                          5.50%        9/25/2000 (1)              7,646           7,613
                                                                                                                     -----------
                                                                                                                        238,643
                                                                                                                     -----------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $1,420,893)                                                                                                  1,434,206
--------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.7%)
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account
   (COST $10,647)                                                 5.60%         2/2/1998                 10,647          10,647
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.9%)
   (COST $1,431,540)                                                                                                  1,444,853
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         MARKET
                                                                                                                         VALUE*
                                                                                                                          (000)
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)
--------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                     18,780
Liabilities                                                                                                              (3,197)
                                                                                                                     -----------
                                                                                                                         15,583
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------------
Applicable to 143,343,611 outstanding $.001 par value shares
   (authorized 1,300,000,000 shares)                                                                                 $1,460,436
================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                $10.19
================================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Floating Rate Note.

(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 1998, the aggregate value of these securities was $5,495,000, representing 0.4% of net assets.

--------------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                         AMOUNT            PER
                                                                                                          (000)          SHARE
--------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                      $1,472,619         $10.28
Undistributed Net Investment Income                                                                          --             --
Accumulated Net Realized Losses--Note E                                                                 (25,496)          (.18)
Unrealized Appreciation--Note F                                                                          13,313            .09
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                           $1,460,436         $10.19
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE          MARKET
                                                                                MATURITY                 AMOUNT          VALUE*
SHORT-TERM CORPORATE PORTFOLIO                                   COUPON             DATE                  (000)           (000)
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (82.0%)
--------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (9.4%)
Banco Nacional de Mexico CCMT                                     6.23%         8/1/2002 (1)(4)      $   23,200        $ 23,325
CIT Home Equity Loan Trust                                        6.37%        3/15/2012 (1)             21,000          21,188
California Infrastructure & Economic Development
   Bank SP Trust PG&E-1                                           6.15%        6/25/2002 (1)             10,150          10,235
California Infrastructure & Economic Development
   Bank SP Trust PG&E-1                                           6.25%        6/25/2004 (1)              8,450           8,575
California Infrastructure SP SCE-1                                6.14%        3/25/2002 (1)             14,600          14,678
California Infrastructure SP SCE-1                                6.17%        3/25/2003 (1)             11,050          11,185
California Infrastructure SP SCE-1                                6.22%        3/25/2004 (1)              9,675           9,817
California Infrastructure SP SCE-1                                6.28%        9/25/2005 (1)              7,610           7,749
Chase Manhattan Auto Trust                                        6.65%        9/15/2003 (1)             17,576          17,998
The Chase Manhattan Corp. Grantor Trust                           6.00%        9/17/2001 (1)              9,656           9,672
Citibank Credit Card Master Trust                                 6.70%        2/15/2004 (1)             13,000          13,331
Citicorp Credit Card Master Trust Series Class A                  5.75%        1/15/2003 (1)              9,400           9,416
Contimortgage Home Equity Loan Trust                              6.68%        5/15/2012 (1)             34,700          34,982
Ford Credit Auto Loan Master Trust                                6.50%        8/15/2002 (1)(3)          35,000          35,668
Household Credit Card Master Trust                                5.90%        5/15/2002 (1)             20,000          20,045
MBNA Master Credit Card Trust                                     6.20%        8/15/1999 (1)                833             833
Neiman Marcus Credit Card Master Trust                            7.60%        6/15/2003 (1)              5,000           5,194
Premier Auto Trust                                                6.55%         9/6/2003 (1)              5,000           5,078
Providian Master Trust Series                                     6.25%        6/15/2007 (1)             40,000          40,674
Standard Credit Card Master Trust                                 5.90%         2/7/2001 (1)             25,000          25,050
Standard Credit Card Master Trust                                 6.75%         6/7/2000 (1)             21,000          21,064
Standard Credit Card Master Trust                                7.875%         1/7/2000 (1)             16,100          16,348
Standard Credit Card Master Trust                                8.875%         9/7/1999 (1)             26,131          26,461
Toyota Auto Grantor Trust                                         5.85%        3/15/2001 (1)              6,320           6,324
Toyota Auto Lease Trust                                           6.20%        9/27/2000 (1)             70,000          70,552
                                                                                                                     -----------
                                                                                                                        465,442
                                                                                                                     -----------
FINANCE (47.9%)
   AUTO (3.4%)
   Chrysler Financial Corp.                                       7.81%        2/23/1998                 15,000          15,016
   Ford Motor Credit Co.                                          5.37%         9/8/1998                 14,475          14,450
   Ford Motor Credit Co.                                          5.83%        6/29/1998                 25,000          25,012
   Ford Motor Credit Co.                                          6.55%        9/10/2002                 25,000          25,545
   General Motors Acceptance Corp.                                6.00%       12/30/1998                  5,000           5,014
   General Motors Acceptance Corp.                                6.21%        9/19/2000                 35,000          35,302
   General Motors Acceptance Corp.                                7.25%        4/30/1999                 21,100          21,480
   General Motors Acceptance Corp.                                8.40%       10/15/1999                  5,000           5,210
   General Motors Acceptance Corp.                                8.50%       12/21/1998                 20,000          20,478

   BANKS (12.6%)
   Bank South Inc.                                               10.20%         6/1/1999                 12,500          13,205
   Capital One Financial Corp.                                    6.58%        4/17/2001                 15,000          15,122
   Capital One Financial Corp.                                    6.66%        8/17/1998                  5,000           5,019
   Capital One Financial Corp.                                    8.67%        2/15/2000                  5,000           5,230
   Capital One Financial Corp.                                    8.93%         2/1/2000                  5,000           5,250
   The Chase Manhattan Corp.                                      8.00%        6/15/1999                 19,450          20,011
   The Chase Manhattan Corp.                                     10.00%        6/15/1999                 20,840          21,969
   CoreStates Capital Corp.                                       5.75%        1/15/2001                  6,000           5,978
   CoreStates Capital Corp.                                      6.186%        10/2/2000                 35,000          35,301
   First Bank System, Inc.                                       5.643%        2/18/1998 (2)             24,000          24,000
   First Fidelity Bancorp                                        9.625%        8/15/1999                 23,540          24,866
   First National Bank of Commerce                                6.50%        1/14/2000                 25,000          25,311
   First Union Corp.                                              9.45%        6/15/1999                  6,649           6,970
   Huntington Bancshares                                          5.68%        12/8/1998                 10,000          10,003
   Long Island Savings Bank                                       7.00%        6/13/2002                 13,500          13,922
   MBNA America Bank                                             5.898%         2/9/1998 (2)             40,650          40,622
   MBNA America Bank                                              7.12%        4/12/1999                 10,000          10,155
   MBNA Corp.                                                     7.49%        9/14/1999                  6,600           6,761
   Manufacturers Hanover Corp.                                    8.50%        2/15/1999                  9,272           9,533

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE          MARKET
                                                                                MATURITY                 AMOUNT          VALUE*
                                                                 COUPON             DATE                  (000)           (000)
--------------------------------------------------------------------------------------------------------------------------------
   Meridian Bancorp                                              6.625%        6/15/2000             $   26,550       $  27,023
   J.P. Morgan & Co., Inc                                        6.125%        10/2/2000                 35,000          35,361
   National City Bank Cleveland                                   6.35%        3/15/2001                 36,860          37,439
   Norwest Corp.                                                 6.125%       10/15/2000                  6,000           6,058
   PNC Funding Corp.                                             6.875%         3/1/2003                 13,065          13,504
   PNC Funding Corp.                                             9.875%         3/1/2001                  5,565           6,172
   Security Pacific Corp.                                         9.75%        5/15/1999                  5,000           5,246
   Security Pacific Corp.                                        11.00%         3/1/2001                 20,907          23,859
   Southern National Corp.                                        7.05%        5/23/2003                 17,750          18,496
   Summit Bancorp                                                8.625%       12/10/2002                 21,725          24,010
   U.S. Bancorp PATS                                              6.15%        2/18/1998 (2)(4)          55,700          55,740
   U.S. Oregon PATS                                              5.975%        2/27/1998 (2)(4)          25,000          25,013
   Wachovia Bank                                                  5.35%       11/13/1998                 20,000          19,971
   Wachovia Bank                                                  5.60%         3/8/1999                 25,000          25,003
   Wells Fargo & Co.                                             6.125%        11/1/2003                  5,000           5,009

   CONSUMERS (1.1%)
   Norwest Financial, Inc.                                        6.68%        9/15/1999                 46,000          46,695
   Norwest Financial, Inc.                                       6.875%       12/15/1999                  9,845          10,045

   DIVERSIFIED (8.1%)
   AT&T Capital Corp.                                             6.70%        2/15/2001                 50,000          50,767
   Associates Corp. of North America                             6.375%        8/15/2000                 25,000          25,348
   Associates Corp. of North America                              6.50%         9/9/1998                 25,000          25,129
   Associates Corp. of North America                              8.37%       12/21/1999                 19,000          19,890
   Associates Corp. of North America                              8.40%       11/29/1999                 10,000          10,455
   CIT Group Holdings                                             5.70%       12/15/1998                 20,000          20,010
   CIT Group Holdings                                             6.25%       10/25/1999                 50,000          50,406
   CIT Group Holdings                                            6.375%         8/1/2002                  9,900          10,027
   Caterpillar Financial Services                                 6.10%        6/17/1999                 16,000          16,102
   Comdisco Inc.                                                 6.125%        1/15/2003                 15,000          15,023
   Comdisco Inc.                                                  6.34%        6/25/1999                 25,000          25,191
   Comdisco Inc.                                                  6.50%        4/30/1999                 18,500          18,662
   Comdisco Inc.                                                  6.52%        3/24/1999                 15,000          15,127
   Finova Capital Corp.                                           6.05%        9/15/1999                 25,000          25,100
   Finova Capital Corp.                                          6.375%        4/15/1999                 21,000          21,150
   General Electric Capital Corp.                                 8.10%        1/26/1999                  5,000           5,125
   Sears Roebuck & Co. Acceptance Corp.                           6.22%        11/8/2000                 48,000          48,415

   INSURANCE (5.0%)
   Conseco Inc.                                                  10.50%       12/15/2004                 32,475          39,451
   Orion Capital Corp.                                           9.125%         9/1/2002                 15,225          17,001
   SunAmerica Inc.                                                6.20%       10/31/1999                 26,000          26,170
   SunAmerica Inc.                                                6.58%        1/15/2002                  5,000           5,098
   Travelers Property Casualty Corp.                              6.25%        10/1/1999                 50,000          50,357
   Travelers Property Casualty Corp.                              6.75%         9/1/1999                 30,000          30,408
   Travelers Property Casualty Corp.                              6.75%        4/15/2001                 34,000          34,786
   USAA Capital Corp.                                             6.60%        6/15/1998 (4)             25,000          25,098
   USF&G Corp.                                                   8.375%        6/15/2001                 17,545          18,798

   MORTGAGE-BACKED SECURITY (1.0%)
   PNC Mortgage Securities Corp.                                  6.49%       10/25/2026 (1)             48,925          49,353

   OTHER (16.7%)
   Associated Estates Realty Corp.                                6.88%        12/9/2004                  5,000           5,060
   Associated Estates Realty Corp.                               8.375%        4/15/2000                 15,680          16,362
   Bay Apartment Communities                                      6.50%        1/15/2005                  8,300           8,247
   Bear Stearns & Co., Inc.                                      7.625%        9/15/1999                 10,000          10,274
   Bear Stearns & Co., Inc.                                      7.625%        4/15/2000                 26,900          27,857
   Bradley Operating LP                                           7.00%       11/15/2004                  5,000           5,038
   Camden Property Trust                                         6.097%         2/9/1998 (2)             20,000          20,000
   Chelsea GCA Realty Partner                                     7.75%        1/26/2001                 10,000          10,345
   Colonial Realty LP                                             6.96%        7/26/2004                 22,000          22,313

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE          MARKET
                                                                                MATURITY                 AMOUNT          VALUE*
SHORT-TERM CORPORATE PORTFOLIO                                   COUPON             DATE                  (000)           (000)
--------------------------------------------------------------------------------------------------------------------------------
   Donaldson Lufkin & Jenrette, Inc.                              6.70%        6/30/2000             $   15,000      $   15,273
   Equity Residential Properties Trust Operating LP               6.55%       11/15/2001                 35,000          35,396
   Equity Residential Properties Trust Operating LP               7.95%        4/15/2002                  7,000           7,436
   First Industrial PATS                                         7.375%        5/15/2004 (4)             12,000          12,414
   Goldman Sachs Group                                           6.021%        1/25/1999 (2)(4)          14,000          14,049
   Goldman Sachs Group                                            6.10%        4/15/1998 (4)             30,000          30,029
   Goldman Sachs Group                                           6.625%        12/1/2004 (4)             20,000          20,200
   Goldman Sachs Group                                           6.875%        9/15/1999 (4)             16,175          16,430
   Health & Retirement Property Trust                             6.75%       12/18/2002 (4)             25,000          25,276
   Highwoods Forsyth LP                                           7.19%        6/15/2004 (4)             26,000          26,518
   JDN Realty Corp.                                               6.80%         8/1/2004                 10,500          10,590
   Kimco Realty Corp.                                             6.50%        10/1/2003                  4,920           4,982
   Lehman Brothers Holdings                                       5.75%        2/15/1998                  5,000           5,000
   Lehman Brothers Holdings                                      5.944%        1/20/1998 (2)             10,000           9,990
   Lehman Brothers Holdings                                       6.20%        1/15/2002                 20,000          19,991
   Lehman Brothers Holdings                                       6.84%        10/7/1999                 11,000          11,148
   Lehman Brothers Holdings                                       6.92%        10/1/1999                 13,000          13,190
   Lehman Brothers Holdings                                       6.94%        9/30/1999                 11,000          11,164
   Lehman Brothers Holdings                                       7.14%        9/24/1999                 11,900          12,112
   Lehman Brothers Holdings                                      8.375%        2/15/1999                  5,000           5,120
   Merrill Lynch & Co., Inc.                                      7.26%        3/25/2002                 50,000          51,967
   Merry Land & Investment Co., Inc.                              7.25%        10/1/2002                  9,325           9,684
   Morgan Stanley Group                                           5.75%        2/15/2001                 10,500          10,466
   Morgan Stanley Group                                          6.425%        3/15/2000                 15,000          15,177
   Oasis Residential Inc.                                         6.75%       11/15/2001                 21,050          21,392
   PaineWebber Group                                              7.16%        6/15/1999                 25,000          25,438
   Post Apartment Homes LP                                       6.156%         3/3/1998 (2)             30,000          30,023
   Post Apartment Homes LP                                        7.02%         4/2/2001                 20,000          20,537
   Post Apartment Homes LP                                        7.25%        10/1/2003                  7,000           7,291
   Salomon Smith Barney Holdings Inc.                             5.50%        1/15/1999                 11,000          10,982
   Salomon Smith Barney Holdings Inc.                             7.00%        5/15/2000                 15,500          15,833
   Salomon Smith Barney Holdings Inc.                             7.30%        5/15/2002                 25,000          26,093
   Salomon Smith Barney Holdings Inc.                             7.50%         5/1/2002                 11,500          12,084
   Salomon Smith Barney Holdings Inc.                             7.98%         3/1/2000                 17,500          18,177
   Simon DeBartolo Group, Inc.                                   6.875%       10/27/2005                 10,000          10,031
   Simon DeBartolo PATS                                           6.75%       11/15/2003 (4)             23,000          22,954
   Spieker Properties Inc.                                       6.875%         2/1/2005                  7,375           7,422
   Summit Properties Inc.                                        6.625%       12/15/2003                 16,000          16,126
   Summit Properties Inc.                                         6.80%        8/15/2002                 20,000          20,328
   Summit Properties Inc.                                         6.95%        8/15/2004                 12,500          12,704
   Topaz Ltd.                                                     6.92%        3/10/2007 (1)(4)          15,432          15,917
   Trinet Corp. Realty Trust                                      7.30%        5/15/2001                  5,500           5,674
   United Dominion Realty Trust, Inc.                             7.02%       11/15/2005                  8,000           8,191
   Wellsford Residential Property Trust                          9.375%         2/1/2002                  5,175           5,746
                                                                                                                     -----------
                                                                                                                      2,381,867
                                                                                                                     -----------
INDUSTRIAL (17.5%)
Allied Corp.                                                      0.00%        9/15/1998                  7,500           7,249
CBI Industries                                                    7.53%        8/26/1999                 15,000          15,374
CSC Enterprises                                                   6.50%       11/15/2001 (4)             25,000          25,501
CSC Enterprises                                                   6.80%        4/15/1999 (4)             21,500          21,783
The Coca-Cola Co.                                                7.875%        9/15/1998                 18,000          18,265
Continental Airlines Pass Through Trust                           6.80%         1/2/2008 (1)             12,000          12,205
Cox Communications, Inc.                                         6.375%        6/15/2000                 37,000          37,320
The Walt Disney Co.                                              6.375%        3/30/2001                 18,000          18,350
R.R. Donnelley & Sons Co.                                         7.96%        11/8/1999                 15,000          15,550
Electronic Data Systems Corp.                                     6.85%        5/15/2000 (4)             18,000          18,415
Federal Express Corp.                                            9.875%         4/1/2002                  8,195           9,309
Federal Express Corp.                                            10.00%        4/15/1999                  6,255           6,550
Federated Department Stores, Inc.                                8.125%       10/15/2002                  5,000           5,409
Federated Department Stores, Inc.                                 8.50%        6/15/2003                 10,000          11,062
Food Lion, Inc.                                                   8.41%        9/26/2001                  5,000           5,438
General Electric Co.                                             7.875%        9/15/1998                 15,000          15,215

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE          MARKET
                                                                                MATURITY                 AMOUNT          VALUE*
                                                                 COUPON             DATE                  (000)           (000)
--------------------------------------------------------------------------------------------------------------------------------
Halliburton Co.                                                   6.30%         8/5/2002             $   26,250      $   26,737
Hertz Corp.                                                       6.50%         4/1/2000                  5,000           5,074
Hertz Corp.                                                       8.30%         2/2/1998                 19,500          19,501
James River Corp.                                                 7.65%       12/26/2000                 10,000          10,417
James River Corp.                                                8.375%       11/15/2001                 12,220          13,142
Knight-Ridder, Inc.                                               8.50%         9/1/2001                 17,025          17,904
Lockheed Martin Corp.                                             6.85%        5/15/2001                 47,000          48,177
McDonald's Corp.                                                 8.375%       10/29/1999                  8,550           8,938
Minnesota Mining & Manufacturing Co.                              6.25%        3/29/1999                 22,275          22,459
Mobil Corp. ESOP                                                  9.17%        2/29/2000 (1)             39,704          41,235
Norfolk Southern Corp.                                           6.875%         5/1/2001                100,000         102,760
Occidental Petroleum Corp.                                        6.75%        9/16/1999                  6,000           6,088
Occidental Petroleum Corp.                                        8.50%        11/9/2001                 10,000          10,845
PanAmSat Corp.                                                    6.00%        1/15/2003 (4)             25,000          24,855
J.C. Penney & Co., Inc.                                          5.375%       11/15/1998                 13,350          13,321
J.C. Penney & Co., Inc.                                           7.25%         4/1/2002                  5,000           5,225
Phillips Petroleum Co.                                            8.00%        4/12/1999                  4,000           4,107
Praxair, Inc.                                                     6.70%        4/15/2001                 50,000          51,099
Raytheon Co.                                                      6.45%        8/15/2002                 35,250          35,889
Rockwell International Corp.                                     8.875%        9/15/1999                 33,860          35,501
Safeway Inc.                                                      6.85%        9/15/2004                  7,480           7,685
Sara Lee Corp.                                                    5.70%        7/14/2000                  5,000           5,005
Sara Lee Corp.                                                    6.50%        5/16/2000                 15,000          15,269
Sara Lee Corp.                                                    6.70%         9/9/1999                 10,000          10,168
Sara Lee Corp.                                                    7.75%         2/3/2000                 18,700          19,433
Seagate Technology Inc.                                          7.125%         3/1/2004                 10,000           9,753
TCI Communications                                               6.375%        9/15/1999                 25,000          25,128
Union Carbide Corp.                                               7.00%         8/1/1999                 12,315          12,519
Union Oil of California                                           8.97%         3/6/1998                  6,000           6,018
Union Pacific Corp.                                               7.00%        6/15/2000                 10,000          10,256
Union Pacific Railroad Co. (Equipment Trust Certificate)          6.99%       12/24/1999 (1)              3,828           3,886
                                                                                                                     -----------
                                                                                                                        871,389
                                                                                                                     -----------
UTILITIES (7.2%)
Baltimore Gas & Electric Co.                                      6.68%       10/11/2001                 16,000          16,458
Duquesne Light Co.                                                6.15%        2/12/1998                  5,000           5,000
Edison Mission Energy Funding Corp.                               6.77%        9/15/2003 (1)(4)          20,141          20,442
Florida Gas Transmission                                          8.14%        11/1/1999 (4)             10,000          10,399
Florida Power & Light Corp.                                       5.50%         7/1/1999                 20,600          20,598
GTE North Inc.                                                    5.50%        2/15/1999                 18,175          18,160
GTE Southwest Inc.                                                5.82%        12/1/1999                 18,650          18,670
Idaho Power Co.                                                   5.33%         9/1/1998                  4,500           4,490
Indiana Michigan Power Co.                                        6.40%         3/1/2000                 20,000          20,241
Kansas City Power & Light Co.                                     6.50%       11/14/2001                  5,000           5,107
Kern River Funding Corp.                                          6.42%        3/31/2001 (1)(4)          13,098          13,235
MCI Communications Corp.                                          6.25%        3/23/1999                 12,000          12,059
MCN Investment Corp.                                              6.03%         2/1/2001                  4,000           4,023
MCN Investment Corp.                                              6.82%        5/13/1999                 28,000          28,381
Nevada Power Co.                                                  7.06%         5/1/2000                 12,000          12,325
NYNEX Corp. Capital Funding                                       8.10%        11/1/1999                  5,070           5,276
NYNEX Corp. Capital Funding                                       8.11%        11/1/1999                 15,000          15,611
NYNEX Credit Co.                                                  6.50%        9/15/2000 (4)             30,000          30,553
PSE&G Capital Corp.                                               6.74%       10/23/2001 (4)             26,000          26,412
Progress Capital Holdings                                         6.88%         8/1/2001 (4)             20,000          20,643
Public Service Electric & Gas                                     6.50%         6/1/2000                 28,000          28,435
Texas Utilities Co.                                               9.50%         8/1/1999                  8,500           8,928
United Telecom                                                    9.75%         4/1/2000                 10,550          11,374
                                                                                                                     -----------
                                                                                                                        356,820
                                                                                                                     -----------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $4,017,131)                                                                                                  4,075,518
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE          MARKET
                                                                                MATURITY                 AMOUNT          VALUE*
SHORT-TERM CORPORATE PORTFOLIO                                   COUPON             DATE                  (000)           (000)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (7.5%)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITY (0.1%)
U.S. Treasury Note                                                5.75%       10/31/2002             $    5,000        $  5,067

AGENCY BONDS & NOTES (1.7%)
Federal Home Loan Mortgage Corp.                                  6.43%        2/25/2012 (1)             15,000          15,115
Federal Home Loan Mortgage Corp.                                  6.92%        1/25/2012 (1)             15,000          15,206
Federal National Mortgage Assn.                                   6.70%        8/10/2001                 50,140          50,904
Government Export Trust (U.S. Government Guaranteed)              6.61%        9/15/1999 (1)              3,375           3,398
                                                                                                                     -----------
                                                                                                                         84,623
                                                                                                                     -----------
MORTGAGE-BACKED SECURITIES (5.7%)
Federal Home Loan Mortgage Corp.                                  5.50%        10/1/2000 (1)             20,644          20,523
Federal Home Loan Mortgage Corp.                                  6.00%         9/1/1998 (1)              9,989           9,998
Federal Home Loan Mortgage Corp.                                  6.00%        12/1/1999 (1)             12,545          12,566
Federal Home Loan Mortgage Corp.                                  6.00%         1/1/2001 (1)             23,504          23,552
Federal Home Loan Mortgage Corp.                                  6.00%         2/1/2001 (1)             79,671          79,855
Federal Home Loan Mortgage Corp.                                  6.00%         7/1/2001 (1)             38,029          38,105
Federal Home Loan Mortgage Corp.                                  6.50%        10/1/1999 (1)             10,644          10,696
Federal Home Loan Mortgage Corp.                                  7.00%         2/1/2000 (1)              5,285           5,351
Federal Home Loan Mortgage Corp.                                  7.00%         3/1/2000 (1)             18,818          19,054
Federal Home Loan Mortgage Corp.                                  7.00%         5/1/2000 (1)             18,475          18,607
Federal Home Loan Mortgage Corp.                                  7.00%         6/1/2001 (1)             10,336          10,446
Federal National Mortgage Assn.                                   6.00%         1/1/2001 (1)             24,639          24,665
Federal National Mortgage Assn.                                   6.00%         6/1/2001 (1)              7,508           7,514
Federal National Mortgage Assn.                                   8.00%         6/1/1999 (1)              4,650           4,707
                                                                                                                     -----------
                                                                                                                        285,639
                                                                                                                     -----------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $375,385)                                                                                                      375,329
--------------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(7.7%)
--------------------------------------------------------------------------------------------------------------------------------
Australia & New Zealand Banking Group Ltd.                        6.25%         2/1/2004                 20,000          19,801
Bank of Nova Scotia                                               9.00%        10/1/1999                 12,394          13,014
Bayerische Landesbank Girozentrale                               5.625%        2/26/2001                 16,000          15,949
Bayerische Landesbank Girozentrale                               6.375%        8/31/2000                 50,000          50,769
CIBC Capital Funding, L.P.                                        6.25%       12/17/2002 (4)             25,000          25,236
Canadian Imperial Bank of Commerce (NY Branch)                    6.20%         8/1/2000                 70,525          71,230
KFW International Finance, Inc.                                  9.125%        5/15/2001                  7,995           8,799
Korea Development Bank                                           7.125%        9/17/2001                 57,820          54,268
National Australia Bank (NY)                                      9.70%       10/15/1998                 12,150          12,482
National Westminster Bancorp Inc.                                 9.45%         5/1/2001                  8,881           9,808
Noranda, Inc.                                                     8.00%         6/1/2003                 20,000          21,600
Noranda, Inc.                                                    8.625%        7/15/2002                 15,000          16,440
Placer Dome Inc.                                                  6.14%        1/29/2002                 15,000          14,755
Province of Manitoba                                              7.75%         2/1/2002                  7,310           7,797
Province of Manitoba                                              8.75%        5/15/2001                  7,000           7,603
Province of Manitoba                                              9.50%        9/15/1998                 10,000          10,229
Province of Manitoba                                             9.625%        3/15/1999                 10,000          10,420
Westpac Banking                                                  9.125%        8/15/2001                 10,000          11,004
--------------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
   (COST $373,890)                                                                                                      381,204
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE          MARKET
                                                                                MATURITY                 AMOUNT          VALUE*
                                                                COUPON              DATE                  (000)           (000)
--------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.7%)
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
      Pooled Cash Account                                        5.60%          2/2/1998             $   60,033    $     60,033
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note G                                   5.60%          2/2/1998                 23,988          23,988
--------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $84,021)                                                                                                        84,021
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.9%)
   (COST $4,850,427)                                                                                                  4,916,072
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)
--------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                    101,316
 Liabilities--Note G                                                                                                    (46,211)
                                                                                                                     -----------
                                                                                                                         55,105
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                    $4,971,177
================================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Floating Rate Notes.

(3) Securities with a value of $4,076,000 have been segregated as initial margin for open futures contracts.

(4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 1998, the aggregate value of these securities was $550,437,000, representing 11.1% of net assets.

PATS--Putable Asset Trust Securities.

--------------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         AMOUNT
                                                                                                                          (000)
--------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                                      $4,936,239
Undistributed Net Investment Income                                                                                          --
Accumulated Net Realized Losses--Note E                                                                                (29,513)
Unrealized Appreciation (Depreciation)--Note F
   Investment Securities                                                                                                 65,645
   Futures Contracts                                                                                                     (1,194)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                    $4,971,177
================================================================================================================================

Investor Shares--Net Assets applicable to 433,173,573 outstanding $.001 par value shares
     (authorized 1,700,000,000 shares)                                                                               $4,708,617
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                        $10.87
================================================================================================================================

Institutional Shares--Net Assets applicable to 24,154,476 outstanding $.001 par value shares
     (authorized 1,000,000,000 shares)                                                                                 $262,560
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INSTITUTIONAL SHARES                                                                          $10.87
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE          MARKET
                                                                                MATURITY                 AMOUNT          VALUE*
INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO                        COUPON             DATE                  (000)           (000)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (97.5%)
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond                                              10.375%       11/15/2012             $  234,850     $   316,071
U.S. Treasury Bond                                               10.75%        5/15/2003                 67,100          83,197
U.S. Treasury Bond                                              11.125%        8/15/2003                  9,000          11,406
U.S. Treasury Bond                                              11.625%       11/15/2004                 27,300          36,614
U.S. Treasury Bond                                              11.875%       11/15/2003                 20,700          27,182
U.S. Treasury Inflation-Indexed Note                             3.375%        1/15/2007                 26,096          25,533
U.S. Treasury Inflation-Indexed Note                             3.625%        7/15/2002                 13,109          13,056
U.S. Treasury Note                                               6.625%        5/15/2007                 43,000          46,274
U.S. Treasury Note                                               6.875%        5/15/2006                 30,000          32,590
U.S. Treasury Note                                                7.25%        5/15/2004                205,184         224,412
U.S. Treasury Note                                                7.25%        8/15/2004                 76,000          83,273
U.S. Treasury Note                                                7.50%        2/15/2005                218,100         242,977
U.S. Treasury Note                                               7.875%       11/15/2004                195,000         220,878
Export Funding Trust (U.S. Government Guaranteed)                 8.21%       12/29/2006 (1)             26,476          29,276
Government Export Trust (U.S. Government Guaranteed)              6.00%        3/15/2005 (1)             15,104          15,236
Guaranteed Export Certificates (U.S. Government Guaranteed)       7.46%       12/15/2005 (1)             26,783          28,339
Guaranteed Export Trust (U.S. Government Guaranteed)              7.80%        8/15/2006 (1)              8,071           8,729
Guaranteed Trade Trust (U.S. Government Guaranteed)               7.02%         9/1/2004 (1)             12,396          12,892
Guaranteed Trade Trust (U.S. Government Guaranteed)               7.39%        6/26/2006 (1)              4,349           4,591
Guaranteed Trade Trust (U.S. Government Guaranteed)               8.17%        1/15/2007 (1)              6,750           7,446
Overseas Private Investment Corp.
(U.S. Government Guaranteed)                                     5.735%        1/15/2002 (1)             15,200          15,216
Overseas Private Investment Corp.
(U.S. Government Guaranteed)                                      5.94%       6/20/2006  (1)             17,895          17,978
Overseas Private Investment Corp.
(U.S. Government Guaranteed)                                      6.08%        8/15/2004 (1)             22,050          22,286
Overseas Private Investment Corp.
(U.S. Government Guaranteed)                                     6.726%        9/15/2010 (1)             17,000          17,745
Overseas Private Investment Corp.
(U.S. Government Guaranteed)                                      6.75%       12/15/2008 (1)             12,192          12,665
--------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (Cost $1,484,750)                                                                    1,555,862
--------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.1%)
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
     Pooled Cash Account
     (COST $16,819)                                               5.60%         2/2/1998                 16,819          16,819
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.6%)(COST $1,501,569)                                                                            1,572,681
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.4%)
--------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                     33,992
Liabilities                                                                                                             (11,841)
                                                                                                                     -----------
                                                                                                                         22,151
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------------
 Applicable to 147,650,868 outstanding $.001 par value shares
   (authorized 1,250,000,000 shares)                                                                                 $1,594,832
================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                $10.80
================================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

--------------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                         AMOUNT             PER
                                                                                                           (000)          SHARE
--------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                      $1,559,568          $10.56
Undistributed Net Investment Income                                                                          --              --
Accumulated Net Realized Losses--Note E                                                                 (35,848)           (.24)
Unrealized Appreciation--Note F                                                                          71,112             .48
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                           $1,594,832          $10.80
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE           MARKET
                                                                                MATURITY                AMOUNT           VALUE*
INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO                        COUPON             DATE                 (000)            (000)
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (82.8%)
--------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (4.3%)
California Infrastructure & Economic Development
   Bank SP Trust PG&E                                             6.32%        9/25/2005 (1)         $   1,650        $   1,684
California Infrastructure & Economic Development
   Bank SP Trust PG&E                                             6.38%        9/25/2008 (1)            15,000           15,309
California Infrastructure & Economic Development
   Bank SP Trust PG&E                                             6.42%        9/25/2008 (1)             1,800            1,849
Citibank Credit Card Master Trust                                 6.70%        2/15/2004 (1)             5,000            5,127
Ford Credit Auto Loan Master Trust                                6.50%        8/15/2002 (1)             4,000            4,076
Providian Master Trust Series                                     6.25%        6/15/2007 (1)            10,000           10,169
                                                                                                                     -----------
                                                                                                                         38,214
                                                                                                                     -----------
FINANCE (45.2%)
   AUTOMOBILE (0.8%)
   Ford Motor Credit Co.                                          7.50%        1/15/2003                 1,000            1,062
   Ford Motor Credit Co.                                          7.75%       11/15/2002                 1,000            1,072
   General Motor Acceptance Corp.                                6.125%        1/22/2008                 5,000            4,925

   BANKS (17.7%)
   Banc One Corp.                                                9.875%         3/1/2009                 3,690            4,679
   Bankers Trust NY Corp.                                        7.625%        8/15/2005                 8,000            8,568
   The Bank of New York Co., Inc.                                6.625%        6/15/2003                 6,000            6,152
   BankAmerica Corp.                                              7.20%        4/15/2006                10,000           10,548
   The Chase Manhattan Corp.                                     7.125%         2/1/2007                 5,000            5,241
   The Chase Manhattan Corp.                                     8.625%         5/1/2002                 5,000            5,490
   Citicorp                                                       6.75%        8/15/2005                 5,000            5,127
   Citicorp                                                       7.00%         7/1/2007                10,000           10,440
   CoreStates Capital Corp.                                       6.75%       11/15/2006                10,000           10,285
   CoreStates Captial Corp.                                      9.625%        2/15/2001                 2,500            2,758
   First Bank N.A.                                                6.00%       10/15/2003                 4,200            4,179
   First Bank System, Inc.                                       6.875%        9/15/2007                 5,000            5,186
   First Interstate Bancorp                                     10.875%        4/15/2001                 1,000            1,145
   Mellon Bank Corp.                                              7.00%        3/15/2006                 6,000            6,267
   Mellon Bank Corp.                                             7.625%        9/15/2007                 5,000            5,464
   Meridian Bancorp, Inc.                                        6.625%        3/15/2003                 3,000            3,075
   J.P. Morgan & Co., Inc.                                        6.70%        11/1/2007                10,000           10,221
   NationsBank Corp.                                             6.375%        2/15/2008                10,000           10,040
   PNC Bank N.A.                                                 7.875%        4/15/2005                 5,000            5,449
   PNC Funding Corp.                                             9.875%         3/1/2001                 5,000            5,545
   Southern National Corp.                                        7.05%        5/23/2003                10,000           10,420
   Summit Bancorp                                                8.625%       12/10/2002                 5,775            6,382
   Summit Bank                                                    6.75%        6/15/2003                 5,510            5,655
   Wells Fargo & Co.                                             6.875%         4/1/2006                10,000           10,348

   CONSUMERS (2.9%)
   Norwest Financial, Inc.                                       6.625%        7/15/2004                 5,000            5,145
   Norwest Financial, Inc.                                        7.20%         5/1/2007                 5,000            5,340
   Norwest Financial, Inc.                                        7.50%        4/15/2005                 5,000            5,390
   Sears Roebuck & Co. Acceptance Corp.                           6.69%        4/30/2001                 5,000            5,108
   Sears Roebuck & Co. Acceptance Corp.                           6.80%        10/9/2002                 5,000            5,155

   DIVERSIFIED (2.4%)
   Associates Corp. of North America                              5.75%       10/15/2003                 5,000            4,932
   Associates Corp. of North America                              7.54%        4/14/2004                 3,000            3,217
   Associates Corp. of North America                             7.875%        9/30/2001                 2,000            2,131
   Finova Capital Corp.                                           6.75%       11/15/2004                 5,000            5,141
   General Electric Capital Corp.                                 8.70%        2/15/2003                 1,000            1,124
   Pitney Bowes, Inc. Credit Corp.                               6.625%         6/1/2002                 5,000            5,157

   INSURANCE (7.1%)
   Conseco Inc.                                                  10.50%       12/15/2004                 5,000            6,074
   Harleysville Group                                             6.75%       11/15/2003                 7,500            7,701

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE           MARKET
                                                                                MATURITY                AMOUNT           VALUE*
INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO                        COUPON             DATE                 (000)            (000)
--------------------------------------------------------------------------------------------------------------------------------
   Horace Mann Educators Corp.                                   6.625%        1/15/2006            $    6,250      $     6,355
   NAC Re Corp.                                                   7.15%       11/15/2005                 5,000            5,220
   Orion Capital Corp.                                           9.125%         9/1/2002                10,000           11,167
   RGA Reinsurance Group of America Inc.                          7.25%         4/1/2006 (2)            10,000           10,455
   Travelers Property Casualty Corp.                              6.75%        4/15/2001                 5,000            5,116
   USF&G Corp.                                                   7.125%         6/1/2005                 5,000            5,217
   USF&G Corp.                                                   8.375%        6/15/2001                 6,425            6,884

   OTHER (14.3%)
   Associated Estates Realty Corp.                                6.88%        12/9/2004                 2,000            2,024
   BRE Properties, Inc.                                           7.20%        6/15/2007                 2,000            2,073
   Bear Stearns & Co., Inc.                                       7.00%         3/1/2007                 5,000            5,166
   Bradley Operating LP                                           7.20%        1/15/2008                 4,000            4,036
   Camden Property Trust                                         7.172%        6/20/2004                 3,000            3,087
   Colonial Realty LP                                             6.96%        7/26/2004                 3,000            3,043
   Donaldson Lufkin & Jenrette, Inc.                              6.90%        10/1/2007                 5,000            5,154
   Equity Residental Properties Trust Operating LP                6.55%       11/15/2001                 5,000            5,057
   Evans Withycombe Residential, Inc.                             7.50%        4/15/2004                 3,000            3,164
   First Industrial LP                                            7.60%        5/15/2007                 3,000            3,180
   Goldman Sachs Group                                            7.20%         3/1/2007 (2)             5,000            5,247
   Goldman Sachs Group                                            7.80%        7/15/2002 (2)             5,000            5,322
   Highwoods Forsyth LP                                           7.19%        6/15/2004 (2)             5,000            5,100
   Irvine Apartment Communities Inc.                              7.00%        10/1/2007                 3,000            3,048
   JDN Realty Corp.                                               6.80%         8/1/2004                 3,500            3,530
   Kimco Realty Corp.                                             6.50%        10/1/2003                 5,000            5,063
   Merry Land & Investment Co., Inc. REIT                        6.875%        11/1/2004                 2,000            2,034
   Merry Land & Investment Co., Inc. REIT                         6.90%         8/1/2007                 5,000            5,062
   Morgan Stanley Group                                          9.375%        6/15/2001                 1,000            1,105
   New Plan Realty Trust                                          7.35%        6/15/2007                 3,000            3,172
   Oasis Residential Inc.                                         6.75%       11/15/2001                 2,500            2,541
   Post Apartment Homes LP                                        7.25%        10/1/2003                 2,000            2,083
   Realty Income Corp.                                            7.75%         5/6/2007                 3,000            3,178
   Salomon Inc.                                                   6.75%        2/15/2003                 5,000            5,119
   Salomon Smith Barney Holdings Inc.                            6.875%        6/15/2005                 5,000            5,131
   Security Capital Pacific Trust                                7.375%       10/15/2006                 3,000            3,168
   Shurgard Storage Centers, Inc.                                 7.50%        4/25/2004                 3,000            3,141
   Simon DeBartolo Group, Inc.                                   6.875%       11/15/2006                 3,000            3,000
   Simon DeBartolo PATS                                           6.75%       11/15/2003 (2)             3,000            2,994
   Storage USA                                                    7.00%        12/1/2027                 4,000            4,050
   Summit Properties Inc.                                         7.20%        8/15/2007                 5,000            5,131
   Topaz Ltd.                                                     6.92%        3/10/2007 (1)(2)         11,285           11,639
   United Dominion Realty Trust, Inc.                             7.25%        1/15/2007                 3,000            3,105
                                                                                                                     -----------
                                                                                                                        406,699
                                                                                                                     -----------
INDUSTRIAL (27.3%)
   AEROSPACE & DEFENSE (2.4%)
   Allied Signal Corp.                                            6.20%         2/1/2008                 5,500            5,504
   The Boeing Co.                                                 8.10%       11/15/2006                 2,000            2,269
   Lockheed Martin Corp.                                          7.25%        5/15/2006                 6,000            6,322
   PanAmSat Corp.                                                6.375%        1/15/2008 (2)             5,000            4,947
   Rockwell International Corp.                                  8.375%        2/15/2001                 2,361            2,535

   AUTOMOTIVE (0.6%)
   General Motors Corp.                                          8.875%        6/11/2001                 1,000            1,090
   General Motors Corp.                                           9.22%        7/18/2001                 1,000            1,103
   General Motors Corp.                                          9.625%        12/1/2000                 3,000            3,294

   CABLE (2.5%)
   Cox Communications, Inc.                                       6.50%       11/15/2002                 2,000            2,034
   Cox Communications, Inc.                                       6.69%        9/20/2004                 8,430            8,608
   TCI Communications                                             7.25%         8/1/2005                 7,000            7,228
   Time Warner Inc.                                               8.18%        8/15/2007                 4,000            4,427

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE           MARKET
                                                                                MATURITY                AMOUNT           VALUE*
                                                                 COUPON             DATE                 (000)            (000)
--------------------------------------------------------------------------------------------------------------------------------
   CHEMICALS (0.7%)
   Eastman Chemical Co.                                          6.375%        1/15/2004            $    1,500      $     1,513
   Praxair, Inc.                                                  6.70%        4/15/2001                 5,000            5,110

   CONSUMER GOODS & SERVICES (2.9%)
   American Stores Co.                                           9.125%         4/1/2002                 4,000            4,443
   Anheuser-Busch Cos., Inc.                                      6.75%         6/1/2005                 2,000            2,044
   Anheuser-Busch Cos., Inc.                                      7.10%        6/15/2007                10,000           10,436
   The Walt Disney Co.                                            6.75%        3/30/2006                 5,000            5,199
   Levi Strauss & Co.                                             6.80%        11/1/2003 (2)             4,000            4,107

   ENERGY & RELATED GOODS & SERVICES (2.1%)
   Halliburton Co.                                                6.30%         8/5/2002                10,000           10,185
   Phillips Petroleum Co.                                         9.00%         6/1/2001                 1,000            1,096
   Texaco Capital, Inc.                                           8.50%        2/15/2003                 5,000            5,572
   Western Atlas, Inc.                                           7.875%        6/15/2004                 2,000            2,195

   FOOD & LODGING (0.4%)
   IBP, Inc.                                                     6.125%         2/1/2006                 4,000            3,964

   GROCERY STORES (2.6%)
   Food Lion, Inc.                                                7.55%        4/15/2007                 7,000            7,567
   Great Atlantic & Pacific Tea Co.                               7.75%        4/15/2007                 3,000            3,175
   Kroger Co.                                                     8.15%        7/15/2006                 5,000            5,523
   Safeway Inc.                                                   6.85%        9/15/2004                 7,000            7,192

   HEALTH CARE (4.0%)
   Cardinal Health, Inc.                                          6.00%        1/15/2006                 8,845            8,697
   Cardinal Health, Inc.                                          6.50%        2/15/2004                 3,500            3,560
   Eli Lilly & Co.                                               8.375%        12/1/2006                 3,000            3,464
   MedPartners Inc.                                              7.375%        10/1/2006                 8,500            7,789
   The Upjohn Co. Employee Stock Ownership Trust                  9.79%         2/1/2004 (1)             6,695            7,648
   Warner-Lambert Co.                                             6.00%        1/15/2008                 5,000            4,969

   RETAIL (0.7%)
   Federated Department Stores, Inc.                              8.50%        6/15/2003                 5,000            5,531
   Sears, Roebuck & Co.                                           8.52%        5/13/2002                 1,000            1,098

   TECHNOLOGY & RELATED (4.7%)
   Applied Materials, Inc.                                        8.00%         9/1/2004                 2,000            2,170
   Electronic Data Systems Corp.                                  6.85%        5/15/2000 (2)             5,000            5,115
   First Data Corp.                                              6.375%       12/15/2007                12,000           12,135
   Lucent Technologies Inc.                                       7.25%        7/15/2006                10,000           10,763
   Seagate Technology, Inc.                                       7.45%         3/1/2037                10,000            9,516
   Tektronix                                                      7.50%         8/1/2003                 2,000            2,110

   TRANSPORTATION (3.7%)
   Burlington Northern Railroad Co. Equipment Trust               7.33%        6/23/2010 (1)             4,768            5,053
   Delta Airlines, Inc. Pass-Through Trust                       7.541%       10/11/2011 (1)             4,618            4,892
   Delta Airlines, Inc. Pass-Through Trust                        8.54%         1/2/2007 (1)             2,784            3,078
   Norfolk Southern Corp.                                         7.35%        5/15/2007                 5,000            5,353
   Northwest Airlines Corp. Pass-Through Trust                    8.07%         1/2/2015 (1)            11,311           12,437
   Union Pacific Railroad Co. Equipment Trust                     6.12%         2/1/2004                 2,000            2,015
                                                                                                                    -----------
                                                                                                                        246,075
                                                                                                                    -----------
UTILITIES (6.0%)
Baltimore Gas & Electric Co.                                      6.25%        12/8/2005                 5,000            5,052
Baltimore Gas & Electric Co.                                      6.70%        12/1/2006                 9,000            9,351
Chesapeake & Potomac Telephone Co. (MD)                           6.00%         5/1/2003                 4,604            4,638
Kansas City Power & Light Co.                                     6.50%       11/14/2001                 5,000            5,107
MCI Communications Corp.                                          7.50%        8/20/2004                 1,500            1,590
Nipsco Capital Markets                                            7.39%         4/1/2004                 6,000            6,403

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE           MARKET
                                                                                MATURITY                AMOUNT           VALUE*
INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO                        COUPON             DATE                 (000)            (000)
--------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Power & Light Co.                                   6.875%         3/1/2004            $    5,000      $     5,205
Progress Capital Holdings                                         7.45%         9/1/2003 (2)            10,000           10,671
Southwestern Bell Telephone                                       5.77%       10/14/2003                 6,000            5,973
                                                                                                                     -----------
                                                                                                                         53,990
                                                                                                                     -----------
-----------------------------------------------------------------------------------------------  -------------------------------
TOTAL CORPORATE BONDS
   (COST $722,372)                                                                                                      744,978
-----------------------------------------------------------------------------------------------  -------------------------------
U.S. GOVERNMENT SECURITIES (1.1%)
-----------------------------------------------------------------------------------------------  -------------------------------
U.S. Treasury Note                                               6.125%        8/15/2007                 7,100            7,415
U.S. Treasury Note                                                6.25%        8/31/2002                 2,500            2,582
-----------------------------------------------------------------------------------------------  -------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
   (COST $9,798)                                                                                                          9,997
-----------------------------------------------------------------------------------------------  -------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(13.8%)
-----------------------------------------------------------------------------------------------  -------------------------------
ABN AMRO Bank NV (Chicago Branch)                                 7.55%        6/28/2006                10,000           10,791
Aegon NV                                                          8.00%        8/15/2006                 4,150            4,592
Australia & New Zealand Banking Group                             7.55%        9/15/2006                14,500           15,348
Bayer Corp.                                                       6.50%        10/1/2002 (2)             6,000            6,154
Bayerische Landesbank-NY                                         6.375%       10/15/2005                 5,000            5,082
Embotelladora Andina SA                                           7.00%        10/1/2007                 4,000            3,832
Enersis SA                                                        6.90%        12/1/2006                 5,000            4,849
Korea Development Bank                                           7.125%        9/17/2001                 9,830            9,226
Province of Manitoba                                              7.75%         2/1/2002                 4,000            4,267
Province of Manitoba                                              8.75%        5/15/2001                 3,000            3,258
National Westminster Bancorp Inc.                                 9.45%         5/1/2001                 7,000            7,730
Province of Ontario                                               6.00%        2/21/2006                 5,000            4,987
Province of Ontario                                               8.00%       10/17/2001                10,000           10,738
PacifiCorp Australia LLC                                          6.15%        1/15/2008 (2)(3)          5,000            4,991
Petrozuata Finance Inc. Series A                                  7.63%         4/1/2009 (1)(2)          7,000            7,330
Placer Dome, Inc.                                                7.125%        5/15/2003                 5,000            5,080
Santander Financial Issuances Ltd.                                7.00%         4/1/2006                 5,000            5,140
Swiss Bank Corp.                                                  6.75%        7/15/2005                 5,000            5,141
Union Bank of Switzerland (NY Branch)                             7.25%        7/15/2006                 5,000            5,300
--------------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
   (COST $120,748)                                                                                                      123,836
--------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.7%)
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                            5.60%         2/2/1998                 3,442            3,442
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note G                                    5.60%         2/2/1998                11,550           11,550
--------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $14,992)                                                                                                        14,992
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.4%)
   (COST $867,910)                                                                                                      893,803
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         MARKET
                                                                                                                         VALUE*
                                                                                                                          (000)
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.6%)
--------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                  $  44,627
Liabilities--Note G                                                                                                     (39,542)
                                                                                                                     -----------
                                                                                                                          5,085
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------------
Applicable to 89,625,168 outstanding $.001 par value shares
   (authorized 1,250,000,000 shares)                                                                                   $898,888
================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                $10.03
================================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 1998, the aggregrate value of these securities was $84,072,000, representing 9.4% of net assets.

(3) Scheduled principal and interest payments are guaranteed by Ambac Assurance Corp.

PATS--Putable Asset Trust Securities.

REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                         AMOUNT             PER
                                                                                                          (000)           SHARE
--------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                       $872,913         $   9.74
Undistributed Net Investment Income                                                                         --               --
Accumulated Net Realized Gains                                                                              82              .00
Unrealized Appreciation--Note F                                                                         25,893              .29
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                            $898,888           $10.03
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE          MARKET
                                                                                MATURITY                 AMOUNT          VALUE*
LONG-TERM U.S. TREASURY PORTFOLIO                                COUPON             DATE                  (000)           (000)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (93.1%)
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond                                                6.00%        2/15/2026            $     6,350  $        6,456
U.S. Treasury Bond                                               6.375%        8/15/2027                 27,900          29,959
U.S. Treasury Bond                                               6.625%        2/15/2027                 61,750          68,244
U.S. Treasury Bond                                                6.75%        8/15/2026                 15,050          16,865
U.S. Treasury Bond                                               7.125%        2/15/2023                 34,600          40,134
U.S. Treasury Bond                                               7.875%        2/15/2021                170,352         212,473
U.S. Treasury Bond                                               8.125%        8/15/2019                102,015         129,664
U.S. Treasury Bond                                               8.875%        8/15/2017                141,050         190,061
U.S. Treasury Bond                                               8.875%        2/15/2019                124,010         168,515
U.S. Treasury Bond                                               9.875%       11/15/2015                 36,200          52,293
U.S. Treasury Bond                                              10.375%       11/15/2012                 47,950          64,533
U.S. Treasury Inflation-Indexed Note                             3.375%        1/15/2007                  8,868           8,677
--------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
   (COST $865,195)                                                                                                      987,874
--------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.8%)
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                            5.60%         2/2/1998                 45,968          45,968
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note G                                    5.60%         2/2/1998                 15,598          15,598
--------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $61,566)                                                                                                        61,566
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.9%)
  (COST $926,761)                                                                                                     1,049,440
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)
--------------------------------------------------------------------------------------------------------------------------------
   Other Assets--Note C                                                                                                  35,078
   Liabilities--Note G                                                                                                  (23,096)
                                                                                                                     -----------
                                                                                                                         11,982
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------------
Applicable to 98,370,350 outstanding $.001 par value shares
   (authorized 1,300,000,000 shares)                                                                                 $1,061,422
================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                $10.79
================================================================================================================================

*See Note A in Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                         AMOUNT             PER
                                                                                                          (000)           SHARE
--------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                   $    946,946         $   9.62
Undistributed Net Investment Income                                                                         --               --
Accumulated Net Realized Losses--Note E                                                                 (8,203)            (.08)
Unrealized Appreciation--Note F                                                                        122,679             1.25
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                          $1,061,422           $10.79
================================================================================================================================

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
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE          MARKET
                                                                                MATURITY                 AMOUNT          VALUE*
LONG-TERM CORPORATE PORTFOLIO                                    COUPON             DATE                  (000)           (000)
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (83.7%)
--------------------------------------------------------------------------------------------------------------------------------
FINANCE (22.1%)
Allstate Corp.                                                    7.50%        6/15/2013            $   10,000      $    10,762
Ambac, Inc.                                                       7.50%         5/1/2023                20,000           21,811
American Re Corp.                                                 7.45%       12/15/2026                10,000           10,847
Banc One Corp.                                                    7.75%        7/15/2025                30,000           32,937
Banc One Corp.                                                    8.00%        4/29/2027                15,000           17,003
BankBoston Corp.                                                 6.625%        12/1/2005                30,000           30,553
CIGNA Corp.                                                      7.875%        5/15/2027                25,000           27,151
Citicorp                                                         7.125%         9/1/2005                15,000           15,716
Citicorp                                                         7.625%         5/1/2005                10,000           10,747
Comerica Bank                                                    8.375%        7/15/2024                20,000           22,978
Fifth Third Bancorp                                               6.75%        7/15/2005                20,000           20,622
First Chicago Corp.                                              6.375%        1/30/2009                15,000           14,889
First Union Corp.                                                 6.00%       10/30/2008                10,000            9,729
First Union Corp.                                                 7.50%        4/15/2035                11,000           12,767
Fleet Financial Group, Inc.                                      6.875%        1/15/2028                25,000           24,495
General Electric Capital Corp.                                   8.125%        5/15/2012                42,000           49,186
General Electric Capital Services                                 7.50%        8/21/2035                10,960           12,413
General Electric Global Insurance Holdings Corp.                  7.00%        2/15/2026                50,000           52,228
General Re Corp.                                                  9.00%        9/12/2009                15,000           18,409
John Hancock                                                     7.375%        2/15/2024 (2)            35,000           36,703
Liberty Mutual Insurance Co.                                      8.50%        5/15/2025 (2)            15,000           17,549
Lumbermens Mutual Casualty                                        9.15%         7/1/2026 (2)            35,000           41,033
MBIA Inc.                                                         7.00%       12/15/2025                 7,550            7,836
Massachusetts Mutual Life Insurance Co.                          7.625%       11/15/2023 (2)            14,500           15,830
Metropolitan Life Insurance Co.                                   7.80%        11/1/2025 (2)            25,000           27,050
National City Bank Pennsylvania                                   7.25%       10/21/2011                14,000           14,850
National City Corp.                                               7.20%        5/15/2005                10,000           10,523
NationsBank Corp.                                                 7.25%       10/15/2025                20,000           21,069
NationsBank Corp.                                                 7.75%        8/15/2004                15,000           16,284
NationsBank Corp.                                                 7.75%        8/15/2015                10,000           11,054
NationsBank Corp.                                                 8.50%        1/15/2007                15,000           17,208
Republic New York Corp.                                           9.70%         2/1/2009                15,000           18,905
SunTrust Banks, Inc.                                              6.00%        2/15/2026                20,000           19,736
Transamerica Corp.                                               9.375%         3/1/2008                10,000           12,125
Travelers Property Casualty Corp.                                 7.75%        4/15/2026                25,000           27,631
Travelers Group Inc.                                             6.625%        1/15/2028                25,000           24,141
U S WEST Capital Funding, Inc.                                    7.30%        1/15/2007                25,000           26,305
Wachovia Corp.                                                   6.605%        10/1/2025                30,000           31,375
Wachovia Corp.                                                    6.80%         6/1/2005                10,000           10,365
                                                                                                                     -----------
                                                                                                                        822,815
                                                                                                                     -----------
INDUSTRIAL (47.3%)
   AEROSPACE & DEFENSE (3.1%)
   Lockheed Martin Corp.                                          7.65%         5/1/2016                35,000           38,092
   Northrop Grumman Corp.                                        9.375%       10/15/2024                20,000           23,958
   Raytheon Co.                                                   7.20%        8/15/2027                25,000           26,144
   Raytheon Co.                                                  7.375%        7/15/2025                25,000           25,431

   AUTOMOTIVE (4.9%)
   Chrysler Corp.                                                 7.45%         3/1/2027                25,000           26,789
   Eaton Corp.                                                    6.50%         6/1/2025                10,000           10,457
   Eaton Corp.                                                   7.625%         4/1/2024                15,000           16,806
   Ford Motor Co.                                                8.875%        1/15/2022                40,000           49,536
   General Motors Corp.                                           7.40%         9/1/2025                30,000           32,041
   General Motors Corp.                                           7.70%        4/15/2016                10,000           10,966
   General Motors Corp.                                           9.40%        7/15/2021                20,000           26,031
   Johnson Controls, Inc.                                         8.20%        6/15/2024                10,000           10,995

   BASIC INDUSTRIES (3.7%)
   Fluor Corp.                                                    6.95%         3/1/2007                20,000           21,070
   Hubbell Inc.                                                  6.625%        10/1/2005                10,000           10,353

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
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE          MARKET
                                                                                MATURITY                 AMOUNT          VALUE*
LONG-TERM CORPORATE PORTFOLIO                                    COUPON             DATE                  (000)           (000)
--------------------------------------------------------------------------------------------------------------------------------
   Morton International, Inc.                                     9.25%         6/1/2020            $   10,000       $   13,147
   PPG Industries, Inc.                                          6.875%        2/15/2012                10,200           10,770
   PPG Industries, Inc.                                           9.00%         5/1/2021                 9,750           12,403
   Parker-Hannifin Corp.                                          7.30%        5/15/2011                20,000           21,647
   Worthington Industries Inc.                                    6.70%        12/1/2009                20,500           21,123
   Worthington Industries Inc.                                   7.125%        5/15/2006                24,525           26,137

   CHEMICALS (5.9%)
   Air Products & Chemicals, Inc.                                7.375%         5/1/2005                15,000           16,121
   Air Products & Chemicals, Inc.                                 8.75%        4/15/2021                12,550           15,647
   E.I. du Pont de Nemours & Co.                                  6.50%        1/15/2028                25,000           24,523
   E.I. du Pont de Nemours & Co.                                  6.75%         9/1/2007                25,000           26,090
   Eastman Chemical Co.                                           7.25%        1/15/2024                20,000           20,846
   Eastman Chemical Co.                                           7.60%         2/1/2027                20,000           21,673
   Monsanto Co.                                                   6.75%       12/15/2027                25,000           25,344
   Monsanto Co.                                                   8.20%        4/15/2025                20,000           22,376
   Monsanto Co.                                                  8.875%       12/15/2009                20,000           24,655
   Rohm & Haas Co.                                                9.80%        4/15/2020 (1)             5,000            6,458
   Witco Corp.                                                   6.875%         2/1/2026                15,000           15,145

   CONSUMER GOODS & SERVICES (4.5%)
   The Walt Disney Co.                                            6.75%        3/30/2006                25,000           25,994
   Johnson & Johnson                                              8.72%        11/1/2024                30,000           35,200
   Procter & Gamble Co.                                           6.45%        1/15/2026                25,000           25,170
   Procter & Gamble Co.                                           8.50%        8/10/2009                10,000           11,992
   Procter & Gamble Co. ESOP                                      9.36%         1/1/2021                35,000           45,826
   Whirlpool Corp.                                                9.10%         2/1/2008                20,000           23,827

   ENERGY & RELATED GOODS & SERVICES (3.3%)
   Exxon Capital Corp.                                            6.00%         7/1/2005                10,000           10,017
   Mobil Corp.                                                   8.625%        8/15/2021                22,000           27,961
   Texaco Capital, Inc.                                          8.625%       11/15/2031                13,000           16,505
   Texaco Capital, Inc.                                           9.75%        3/15/2020                17,000           23,414
   Ultramar Diamond Shamrock                                      7.20%       10/15/2017                25,000           25,390
   United Technologies Corp.                                     8.875%       11/15/2019                15,000           18,937

   FOOD & LODGING (2.0%)
   CPC International, Inc.                                        6.15%        1/15/2006                20,000           19,974
   CPC International, Inc.                                        7.25%       12/15/2026                30,000           32,428
   McDonald's Corp.                                               7.05%       11/15/2025                23,275           23,440

   HEALTH CARE (3.8%)
   Baxter International, Inc.                                     7.65%         2/1/2027                25,000           27,856
   Bristol-Myers Squibb Co.                                       6.80%       11/15/2026                30,000           31,455
   Eli Lilly & Co.                                               7.125%         6/1/2025                50,000           53,782
   Merck & Co.                                                    6.30%         1/1/2026                30,000           30,405

   MEDIA & ENTERTAINMENT (2.9%)
   New York Times Co.                                             8.25%        3/15/2025                30,000           34,134
   News America Holdings Inc.                                     8.00%       10/17/2016                30,000           32,288
   E.W. Scripps Co.                                              6.625%       10/15/2007                20,000           20,669
   Tribune Co.                                                   6.875%        11/1/2006                20,000           20,761

   METAL (0.8%)
   Aluminum Co. of America                                        6.75%        1/15/2028                15,000           15,096
   Phelps Dodge Corp.                                            7.125%        11/1/2027                12,500           12,955

   PAPER (5.0%)
   Champion International Corp.                                   7.35%        11/1/2025                21,000           21,335
   Georgia-Pacific Corp.                                         8.625%        4/30/2025                10,000           11,024
   International Paper Co.                                       6.875%        11/1/2023                10,000           10,105
   International Paper Co.                                       8.125%        6/15/2024                30,000           32,513

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
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE           MARKET
                                                                                MATURITY                AMOUNT           VALUE*
LONG-TERM CORPORATE PORTFOLIO                                    COUPON             DATE                 (000)            (000)
--------------------------------------------------------------------------------------------------------------------------------
   Mead Corp.                                                     7.35%         3/1/2017            $   10,350    $      11,164
   Tenneco Inc.                                                  7.625%        6/15/2017                20,000           21,696
   Tenneco Inc.                                                  7.875%        4/15/2027                20,000           22,413
   Westvaco Corp.                                                 9.75%        6/15/2020                15,000           20,160
   Weyerhaeuser Co.                                               8.50%        1/15/2025                30,000           35,849

   RETAIL (0.4%)
   J.C. Penney Co., Inc.                                          7.95%         4/1/2017                15,000           16,578

   TECHNOLOGY & RELATED (2.9%)
   International Business Machines Corp.                          7.00%       10/30/2025                50,000           52,411
   Motorola, Inc.                                                 7.50%        5/15/2025                50,000           55,466

   TRANSPORTATION (4.1%)
   Burlington Northern Santa Fe Corp.                            6.375%       12/15/2005                12,500           12,502
   Burlington Northern Santa Fe Corp.                            6.875%        12/1/2027                25,000           24,991
   CSX Corp.                                                      7.95%         5/1/2027                35,000           39,317
   Norfolk Southern Corp.                                         7.80%        5/15/2027                35,000           39,187
   Union Pacific Corp.                                            7.00%         2/1/2016                20,000           19,925
   Union Tank Car Co.                                            7.125%         2/1/2007                15,000           15,924
                                                                                                                     -----------
                                                                                                                      1,760,810
                                                                                                                     -----------
UTILITIES (14.3%)
BellSouth Telecommunications                                      7.00%        10/1/2025                10,000           10,521
BellSouth Telecommunications                                      7.50%        6/15/2033                35,000           36,579
Cincinnati Gas & Electric Co.                                     6.90%         6/1/2025                16,000           16,918
Coastal Corp.                                                     7.75%       10/15/2035                20,000           21,509
Coastal Corp.                                                    9.625%        5/15/2012                15,000           18,958
El Paso Natural Gas Co.                                           7.50%       11/15/2026                25,000           26,384
Enron Corp.                                                      6.875%       10/15/2007                10,000           10,287
GTE California Inc.                                               6.70%         9/1/2009                25,000           25,564
GTE Southwest, Inc.                                               6.00%        1/15/2006                10,000            9,862
Illinois Bell Telephone Co.                                      6.625%         2/1/2025                10,700           10,320
Indiana Bell Telephone Co., Inc.                                  7.30%        8/15/2026                23,000           25,223
Michigan Bell Telephone Co.                                       7.85%        1/15/2022                20,000           22,994
New Jersey Bell Telephone Co.                                     8.00%         6/1/2022                25,000           29,558
New York Telephone Co.                                            7.25%        2/15/2024                15,000           15,360
Northern States Power Co.                                        7.125%         7/1/2025                25,000           26,661
Oklahoma Gas & Electric Co.                                       7.30%       10/15/2025                15,000           15,836
Pacific Bell                                                     7.125%        3/15/2026                15,000           16,005
PacifiCorp                                                       6.625%         6/1/2007 MTN            10,000           10,247
PacifiCorp                                                        6.71%        1/15/2026 MTN            10,000            9,866
Southern California Gas Co.                                       7.50%        6/15/2023                20,000           20,581
Southwestern Bell Telephone Co.                                   7.20%       10/15/2026                32,500           33,430
Southwestern Bell Telephone Co.                                   7.25%        7/15/2025                 7,500            7,683
Tennessee Gas Pipeline Co.                                        7.50%         4/1/2017                25,000           26,586
U S WEST Communications Group                                    6.875%        9/15/2033                50,000           48,878
Virginia Electric & Power Co.                                     8.25%         3/1/2025                20,000           21,981
Virginia Electric & Power Co.                                    8.625%        10/1/2024                11,000           12,420
                                                                                                                    -----------
                                                                                                                        530,211
                                                                                                                    -----------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $2,863,890)                                                                                                  3,113,836
--------------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(8.0%)
--------------------------------------------------------------------------------------------------------------------------------
Province of British Columbia                                      6.50%        1/15/2026                35,000           35,694
Husky Oil Ltd.                                                    7.55%       11/15/2016                20,000           20,655
Inter-American Development Bank                                  6.125%         3/8/2006                25,000           25,499
Province of Manitoba                                             8.875%        9/15/2021                24,042           31,069
Province of Ontario                                               6.00%        2/21/2006                25,000           24,934
Petro-Canada                                                     7.875%        6/15/2026                 7,760            8,698
Province of Quebec                                                7.50%        7/15/2023                50,000           54,546
Saga Petroleum ASA                                                7.25%        9/23/2027                25,000           25,066
Province of Saskatchewan                                          8.50%        7/15/2022                19,000           23,493

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
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE           MARKET
                                                                                MATURITY                AMOUNT           VALUE*
LONG-TERM CORPORATE PORTFOLIO                                    COUPON             DATE                 (000)            (000)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                    C>
Talisman Energy, Inc.                                            7.125%         6/1/2007            $   20,000   $       20,833
Talisman Energy, Inc.                                             7.25%       10/15/2027                25,000           25,312
--------------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
   (COST $281,878)                                                                                                      295,799
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (5.3%)
--------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. (Pooled Mortgage Notes)          15.50%        10/1/2012                     8               10
U.S. Treasury Bond                                                7.25%        5/15/2016                10,000           11,571
U.S. Treasury Note                                                6.25%        8/31/2002               100,000          103,294
U.S. Treasury Note                                               6.875%        5/15/2006                75,000           81,476
--------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $192,680)                                                                                                      196,351
--------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.5%)
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                            5.60%         2/2/1998               152,200          152,200
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note G                                    5.60%         2/2/1998                54,250           54,250
--------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $206,450)                                                                                                      206,450
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.5%)
   (COST $3,544,898)                                                                                                  3,812,436
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.5%)
--------------------------------------------------------------------------------------------------------------------------------
   Other Assets--Note C                                                                                                  76,566
   Liabilities--Note G                                                                                                 (168,724)
                                                                                                                    -----------
                                                                                                                        (92,158)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------------
Applicable to 399,047,420 outstanding $.001 par value shares
   (authorized 1,700,000,000 shares)                                                                                 $3,720,278
================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                 $9.32
================================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 1998, the aggregate value of these securities was $138,165,000, representing 3.7% of net assets.

MTN--Medium-Term Note.

--------------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        AMOUNT              PER
                                                                                                         (000)            SHARE
--------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                     $3,419,129            $8.57
Undistributed Net Investment Income                                                                         --               --
Accumulated Net Realized Gains                                                                          33,611              .08
Unrealized Appreciation--Note F                                                                        267,538              .67
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                          $3,720,278            $9.32
================================================================================================================================





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
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE           MARKET
                                                                                MATURITY                AMOUNT           VALUE*
HIGH YIELD CORPORATE PORTFOLIO                                   COUPON             DATE                 (000)            (000)
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (91.7%)
--------------------------------------------------------------------------------------------------------------------------------
FINANCE (3.6%)
Amresco, Inc.                                                    10.00%        3/15/2004            $   15,000      $    15,600
Bank United Corp.                                                8.875%         5/1/2007                33,000           36,048
Chevy Chase Bank, F.S.B.                                          9.25%        12/1/2008                15,000           15,675
Coast Savings Financial, Inc.                                    10.00%         3/1/2000                 4,600            4,853
FirstFed Financial Corp.                                         11.75%        10/1/2004                 5,000            5,400
Imperial Credit Industries, Inc.                                 9.875%        1/15/2007                20,000           19,500
Navistar Financial Corp.                                          9.00%         6/1/2002                15,000           15,788
Olympic Financial Ltd.                                           11.50%        3/15/2007                22,160           22,271
Riggs National Corp.                                              8.50%         2/1/2006                 5,000            5,290
Western Financial Savings Bank                                    8.50%         7/1/2003                17,000           16,575
Western Financial Savings Bank                                   8.875%         8/1/2007                15,000           14,625
                                                                                                                     -----------
                                                                                                                        171,625
                                                                                                                     -----------
INDUSTRIAL (82.3%)
   AEROSPACE & DEFENSE (2.5%)
   Argo-Tech Corp.                                               8.625%        10/1/2007                21,000           21,525
   K & F Industries, Inc.                                         9.25%       10/15/2007 (1)            27,750           29,068
   L-3 Communications Corp.                                     10.375%         5/1/2007                20,000           22,100
   Newport News Shipbuilding Inc.                                8.625%        12/1/2006                25,000           26,563
   Newport News Shipbuilding Inc.                                 9.25%        12/1/2006                20,000           21,400

   AUTOMOTIVE (5.6%)
   Accuride Corp.                                                 9.25%         2/1/2008 (1)            13,240           13,240
   Collins & Aikman Products Co.                                 11.50%        4/15/2006                40,000           45,200
   Delco Remy International Inc.                                 8.625%       12/15/2007                 3,825            3,921
   Delco Remy International Inc.                                10.625%         8/1/2006 (1)            10,000           10,950
   Exide Corp.                                                   10.00%        4/15/2005                28,000           30,030
   Federal-Mogul Corp.                                            8.80%        4/15/2007                18,750           19,872
   Hayes Wheels International, Inc.                              9.125%        7/15/2007                30,000           31,463
   Hayes Wheels International, Inc.                              11.00%        7/15/2006                25,000           28,250
   Johnstown America Industries, Inc.                            11.75%        8/15/2005                27,000           29,835
   Key Plastics, Inc.                                            10.25%        3/15/2007                11,540           12,406
   LDM Technologies Inc.                                         10.75%        1/15/2007                 5,805            6,415
   Lear Corp.                                                     9.50%        7/15/2006                20,000           22,175
   Walbro Corp.                                                  9.875%        7/15/2005                10,000           10,200

   BASIC INDUSTRIES (5.3%)
   Anchor Glass Container Corp.                                  11.25%         4/1/2005 (1)             8,000            8,880
   Cabot Safety Corp.                                            12.50%        7/15/2005                10,000           11,250
   Cincinnati Milacron, Inc.                                     8.375%        3/15/2004                11,500           12,180
   Clark-Schwebel Inc.                                           10.50%        4/15/2006                 9,295           10,224
   Consumers International                                       10.25%         4/1/2005 (1)            17,000           18,870
   Day International Group Inc.                                 11.125%         6/1/2005                 5,000            5,650
   EnviroSource, Inc.                                             9.75%        6/15/2003                15,000           15,300
   Goss Graphic Systems, Inc.                                    12.00%       10/15/2006                10,000           11,425
   Great Lakes Carbon Corp.                                      10.00%         1/1/2006                 6,000            6,540
   International Wire Group, Inc.                                11.75%         6/1/2005                15,000           16,650
   Mastec Inc.                                                    7.75%         2/1/2008 (1)             7,545            7,535
   Navistar International Corp.                                   8.00%         2/1/2008 (1)            23,100           23,053
   Neenah Corp.                                                 11.125%         5/1/2007                22,100           24,531
   Park-Ohio Industries                                           9.25%        12/1/2007 (1)            22,500           23,513
   Roller Bearing Co. of America Inc.                            9.625%        6/15/2007                21,465           22,125
   Scotsman Group Inc.                                           8.625%       12/15/2007                 8,260            8,312
   Synthetic Industries, Inc.                                     9.25%        2/15/2007                15,000           15,975
   UCAR Global Enterprises, Inc.                                 12.00%        1/15/2005                 8,000            8,970

   BUILDING MATERIALS (3.2%)
   American Standard Cos. Inc.                                   7.375%         2/1/2008                50,000           49,875
   Amtrol Inc.                                                  10.625%       12/31/2006                 7,885            8,240
   Falcon Building Products, Inc.                                 9.50%        6/15/2007                21,750           22,620

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
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE           MARKET
                                                                                MATURITY                AMOUNT           VALUE*
HIGH YIELD CORPORATE PORTFOLIO                                   COUPON             DATE                 (000)            (000)
--------------------------------------------------------------------------------------------------------------------------------
   Johns Manville International Group                           10.875%       12/15/2004            $   35,000       $   38,981
   Nortek, Inc.                                                   9.25%        3/15/2007                17,500           18,156
   Triangle Pacific Corp.                                        10.50%         8/1/2003                13,000           13,715

   CABLE (9.1%)
   Cablevision Systems Corp.                                     7.875%       12/15/2007                30,000           30,975
   Cablevision Systems Corp.                                     8.125%        8/15/2009                25,000           26,125
   Cablevision Systems Corp.                                      9.25%        11/1/2005                30,000           32,250
   Cablevision Systems Corp.                                     9.875%        5/15/2006                 3,000            3,307
   Cablevision Systems Corp.                                     9.875%        2/15/2013                15,000           16,706
   Comcast Corp.                                                 9.125%       10/15/2006                25,000           26,812
   Comcast Corp.                                                 9.375%        5/15/2005                24,000           25,800
   Comcast Corp.                                                  9.50%        1/15/2008                20,000           21,300
   Comcast Corp.                                                10.625%        7/15/2012                30,000           38,100
   Lenfest Communications, Inc.                                  8.375%        11/1/2005                70,000           72,800
   Rifkin Acquisition Partners LLLP                             11.125%        1/15/2006                15,000           16,594
   Rogers Cablesystems Ltd.                                      9.625%         8/1/2002                12,000           12,915
   TCI Communications, Inc.                                      6.875%        2/15/2006                50,000           50,503
   Tele-Communications, Inc.                                      8.75%        2/15/2023                21,000           22,916
   Tele-Communications, Inc.                                      9.25%        1/15/2023                30,000           33,997

   CHEMICALS (5.4%)
   Acetex Corp.                                                   9.75%        10/1/2003                20,000           20,700
   Borden Chemicals & Plastics Operating LP                       9.50%         5/1/2005                10,290           10,856
   Buckeye Cellulose Corp.                                        8.50%       12/15/2005                15,000           15,450
   Freedom Chemical Co.                                         10.625%       10/15/2006                18,000           21,060
   General Chemical Corp.                                         9.25%        8/15/2003                 5,000            5,212
   Huntsman Corp.                                                 9.50%         7/1/2007 (1)            16,590           17,420
   Huntsman Polymers Corp.                                       11.75%        12/1/2004                17,500           19,513
   LaRoche Industries Inc.                                        9.50%        9/15/2007 (1)            15,000           14,775
   Lilly Industries, Inc.                                         7.75%        12/1/2007                15,000           15,339
   PCI Chemicals Canada Inc.                                      9.25%       10/15/2007 (1)            22,500           22,781
   Pioneer Americas Acquisition Corp.                             9.25%        6/15/2007                20,000           20,450
   Sifto Canada Inc.                                              8.50%        7/15/2000                10,000           10,425
   Sovereign Specialty Chemicals Inc.                             9.50%         8/1/2007 (1)            18,000           18,900
   Sterling Chemicals, Inc.                                      11.25%         4/1/2007                10,000           10,150
   Sterling Chemicals, Inc.                                      11.75%        8/15/2006                12,900           13,287
   Texas Petrochemicals Corp.                                   11.125%         7/1/2006                17,500           19,425

   CONSUMER GOODS & SERVICES (2.4%)
   Muzak LP/Muzak Capital Corp.                                  10.00%        10/1/2003                10,000           10,350
   Playtex Family Products Corp.                                  9.00%       12/15/2003                24,100           24,944
   Playtex Products, Inc.                                        8.875%        7/15/2004                10,000           10,375
   Rayovac Corp.                                                 10.25%        11/1/2006                 6,503            7,153
   Revlon Consumer Products Corp.                                8.625%         2/1/2008 (1)            40,000           40,150
   Safelite Glass Corp.                                          9.875%       12/15/2006 (1)            10,000           10,550
   Sealy Mattress Co.                                            9.875%       12/15/2007 (1)             7,995            8,435

   CONTAINERS (2.6%)
   BWAY Corp.                                                    10.25%        4/15/2007 (1)            12,000           13,320
   Owens-Illinois, Inc.                                           7.85%        5/15/2004                15,000           15,932
   Owens-Illinois, Inc.                                           8.10%        5/15/2007                35,000           37,962
   Silgan Corp.                                                   9.00%         6/1/2009                41,000           42,435
   Sweetheart Cup Co., Inc.                                      9.625%         9/1/2000                 5,000            5,000
   Sweetheart Cup Co., Inc.                                      10.50%         9/1/2003                11,000           10,725

   ENERGY & RELATED GOODS & SERVICES (6.3%)
   AmeriGas Partners LP                                         10.125%        4/15/2007                10,000           10,775
   Clark USA Inc.                                                8.375%       11/15/2007 (1)            15,000           15,337
   Cross Timbers Oil Co.                                          8.75%        11/1/2009                25,000           25,500
   Cross Timbers Oil Co.                                          9.25%         4/1/2007                17,000           17,892
   Energy Corp. of America                                        9.50%        5/15/2007                30,000           30,150
   Falcon Drilling Co., Inc.                                     8.875%        3/15/2003                11,000           11,715

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE           MARKET
                                                                                MATURITY                AMOUNT           VALUE*
                                                                 COUPON             DATE                 (000)            (000)
--------------------------------------------------------------------------------------------------------------------------------
   Flores & Rucks, Inc.                                           9.75%        10/1/2006            $   16,000       $   17,520
   J. Ray McDermott, SA                                          9.375%        7/15/2006                25,000           26,813
   Newfield Exploration Co.                                       7.45%       10/15/2007                15,000           15,141
   Newpark Resources Inc.                                        8.625%       12/15/2007 (1)            15,000           15,375
   Ocean Energy, Inc.                                            8.875%        7/15/2007                10,000           10,525
   Oryx Energy Co.                                                8.00%       10/15/2003                10,000           10,662
   Oryx Energy Co.                                               8.125%       10/15/2005                15,000           16,201
   Plains Resources, Inc.                                        10.25%        3/15/2006                19,000           20,473
   Pride Petroleum Services, Inc.                                9.375%         5/1/2007                32,000           34,800
   Santa Fe Energy Resources, Inc.                               11.00%        5/15/2004                10,000           10,775
   Seagull Energy Corp.                                          8.625%         8/1/2005                10,000           10,392

   FOOD & LODGING (1.1%)
   ARA Group, Inc.                                                8.50%         6/1/2003                10,000           10,400
   B & G Foods Inc.                                              9.625%         8/1/2007 (1)            15,000           15,300
   CapStar Hotel Co.                                              8.75%        8/15/2007                20,000           20,800
   John Q. Hammons Hotels LP                                     8.875%        2/15/2004                 5,000            5,162

   HEALTH CARE (7.0%)
   Beverly Enterprises Inc.                                       9.00%        2/15/2006                18,000           18,990
   Graham-Field Health Products, Inc.                             9.75%        8/15/2007 (1)             5,075            5,354
   Integrated Health Services, Inc.                               9.50%        9/15/2007                30,000           31,800
   Kinetic Concepts Inc.                                         9.625%        11/1/2007 (1)            30,000           31,200
   Leiner Health Products Inc.                                   9.625%         7/1/2007                12,750           13,677
   Owens & Minor, Inc.                                          10.875%         6/1/2006                15,000           16,800
   Packard Bioscience Co.                                        9.375%         3/1/2007                20,000           19,400
   Quorum Health Group, Inc.                                      8.75%        11/1/2005                 6,000            6,360
   Tenet Healthcare Corp.                                        8.625%        1/15/2007                45,000           47,250
   Tenet Healthcare Corp.                                       10.125%         3/1/2005                84,000           92,610
   Vencor Inc.                                                   8.625%        7/15/2007                50,000           51,563

   HOME BUILDING & REAL ESTATE (1.6%)
   Continental Homes Holding Corp.                               10.00%        4/15/2006                10,000           10,900
   Kaufman & Broad Home Corp.                                     7.75%       10/15/2004                24,390           24,481
   Standard Pacific Corp.                                         8.50%        6/15/2007                15,000           15,450
   Toll Corp.                                                     7.75%        9/15/2007                15,000           15,225
   Del Webb Corp.                                                 9.00%        2/15/2006                10,000           10,350

   MEDIA & ENTERTAINMENT (6.7%)
   American Radio Systems Corp.                                   9.00%         2/1/2006                10,000           10,650
   Big Flower Holdings Inc.                                      8.875%         7/1/2007 (1)            15,000           15,637
   Chancellor Media Corp.                                        8.125%       12/15/2007 (1)            20,000           20,225
   Chancellor Media Corp                                         9.375%        10/1/2004                17,000           17,977
   Fox/Liberty Networks LLC                                      8.875%        8/15/2007                60,000           61,350
   JCAC, Inc.                                                   10.125%        6/15/2006                10,000           11,050
   Jacor Communications, Inc.                                     8.75%        6/15/2007                10,000           10,375
   Outdoor Systems Inc.                                          9.375%       10/15/2006                13,040           14,018
   Time Warner, Inc.                                             9.125%        1/15/2013                15,000           17,960
   Viacom Inc.                                                    8.00%         7/7/2006                45,150           46,166
   Von Hoffman Press Inc.                                       10.375%        5/15/2007 (1)            15,000           16,200
   Westinghouse Electric Corp.                                   6.875%         9/1/2003                13,000           13,028
   Westinghouse Electric Corp.                                   8.375%        6/15/2002                15,000           15,911
   Westinghouse Electric Corp.                                   8.875%         6/1/2001                15,000           15,990
   World Color Press, Inc.                                       9.125%        3/15/2003                15,000           15,600
   Young Broadcasting Inc.                                        9.00%        1/15/2006                10,000           10,425
   Young Broadcasting Inc.                                       11.75%       11/15/2004                 6,750            7,509

   METAL (5.6%)
   AK Steel Corp.                                                9.125%       12/15/2006                55,000           58,575
   AK Steel Corp.                                                10.75%         4/1/2004                25,000           26,844
   Algoma Steel Inc.                                            12.375%        7/15/2005                25,000           29,562
   Armco, Inc.                                                    9.00%        9/15/2007                22,525           22,750

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE           MARKET
                                                                                MATURITY                AMOUNT           VALUE*
HIGH YIELD CORPORATE PORTFOLIO                                   COUPON             DATE                 (000)            (000)
--------------------------------------------------------------------------------------------------------------------------------
   Armco, Inc.                                                   9.375%        11/1/2000            $    9,120    $       9,371
   Bethlehem Steel Corp.                                        10.375%         9/1/2003                10,500           11,235
   GS Technologies Operating Co., Inc.                           12.25%        10/1/2005                12,500           14,062
   LTV Corp.                                                      8.20%        9/15/2007 (1)            45,000           44,438
   NS Group Inc.                                                 13.50%        7/15/2003                 6,990            8,170
   Oregon Steel Mills, Inc.                                      11.00%        6/15/2003                 5,325            5,858
   Ryerson Tull, Inc.                                            9.125%        7/15/2006                10,000           10,900
   Weirton Steel Corp.                                           10.75%         6/1/2005                12,500           12,938
   Wells Aluminum Corp.                                         10.125%         6/1/2005                10,500           11,207

   PAPER & PACKAGING (6.2%)
   Container Corp. of America                                     9.75%         4/1/2003                50,000           54,000
   Doman Industries, Ltd.                                         8.75%        3/15/2004                30,000           28,950
   Domtar Inc.                                                    8.75%         8/1/2006                15,000           15,600
   The Fonda Group Inc.                                           9.50%         3/1/2007                15,000           14,137
   NoramPac Inc.                                                  9.50%         2/1/2008 (1)            15,000           15,300
   Paperboard Industries International Inc.                      8.375%        9/15/2007 (1)            18,750           19,406
   Riverwood International Corp.                                 10.25%         4/1/2006                15,000           15,263
   SD Warren Co.                                                 12.00%       12/15/2004                37,500           41,859
   Stone Container Corp.                                         9.875%         2/1/2001                30,245           30,812
   Tembec Finance Corp.                                          9.875%        9/30/2005                25,000           26,313
   U.S. Timberlands LLC                                          9.625%       11/15/2007                32,000           33,400

   TECHNOLOGY & RELATED (5.7%)
   Advanced Micro Devices, Inc.                                  11.00%         8/1/2003                54,000           57,780
   Amphenol Corp.                                                9.875%        5/15/2007                20,000           21,650
   Fairchild Semiconductor Corp.                                10.125%        3/15/2007                35,000           37,100
   Fisher Scientific International                                9.00%         2/1/2008 (1)            52,820           54,206
   Iron Mountain, Inc.                                            8.75%        9/30/2009                33,000           33,996
   Iron Mountain, Inc.                                          10.125%        10/1/2006                16,500           18,109
   Pierce Leahy Corp.                                            9.125%        7/15/2007                15,000           15,863
   Unisys Corp.                                                  7.875%         4/1/2008                30,000           30,150

   TELECOMMUNICATIONS (3.7%)
   Comcast Cellular Holdings, Inc.                                9.50%         5/1/2007                15,000           16,012
   GCI, Inc.                                                      9.75%         8/1/2007                18,000           19,125
   ITC Deltacom Inc.                                             11.00%         6/1/2007                15,000           16,800
   Intermedia Communications Inc.                                 8.50%        1/15/2008 (1)            45,000           46,575
   Intermedia Communications Inc.                                8.875%        11/1/2007 (1)             9,410            9,951
   McLeodUSA Inc.                                                 9.25%        7/15/2007                15,000           16,125
   Paging Network, Inc.                                          8.875%         2/1/2006                10,000            9,875
   Paging Network, Inc.                                         10.125%         8/1/2007                25,000           26,125
   Rogers Cantel, Inc.                                            8.30%        10/1/2007                15,000           15,000

   TEXTILES & RELATED (2.3%)
   Dan River Inc.                                               10.125%       12/15/2003                 5,000            5,319
   Pillowtex Corp.                                                9.00%       12/15/2007 (1)            19,750           20,589
   Tultex Corp.                                                  9.625%        4/15/2007                10,000           10,125
   Tultex Corp.                                                 10.625%        3/15/2005                15,000           15,844
   Westpoint Stevens, Inc.                                        8.75%       12/15/2001                30,000           31,350
   Westpoint Stevens, Inc.                                       9.375%       12/15/2005                23,375           24,661
                                                                                                                     -----------
                                                                                                                      3,907,826
                                                                                                                     -----------
UTILITIES (5.8%)
AES Corp.                                                        8.375%        8/15/2007                32,500           33,231
AES Corp.                                                         8.50%        11/1/2007 (1)            25,000           25,812
CMS Energy Corp.                                                 7.625%       11/15/2004                18,000           18,349
CMS Energy Corp.                                                 8.125%        5/15/2002                30,000           31,035
CalEnergy Co., Inc.                                               9.50%        9/15/2006                16,000           17,280
Cleveland Electric Illuminating Co.                               7.43%        11/1/2009 (1)            22,500           23,445
El Paso Electric Co. Series C                                     8.25%         2/1/2003                15,000           15,980
El Paso Electric Co. Series D                                     8.90%         2/1/2006                23,000           25,609
El Paso Electric Co. Series E                                     9.40%         5/1/2011                28,000           31,572

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE           MARKET
                                                                                MATURITY                AMOUNT           VALUE*
                                                                 COUPON             DATE                 (000)            (000)
--------------------------------------------------------------------------------------------------------------------------------
First Public Venture Funding                                     10.15%        1/15/2016            $    7,449   $        7,905
Midland Cogeneration Venture LP                                  11.75%        7/23/2005                25,000           29,593
Texas-New Mexico Power Co.                                       10.75%        9/15/2003                14,000           15,363
                                                                                                                    -----------
                                                                                                                        275,174
                                                                                                                    -----------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $4,166,857)                                                                                                  4,354,625
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (5.0%)
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note                                                5.75%        8/15/2003                80,000           81,158
U.S. Treasury Note                                                6.50%        5/31/2001                70,000           72,348
U.S. Treasury Note                                                6.50%        5/31/2002                80,000           83,295
--------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $231,028)                                                                                                      236,801
--------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.2%)
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                            5.60%         2/2/1998                23,931           23,931
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note G                                    5.60%         2/2/1998               223,687          223,687
--------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $247,618)                                                                                                      247,618
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.9%)
   (COST $4,645,503)                                                                                                  4,839,044
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.9%)
--------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                    252,218
Security Loan Collateral Payable to Brokers--Note G                                                                    (223,687)
Other Liabilities                                                                                                      (120,624)
                                                                                                                     -----------
                                                                                                                        (92,093)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------------
Applicable to 580,800,685 outstanding $.001 par value shares
   (authorized 1,700,000,000 shares)                                                                                 $4,746,951
================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                 $8.17
================================================================================================================================

*See Note A in Notes to Financial Statements.

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 1998, the aggregate value of these securities was $675,790,000, representing 14.2% of net assets.

--------------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                         AMOUNT             PER
                                                                                                           (000)          SHARE
--------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                      $4,582,985           $7.89
Undistributed Net Investment Income                                                                          --              --
Accumulated Net Realized Losses--Note E                                                                 (29,575)           (.05)
Unrealized Appreciation--Note F                                                                         193,541             .33
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                           $4,746,951           $8.17
================================================================================================================================

REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and
Board of Directors of
Vanguard Fixed Income Securities Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights appearing in the Annual Report to Shareholders present fairly, in all material respects, the financial position of Short-Term U.S. Treasury Portfolio, Short-Term Federal Portfolio, Short-Term Corporate Portfolio, Intermediate-Term U.S. Treasury Portfolio, Intermediate-Term Corporate Portfolio, Long-Term U.S. Treasury Portfolio, Long-Term Corporate Portfolio and High Yield Corporate Portfolio (separate portfolios of Vanguard Fixed Income Securities Fund, hereafter referred to as the "Fund") at January 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1998 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

March 6, 1998

                                                                     F280-1/1998